                              THE COMMERCE FUNDS

                            LETTER TO SHAREHOLDERS
DEAR SHAREHOLDERS:

  We are pleased to provide you this semiannual report for the Commerce Funds family.

EQUITY MARKET COMMENTARY

  The collapsing Asian markets put a damper on the bull market from November until early January. In October, the market experienced its first 10% correction since 1990. Investors tried to sort out the effects of slumping Asian economies on future sales and earnings growth rates of American companies. In January, when fourth quarter earnings reports were released, investors were pleasantly surprised. With a backdrop of low interest rates, a strong U.S. economy, and a confident consumer / investor, the Dow Jones Industrial average soared 1600 points in fifteen weeks.

FIXED-INCOME MARKET COMMENTARY

  Yields have continued to decline modestly over the last six months. Looking at the beginning and end points, however, masks the volatility in rates. The long end of the market made historic lows in rates early this year as fear spread that problems in Asia would spread to the rest of the world. When Asian markets began to recover, yields started to rise as the bond market began to focus on the strength of the domestic economy. Credit spreads contracted again as the crisis mentality of late 1997 began to fade. The market began to fear a tightening in credit by the Federal Reserve as economic growth was stronger in the first quarter than most market participants anticipated. Inflation, however, continued to be benign. The bond market was hostage to two dynamics, strong growth and low inflation. Ultimately the Fed kept rates unchanged, but the rhetoric from various Fed members were unfriendly for the market and have kept the market skittish for most of the year.

TAX-EXEMPT MARKET COMMENTARY

  The story in the municipal market has been supply, and lots of it. Long-term new issue volume from October 1997 through April 1998 totaled $154.2 billion. That is up more than 38% over the same time period last year. Several factors have contributed to the surge including lower interest rates, tightening credit spreads, and voter willingness to approve public debt-financed projects. As measured by the yield on the triple-A 10 year general obligation bond, interest rates declined 70 basis points from March 1997 to January 1998. This provided a golden opportunity for issuers to refund or refinance existing higher coupon debt. Complementing the decline in overall interest rates, credit spreads continued to slide inward. This has allowed for greater savings for lower quality issuers as their existing debt could be refinanced at spreads 20 to 30 basis points tighter to the triple-A curve. Lastly, the strong economy has produced a more tranquil taxpayer. New bond issues, particularly for local school construction, continue to meet little resistance from voters.

  With all this supply, investor demand has had a tough time keeping pace. As a result, municipal bonds have become increasingly cheap compared to Treasuries. At the end of October 1997, the yield on the generic triple-A 10 year general obligation bond traded at 77% of the 10 year Treasury. This ratio increased to over 80% at the end of April 1998. The last time this ratio exceeded 80% was during the flat tax scare of 1995. If supply tapers off in June as expected, municipals are in a good position to outperform Treasuries over the near term.

  Each of the Commerce Funds is highlighted in the pages that follow. We are most pleased to have you as a Commerce Funds shareholder.

SHORT-TERM GOVERNMENT FUND

  The Institutional Shares had a total return for the six month period ending April 30, 1998 of 2.81% based on net asset value ("NAV"). The Service Shares had a total return for the same period based on NAV of 2.69%. This compares to the Lipper Short-Term U.S. Government Funds Index return of 2.41% and the Salomon Brothers 1-5 Year Treasury/Government Sponsored Index return of 2.99%. The Institutional and Service Shares distributed $.56 and $.54 per share, respectively, from net investment income during the period.

  The Short-Term Government Fund was positioned with a positive duration target versus its benchmark over the second half of 1997. We are maintaining that duration position and look to add value to our shareholders by investing in higher yielding securities, including mortgage backed securities with short, stable average lives. We expect that well structured mortgage securities will continue to provide good risk adjusted incremental returns.

BOND FUND

  The Institutional Shares had a total return for the six month period ending April 30, 1998 of 3.25% based on

                              THE COMMERCE FUNDS

NAV. The Service Shares had a total return for the period ending April 30, 1998 of 3.12% based on NAV. This compares to the Lipper Intermediate Investment Grade Debt Funds Index return of 3.08% and the Lehman Brothers Aggregate Bond Index return of 3.59%. The Institutional and Service Shares distributed $.58 and $.55 per share, respectively, from net investment income during the period.

  The Bond Fund was positioned slightly long versus its duration benchmark for the second half of 1997. We continue to run our duration slightly longer than our benchmark as inflation adjusted yields are attractive, especially with inflation continuing to fall. We do not expect that rates will decline dramatically unless the economy weakens, or the crisis in Asia rears up again. We look to add value to our shareholders by investing in higher yielding securities including mortgage and asset backed securities. Going forward we expect to maintain our positive duration bias while maintaining our exposure to higher yielding securities. We took advantage of the widening in credit spreads to increase the Fund's exposure to asset backed and corporate securities. Our mortgage exposure decreased through run off and the proceeds were reinvested in the aforementioned sectors. The Fund continues to maintain exceptional credit quality, with an average quality rating of AAA.

BALANCED FUND

  The Institutional Shares had a total return based on NAV for the six months ended April 30, 1998 of 14.42%. The Service Shares had a total return based on NAV for the last six months of 14.26%. By comparison, the Lipper Balanced Funds Index returned 12.27% and the 60% S&P 40% / Lehman Brothers Aggregate Bond Index 14.67%.

  The fixed-income portion of the Fund was positioned slightly long versus its duration benchmark for the second half of 1997. We continue to run our duration slightly longer than our benchmark as inflation adjusted yields are attractive, especially with inflation continuing to fall. We do not expect that rates will decline dramatically unless the economy weakens, or the crisis in Asia rears up again. We look to add value to our shareholders by investing in higher yielding securities, including mortgage and asset backed securities. Going forward we expect to maintain our positive duration bias while maintaining our exposure to higher yielding securities. The fund took advantage of the widening in credit spreads to increase the Fund's exposure to asset backed and corporate securities. Our mortgage exposure decreased through run off and we invested the proceeds in the aforementioned sectors. The fixed income portion of the Fund continues to maintain exceptional credit quality, with an average quality rating of AAA.

  The financial sector, which includes banks and insurance industries, has long been one of our heaviest weighted sectors in the equity portion of the Fund. Enthusiasm for financial stocks reached a peak in mid-April when a series of large banks and brokerage firms decided to merge. Travelers Group, Inc. and BankAmerica, Corp., which were both held by the Fund, were involved in these mega mergers. Recently, we have begun to reduce our financial weighting but still remain overweighted compared to the S&P 500 Index. Morgan Stanley, Dean Witter, Discover and Co. was our best performing issue, rising 60% over the last six months.

GROWTH AND INCOME FUND

  The Commerce Growth and Income Fund had a sound start as evidenced from the results for the six month period. The Institutional Shares had a total return of 16.36% for the six months ended April 30, 1998 based on NAV. The Service Shares had a total return of 16.24% for the six months ended April 30, 1998 based on NAV. By comparison, the S&P 500 Index ("S&P 500") gained 22.49%, and the Lipper Growth & Income Funds Index gained 17.07%.

  Over the course of the last six months, the Commerce Growth and Income Fund has roughly doubled in total net assets. During this period, the Fund struggled to keep up with the sharp rise in the equity market as measured by the S&P 500 stock Index. Results relative to the Russell 1000 Value Index were somewhat better, although lower than that Index which returned 19.63%.

  The shortfall in performance is accounted for primarily by several specific issues. The first is that our relatively high weighting in the utility sector has been a major drag thus far in 1998. The utility sector which includes oil & gas-production distribution accounted for approximately 15% of the portfolio, and provided strong returns in the latter part of 1997 as interest rates declined and concern increased over Asia's impact on the U.S. economy. This

                              THE COMMERCE FUNDS
began to sharply reverse in early 1998 as Asian concerns regarding Asia waned and interest rates began to increase modestly. It is important to note that this sector also provided yield benefits for the portfolio.

  Stock selection also hurt results, particularly in the capital goods, energy, and technology sectors. Problems stemming from weakness in the Asian economics had a profoundly negative impact on the semiconductor companies resulting in declines of 25% and greater. The Justice Department's blocking of the Northrop/Lockheed merger plan took 30% off our Northrop Grumman Corp. position. On the other hand, our over weight and stock selection in the financial services sector, which includes banks and insurance, have both made a positive contribution. This is particularly true in the banking and brokerage industry where earnings have continued to be strong and merger activities high.

  We have initiated several changes to the portfolio of investments over the course of the last several months. The technology sector position has been reduced given the continued near term earnings pressures. While we are modestly trimming our overall weight in the finance sector, we continue to add to the Fund's insurance stocks where valuations continue to look attractive.

  In addition, we have increased the average capitalization of the companies held by the Fund. While the average market capitalization of the Fund was $9.6 billion as of the last report, it is now closer to $16 billion. Thus, the Fund has less of a midcap bias, but it is nowhere near that of the S&P 500 which has an average market capitalization of 64 billion. We continue to find better relative value in the more moderate size companies.

GROWTH FUND

  The Institutional Shares of the Fund had a total return of 21.60% based on NAV for the six months ending April 30,1998. The Service Shares recorded a total return of 21.49% based on NAV for the six month period. This compares with a 22.49% return for the S&P 500 and a 18.06% return for the Lipper Growth Funds Index.

  The financial sector has long been one of our heaviest weighted sectors in the Fund. At the end of April, the Fund had a 24.0% representation of financial industry stocks (including banking, financial services and insurance sectors). Enthusiasm for financial stocks reached a peak in mid-April when a series of large banks and brokerage firms decided to merge. Travelers Group, Inc. and BankAmerica, Corp., which were both held by the Fund, were involved in these mega mergers. We have begun to reduce our financial sector weighting but still remain overweighted relative to the S&P 500 Index. Morgan Stanley, Dean Witter, Discover and Co. was our best performing issue, rising 60% over the last six months.

  With consumer confidence levels at record highs and rising consumer disposable income, retailing stock prices also came to life. Both Gap, Inc. and TJX Companies, Inc. rose 45% during the six month period.

  The Fund has reduced its technology stock positions because of the negative implications stemming from the collapse of Asian economies are hurting many of these companies. We also dramatically reduced the Fund's exposure to semiconductor manufacturers.

MIDCAP FUND

  For the period ended April 30, 1998, the Institutional Shares had a total return of 22.79% based on NAV. For the six month period, the Service Shares had a total return of 22.59%, based on NAV. By comparison, the S&P Mid Cap 400 Index gained 19.16%, and the Lipper Mid Cap Funds Index gained 14.24% for the same time period.

  The bull market in stocks continues. Most major market indices set new highs this year. The influx of foreign capital into U.S. companies helped propel stock prices higher and drive interest rates lower. To date, the Asian meltdown has had little impact on either U.S. jobs or consumer confidence. Low interest rates have kept housing demand high, driving many consumer oriented sectors of the economy.

  Not surprisingly, the consumer cyclical sector of the stock market recorded robust returns during this period. Companies selling apparel, furnishings, appliances and other goods reaped the benefit of the strongest economy in years. While superior performance has been concentrated in the market's largest companies, the gains are starting to broaden. The Fund's performance has profited from participating in "growth" sectors of the market. These include computer software, healthcare and

                              THE COMMERCE FUNDS
retailers. Valuation differentials between the supercap stocks and the midcap sector remain very wide. We detect a slowing in corporate sales this year, more so in larger multinational companies than smaller domestically oriented ones. At some point, this valuation gap will narrow considerably. The differences are so great that the process will take years to complete. We look forward to participating in several years of strong performance. In the meantime, we continue to search for reasonably valued investments in growing companies.

INTERNATIONAL EQUITY FUND

  The Institutional Shares produced a total return of 14.11% for the six month period ending April 30, 1998, based on NAV. The Service Shares had a total return of 13.97% for the six month period based on NAV. These returns lagged the return of the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index for the same time period, which was 15.59%. The Lipper International Equity Funds Index return was 16.61% for the six month period. On an inception to date basis, the International Equity Fund's Institutional Share's annualized total return of 11.29% based on NAV is ahead of the EAFE Index which had a return of 10.65%.

  Unlike 1997, calendar year to date 1998 has been a strong one for investments in non-US equity markets. Local market investors in most European countries have experienced attractive double digit returns. Both the developed and emerging markets of Asia have continued to experience tremendous weakness in 1998, and this, together with the strength of the US dollar, lead to negative local market returns. The Asian economies and markets are expected to take several more years to recover fully.

  The Fund has remained underweighted in Japan (at approximately 16% of the portfolio versus 22% of the EAFE Index) which has added value. Country allocation overall has been a negative year-to-date, while stock selection also has not added value. Our growth orientation has not worked well in certain areas such as Europe, where the large, cyclical companies which are viewed as "turnaround stories" have performed well. In addition, the managed exposure to the emerging markets of Latin America has worked against performance year to date.

  The outlook is seen as increasingly positive for the Continental European markets, with corporate earnings likely to be strong due to corporate restructuring and better than expected economic growth. The outlook for Asia is not encouraging. The Japanese economy is expected to slip back into recession in 1998. The portfolio is positioned to take advantage of the continued strength in the European equity markets.

NATIONAL TAX-FREE INTERMEDIATE BOND FUND

  The Fund's NAV was unchanged at $18.85 for the period ending April 30, 1998. Distributions totaled $.37 per share, bringing the total return to 1.95%. The Lipper General Municipal Debt Funds Index and the Merrill Lynch Municipal Intermediate Index had returns of 2.50% and 2.40%, respectively. We continue to focus on adding value by increasing the Fund's exposure to higher yielding sectors including healthcare, housing, higher education and transportation. Despite the tighter spreads, bonds in these sectors can provide incremental yields of 10 to 20 basis points over General Obligation bonds. More recently, we have looked to improve the overall structure of the Fund by reducing call risk. This has been accomplished, in part, by selling high coupon bonds callable in 2 to 5 years and replacing them with noncallable current coupon bonds. Duration has been extended and is expected to remain in a range of 5.25-5.50 years. This falls slightly short of the Lipper General Municipal Debt Funds Index 5.6 years and slightly long compared to the Merrill Lynch Municipal Intermediate Index 5.0 years.

MISSOURI TAX-FREE INTERMEDIATE BOND FUND

  For the six month period the NAV of the Fund increased 0.16% to $18.64 from $18.61, reflecting the lower yields. The total return was 2.24%, which combines the NAV increase with the per share distribution of $.37. The Lipper General Municipal Debt Funds Index and the Merrill Lynch Municipal Intermediate Index had returns of 2.50% and 2.40%, respectively. We continue to focus on adding value by increasing the Fund's exposure to higher yielding sectors including healthcare, housing, higher education, and transportation. Despite the tighter spreads, bonds in these sectors provided incremental yields of 10 to 20 basis points over General Obligation bonds. More recently, we have looked to improve the overall structure

                               THE COMMERCE FUNDS
of the Fund by reducing call risk. This has been accomplished in part by selling high coupon bonds callable in 2 to 5 years and replacing them with non-callable current coupons bonds. Duration has been extended and is expected to remain in a range of 5.25-5.50 years. This falls slightly short of the Lipper General Municipal Debt Funds Index 5.6 years and slightly long compared to the Merrill Lynch Municipal Intermediate Index 5.0 years.

  In conclusion, since our last report to you, effective May 31, 1998, the Commerce Funds Board of Trustees has authorized the removal of the sales load from the Institutional Class of the Short-Term Government, Bond, Balanced, Growth and Income, Growth, MidCap, and International Equity Funds. In addition, you may now access information about the Commerce Funds, including daily pricing for both the Institutional and Service Share Classes, by visiting our website at www.commercefunds.com.

  We appreciate your support and look forward to helping you meet your investment objectives.

Sincerely,

/s/ Peter F. Mackie

Peter F. Mackie
Executive Vice President
Commerce Bank, N.A.
April 30, 1998

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                           SHORT-TERM GOVERNMENT FUND
                                 APRIL 30, 1998
                                  (UNAUDITED)

 PRINCIPAL              INTEREST                       MATURITY
  AMOUNT                  RATE                           DATE                            VALUE
-----------             --------                       --------                       -----------
                COLLATERALIZED MORTGAGE OBLIGATIONS--41.0%
 CMC Securities Corp. REMIC Series 1993-B, Class B4
$ 2,000,000               6.85%                        04/25/23                       $ 2,005,660
 Federal Home Loan Mortgage Corp. REMIC PAC Series
  1205, Class G
    250,000               7.00                         03/15/07                           254,607
 Federal Home Loan Mortgage Corp. REMIC PAC Series
  1360, Class PE
    210,000               3.50                         12/15/17                           198,055
 Federal Home Loan Mortgage Corp. REMIC PAC Series
  1619, Class EC
    500,000               5.60                         11/15/23                           491,560
 Federal Home Loan Mortgage Corp. REMIC Series 14,
  Class A
    157,000               6.00                         06/25/23                           150,313
 Federal Home Loan Mortgage Corp. REMIC Series
  1112, Class F
    103,261               8.40                         01/15/21                           104,681
 Federal Home Loan Mortgage Corp. REMIC Series
  1574, Class P
    235,741               6.50                         07/15/23                           235,593
 Federal Home Loan Mortgage Corp. REMIC Series
  1617, Class C
    149,000               6.50                         02/15/23                           149,046
 Federal Home Loan Mortgage Corp. REMIC Series
  1727, Class E
    660,000               6.50                         04/15/18                           665,359
 Federal Home Loan Mortgage Corp. Series 180, Class
  G
    661,329               8.00                         09/15/21                           671,863
 Federal Home Loan Mortgage Corp. Series 1255,
  Class G
    401,074               7.50                         07/15/21                           408,718
 Federal National Mortgage Assn. REMIC PAC Series
  G92-35, Class D
    210,000               4.50                         08/25/21                           199,368

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ----------             --------                       --------                       -----------
              COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
  Federal National Mortgage Assn. REMIC PAC Series
   1991-118, Class K
 $  405,000               7.00%                        08/25/21                       $   408,669
  Federal National Mortgage Assn. REMIC PAC Series
   1992-129, Class G
    432,000               4.00                         06/25/18                           417,014
  Federal National Mortgage Assn. REMIC PAC Series
   1992-58, Class H
    509,454               6.50                         05/25/16                           508,180
  Federal National Mortgage Assn. REMIC PAC Series
   1993-208, Class L
     63,365               6.50                         03/25/23                            63,286
  Federal National Mortgage Assn. REMIC PAC Series
   1996-28, Class PE
    281,000               6.50                         03/25/20                           284,071
  Federal National Mortgage Assn. REMIC Series X-
   130A, Class H
    510,000               6.30                         09/25/18                           512,071
  Federal National Mortgage Assn. REMIC Series X-
   225C, Class G
    630,334               6.50                         11/25/22                           605,121
  Federal National Mortgage Assn. REMIC Series X-
   225C, Class NB
  1,993,663               6.50                         12/25/22                         1,984,313
  Federal National Mortgage Assn. REMIC Series X-
   225C, Class NC
  3,229,000               6.50                         03/25/23                         3,167,423
  Federal National Mortgage Assn. REMIC Series G94-
   9, Class C
    250,000               6.25                         04/17/10                           247,030
  Federal National Mortgage Assn. REMIC Series
   1992-1, Class E
    500,000               7.50                         01/25/07                           511,560

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                    SHORT-TERM GOVERNMENT FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

 PRINCIPAL              INTEREST                         MATURITY
   AMOUNT                 RATE                             DATE                            VALUE
 ----------             --------                         --------                       -----------
              COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
  Federal National Mortgage Assn. REMIC Series
   1993-29, Class FA
 $  250,634               6.27%(a)                       03/25/23                       $   249,614
  Federal National Mortgage Assn. REMIC Series
   1993-76, Class A
    357,532               6.00                           06/25/08                           349,488
  Federal National Mortgage Assn. REMIC Series
   1993-225C, Class NE
  1,750,390               6.50                           12/25/22                         1,676,541
  Federal National Mortgage Assn. REMIC Series
   1993-245, Class N
    200,000               6.50                           12/25/23                           200,312
  Federal National Mortgage Assn. REMIC Series
   1994-23, Class A
    158,679               6.00                           12/25/22                           157,687
  Federal National Mortgage Assn. Series 1993-139,
   Class KB
  1,000,000               7.00                           11/25/00                         1,009,370
  Federal National Mortgage Assn. Series 1993-140,
   Class D
    444,610               5.50                           08/25/07                           443,237
  Federal National Mortgage Assn. Series 1995-19E,
   Class L
  1,187,783               6.25                           08/25/08                         1,183,697
  GE Capital Mortgage Services, Inc. Series 1993-
   16, Class A4
     61,316               6.25                           12/25/23                            61,125
  Independent National Mortgage Corp. REMIC
   Series 1995-M, Class A1
    540,796               7.50                           09/25/25                           544,002
  Prudential Home Mortgage Securities Series 1993-
   43, Class A1
    593,393               5.40                           10/25/23                           589,126
  Residential Funding Mortgage Securities I REMIC
   PAC Series 1994-S1, Class A7
    295,000               6.57                           01/25/24                           294,767

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ----------             --------                       --------                       -----------
              COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
  Residential Funding Mortgage Securities Series
   1993-S49, Class A2
 $  847,071               6.00%                        12/25/08                       $   845,741
  Securitized Asset Sales, Inc. Series 1993-7,
   Class T
    470,000               6.25                         12/25/23                           455,312
  Westam Mortgage Financial Corp. Series 7, Class F
    622,225               9.30                         10/01/15                           623,389
                                                                                      -----------
      Total Collateralized Mortgage Obligations
       (cost $22,705,522)..........................                                   $22,926,969
                                                                                      -----------
              MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS--6.0%
  Federal Home Loan Mortgage Corp.
 $   25,247               8.75%                        02/01/01                       $    25,567
     43,602               8.75                         04/01/01                            46,027
    268,458               8.25                         08/01/01                           272,399
    135,729               7.75                         09/01/07                           139,177
    898,708               7.00                         05/01/26                           909,942
  Federal National Mortgage Assn.
    403,261               8.00                         12/01/07                           420,012
    445,962               6.50                         02/01/12                           447,705
    270,595               9.00                         07/01/24                           291,116
  Government National Mortgage Assn.
    294,804               8.00                         10/15/16                           310,464
    473,118               8.00                         07/15/17                           497,512
                                                                                      -----------
      Total Mortgage-Backed Pass-Through
       Obligations
       (cost $3,262,321)...........................                                   $ 3,359,921
                                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                    SHORT-TERM GOVERNMENT FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ----------             --------                       --------                       -----------
                 U.S. GOVERNMENT AGENCY OBLIGATIONS--39.7%
  Federal Agriculture Mortgage Corp.
 $  500,000               6.69%                        02/10/00                       $   507,850
  Federal Farm Credit Bank
  1,000,000               7.17                         04/03/00                         1,025,620
  1,000,000               6.10                         11/19/01                         1,008,590
  Federal Home Loan Bank
    530,000               7.13                         03/27/00                           543,165
  1,000,000               7.44                         08/10/01                         1,046,410
  1,000,000               6.53                         08/28/01                         1,021,250
  1,000,000               6.63                         08/28/01                         1,024,360
    965,000               7.56                         02/27/02                         1,021,086
  1,630,000               6.89                         04/06/04                         1,707,686
  Federal Home Loan Mortgage Corp.
    500,000               7.90                         01/27/00                           517,735
  1,000,000               6.52                         08/25/00                         1,016,090
    500,000               6.70                         07/25/01                           512,810
  Federal National Mortgage Assn.
  1,500,000               6.36                         08/16/00                         1,519,920
  1,000,000               9.20                         09/11/00                         1,075,310
    250,000               6.18                         03/15/01                           252,265
    500,000               6.63                         04/18/01                           512,030
    700,000               6.38                         08/14/01                           711,046
    625,000               7.40                         07/01/04                           672,463
    215,000               7.88                         02/24/05                           237,541
  Israel Aid Series 5A
  2,000,000               7.75                         11/15/99                         2,056,960
  Student Loan Marketing Assn.
    180,000               6.05                         09/14/00                           180,900
  Tennessee Valley Authority 1989, Series D
  2,000,000               8.38                         10/01/99                         2,068,740
    575,000               6.00                         11/01/00                           577,248
  U.S. Department of Housing & Urban Development
   Series 1994-A
    100,000               6.44                         08/01/02                           100,934

 PRINCIPAL              INTEREST                         MATURITY
   AMOUNT                 RATE                             DATE                            VALUE
 ----------             --------                         --------                       -----------
               U.S. GOVERNMENT AGENCY OBLIGATIONS--CONTINUED
  U.S. Department of Housing & Urban Development
   Series 1995-A
 $1,250,000               8.15%                          08/01/00                       $ 1,307,575
                                                                                        -----------
      Total U.S. Government Agency Obligations
       (cost $22,029,721)..........................                                     $22,225,584
                                                                                        -----------
                      U.S. TREASURY OBLIGATIONS--4.9%
  United States Treasury Notes
 $1,750,000               6.38%                          04/30/99                       $ 1,763,668
  1,000,000               5.88                           08/31/99                         1,003,750
                                                                                        -----------
      Total U.S. Treasury Obligations
       (cost $2,754,727)...........................                                     $ 2,767,418
                                                                                        -----------
                       SHORT-TERM OBLIGATIONS--6.2%
  Federal National Mortgage Assn. Discount Notes
 $1,500,000               5.49%(b)                       05/04/98                       $ 1,499,318
  2,000,000               5.45(b)                        05/18/98                         1,994,872
                                                                                        -----------
      Total Short-Term Obligations
       (cost $3,494,190)...........................                                     $ 3,494,190
                                                                                        -----------
                        REPURCHASE AGREEMENT--1.5%
  State Street Bank & Trust Company, dated
   04/30/98, repurchase price $840,121 (U.S.
   Treasury Note: $857,027, 11.25%, 02/15/15)
 $  840,000               5.18%                          05/01/98                       $   840,000
                                                                                        -----------
      Total Repurchase Agreement (cost $840,000)...                                     $   840,000
                                                                                        -----------
      Total Investments (cost $55,086,481(c))......                                     $55,614,082
                                                                                        ===========

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                    SHORT-TERM GOVERNMENT FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

-------------------------
Federal Income
 Tax
 Information:
 Gross
  unrealized
  gain for
  investments
  in which
  value
  exceeds
  cost........ $ 704,488
 Gross
  unrealized
  loss for
  investments
  in which
  cost exceeds
  value.......  (176,887)
               ---------
 Net
  unrealized
  gain........ $ 527,601
               =========
-------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

(a)Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 1998.
(b)The interest rate disclosed for these securities represents effective yields to maturity.
(c)The cost stated also represents aggregate cost for federal income tax purposes.
--------------------------------------------------------------------------------
INVESTMENT ABBREVIATIONS:

 PAC   --Planned Amortization Class
 REMIC --Real Estate Mortgage Investment Conduit

--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                                   BOND FUND
                                 APRIL 30, 1998
                                  (UNAUDITED)

 PRINCIPAL              INTEREST                        MATURITY
  AMOUNT                  RATE                            DATE                            VALUE
-----------             --------                        --------                       ------------
                      ASSET-BACKED SECURITIES--33.9%
AUTO--3.2%
 Fifth Third Bank Auto Grantor Trust Series 1996-A,
  Class A
$ 3,846,326               6.20%                         09/15/01                       $  3,858,326
 NationsBank Auto Owner Trust Series 1996-A, Class
  A4
  4,500,000               6.63                          12/15/00                          4,542,165
                                                                                       ------------
                                                                                       $  8,400,491
                                                                                       ------------
CREDIT CARD--12.0%
 American Express Credit Account Master Trust
  Series 1996-1, Class B
$ 2,000,000               6.95%                         12/15/03                       $  2,040,000
 American Express Master Trust Series 1994-3, Class
  A
  2,000,000               7.85                          08/15/05                          2,167,500
 Chemical Master Credit Card Trust I Series 1995-3,
  Class A
  2,000,000               6.23                          04/15/05                          2,014,360
 Chemical Master Credit Card Trust I Series 1996-1,
  Class B
  1,000,000               5.71                          09/15/03                            986,870
 Chemical Master Credit Card Trust I Series 1996-2,
  Class A
  2,500,000               5.98                          09/15/08                          2,457,800
 Chemical Master Credit Card Trust I Series 1996-2,
  Class B
  2,500,000               6.16                          09/15/08                          2,451,550
 Citibank Credit Card Master Trust I Series 1997-6,
  Class B
  2,000,000               7.83(a)                       08/15/06                          1,230,787
 Discover Card Master Trust I Series 1993-3, Class
  A
  2,000,000               6.20                          05/16/06                          2,006,240
 Discover Card Trust Series 1991-F, Class B
  7,350,000               8.35                          11/21/00                          7,432,688

 PRINCIPAL              INTEREST                       MATURITY
  AMOUNT                  RATE                           DATE                            VALUE
-----------             --------                       --------                       ------------
                    ASSET-BACKED SECURITIES--CONTINUED
CREDIT CARD--CONTINUED
 MBNA Master Credit Card Trust Series 1995-C, Class
  A
$ 2,000,000               6.45%                        02/15/08                       $  2,034,360
 Standard Credit Card Master Trust Series 1993-2,
  Class A
  2,000,000               5.95                         10/07/04                          1,988,580
 Standard Credit Card Master Trust Series 1995-1,
  Class A
  2,000,000               8.25                         01/07/07                          2,229,400
 Standard Credit Card Master Trust Series 1995-1,
  Class B
  2,000,000               8.45                         01/07/07                          2,231,140
                                                                                      ------------
                                                                                      $ 31,271,275
                                                                                      ------------
EQUIPMENT--0.4%
 Green Tree Recreational, Equipment & Consumer
  Trust 1996-A, Class A1
$   920,819               5.55%                        02/15/18                       $    917,679
                                                                                      ------------
HOME EQUITY--8.0%
 Access Financial Mortgage Loan Trust Series 1996-
  2, Class A4
$ 1,500,000               7.63%                        09/18/21                       $  1,566,766
 Advanta Mortgage Loan Trust Series 1994-4, Class
  A2
  4,000,000               8.92                         01/25/26                          4,313,800
 American Business Financial Services, Inc. 1996-1,
  Class A
  5,269,866               7.95                         09/15/26                          5,374,440
 Corestates Home Equity Trust Series 1993-2, Class
  A
    527,501               5.10                         03/15/09                            519,161
 GE Capital Mortgage Services, Inc. Series 1997-
  HE1, Class B1
  1,250,000               7.50                         03/25/07                          1,275,195
 GE Capital Mortgage Services, Inc. Series 1997-
  HE1, Class M
  1,955,928               7.50                         03/25/27                          2,040,431

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                             BOND FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

 PRINCIPAL              INTEREST                       MATURITY
  AMOUNT                  RATE                           DATE                            VALUE
-----------             --------                       --------                       ------------
                    ASSET-BACKED SECURITIES--CONTINUED
HOME EQUITY--CONTINUED
 GE Capital Mortgage Services, Inc. Series 1997-
  HE4, Class B1
$ 3,982,906               7.33%                        12/25/28                       $  3,892,892
 GE Capital Mortgage Services, Inc. Series 1997-
  HE4, Class M
  1,988,044               7.14                         12/25/28                          2,006,711
                                                                                      ------------
                                                                                      $ 20,989,396
                                                                                      ------------
MANUFACTURED HOUSING--9.8%
 Associates Manufactured Housing Series 1996-1,
  Class A5
$ 5,000,000               7.60%                        03/15/27                       $  5,298,684
 Green Tree Financial Corp. Series 1993-4, Class A4
  2,000,000               6.60                         01/15/19                          2,026,080
 Green Tree Financial Corp. Series 1993-4, Class A5
  4,000,000               7.05                         01/15/19                          4,106,640
 Green Tree Financial Corp. Series 1994-2, Class A4
  4,000,000               7.90                         05/15/19                          4,223,221
 Green Tree Financial Corp. Series 1996-4, Class A7
  4,000,000               7.90                         06/15/27                          4,291,316
 Green Tree Financial Corp. Series 1996-8, Class M1
  2,000,000               7.85                         10/15/27                          2,100,341
 Indymac Manufactured Housing Contract (Credit
  Suisse First Boston) Series 1997-1, Class M
  2,000,000               7.11                         02/25/28                          2,100,613
 Oakwood Mortgage Investors, Inc. Series 1997-A,
  Class A5
  1,500,000               7.12                         05/15/27                          1,543,905
                                                                                      ------------
                                                                                      $ 25,690,800
                                                                                      ------------

 PRINCIPAL              INTEREST                       MATURITY
  AMOUNT                  RATE                           DATE                            VALUE
-----------             --------                       --------                       ------------
                    ASSET-BACKED SECURITIES--CONTINUED
UTILITIES--0.5%
 California Infrastructure PG&E I Series 1997-1,
  Class A6
$ 1,250,000               6.32%                        09/25/05                       $  1,266,475
                                                                                      ------------
     Total Asset-Backed Securities
      (cost $86,119,870)...........................                                   $ 88,536,116
                                                                                      ------------
                 COLLATERALIZED MORTGAGE OBLIGATIONS--4.4%
 Countrywide Mortgage Backed Securities, Inc. REMIC
  PAC Series 1993-B, Class A5
$ 1,333,571               6.75%                        11/25/23                       $  1,329,039
 Federal Home Loan Mortgage REMIC PAC Series 1579,
  Class PM
  1,235,000               6.70                         09/15/23                          1,236,149
 Federal National Mortgage Assn. REMIC Series X-
  130A, Class H
  1,500,000               6.30                         09/25/18                          1,506,090
 Federal National Mortgage Assn. REMIC Series 1992-
  1, Class E
  2,500,000               7.50                         01/25/07                          2,557,800
 Indymac Manufactured Housing Contract (Credit
  Suisse First Boston) Series 1997-1, Class A3
  3,000,000               6.61                         02/25/28                          3,026,730
 PNC Mortgage Securities Corp. REMIC Series 1996-1,
  Class A10
  1,817,991               7.50                         09/25/09                          1,900,927
                                                                                      ------------
     Total Collateralized Mortgage Obligations
      (cost $11,360,879)...........................                                   $ 11,556,735
                                                                                      ------------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                             BOND FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

 PRINCIPAL              INTEREST                       MATURITY
  AMOUNT                  RATE                           DATE                            VALUE
-----------             --------                       --------                       ------------
                       CORPORATE OBLIGATIONS--11.9%
FINANCIAL--9.0%
 American Express Credit Corp.
$ 2,000,000               6.13%                        11/15/01                       $  2,000,700
 BankAmerica Corp.
  3,500,000               6.88                         06/01/03                          3,585,120
 Chemical Bank
  2,000,000               6.70                         08/15/08                          2,017,520
 Ford Motor Company Credit Corp.
  2,000,000               6.63                         06/30/03                          2,032,780
 General Motors Acceptance Corp.
  2,000,000               5.88                         01/22/03                          1,974,280
  2,000,000               6.63                         10/15/05                          2,025,940
 Morgan Stanley Group, Inc.
  2,000,000               6.75                         03/04/03                          2,037,940
 NationsBank Corp.
  1,000,000               7.75                         08/15/15                          1,098,090
  1,000,000               7.80                         09/15/16                          1,106,370
 PNC Bank, N.A.
  2,000,000               7.88                         04/15/05                          2,156,960
 Salomon Smith Barney, Inc.
  3,500,000               6.63                         06/01/00                          3,529,890
                                                                                      ------------
                                                                                      $ 23,565,590
                                                                                      ------------
INDUSTRIAL--2.1%
 Service Master Co.
$ 3,000,000               7.10%                        03/01/18                       $  2,982,180
 TRW, Inc.
  2,500,000               6.05                         01/15/05                          2,460,125
                                                                                      ------------
                                                                                      $  5,442,305
                                                                                      ------------
UTILITIES--0.8%
 Duke Power Corp.
$ 1,000,000               7.37%                        02/02/04                       $  1,052,210
 Union Electric Co.
  1,000,000               6.75                         10/15/99                          1,009,030
                                                                                      ------------
                                                                                      $  2,061,240
                                                                                      ------------
     Total Corporate Obligations
      (cost $29,782,739)...........................                                   $ 31,069,135
                                                                                      ------------

 PRINCIPAL              INTEREST                       MATURITY
  AMOUNT                  RATE                           DATE                            VALUE
-----------             --------                       --------                       ------------
                            FOREIGN BONDS--1.1%
 Hanson Overseas BV
$ 2,000,000               6.75%                        09/15/05                       $  2,030,820
 Hydro Quebec
  1,000,000               7.96                         12/17/01                          1,057,790
                                                                                      ------------
     Total Foreign Bonds (cost $2,965,820).........                                   $  3,088,610
                                                                                      ------------
              MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS--20.9%
 Federal Home Loan Mortgage Corp.
$ 1,780,427               6.00%                        12/01/13                       $  1,759,275
  1,859,644               8.50                         02/01/19                          1,963,914
  2,145,944               8.50                         03/01/21                          2,266,632
 10,784,497               7.00                         05/01/26                         10,919,303
 Federal National Mortgage Assn.
  1,172,796               7.19                         07/01/06                          1,245,959
  3,992,101               5.50                         01/01/09                          3,845,431
  3,171,128               7.00                         07/01/09                          3,235,534
    891,923               6.50                         02/01/12                            895,411
  1,795,661               6.00                         12/01/13                          1,754,881
  1,492,887               6.50                         07/01/14                          1,490,543
  1,551,131               9.00                         11/01/21                          1,661,634
    719,531               9.00                         02/01/25                            772,589
  3,537,494               6.50                         03/01/26                          3,508,734
 Government National Mortgage Assn.
  3,965,619               8.00                         02/15/22                          4,134,158
  4,402,643               7.00                         09/15/23                          4,464,545
  1,910,532               7.50                         08/20/25                          1,958,296
  8,486,853               7.50                         07/20/26                          8,693,677
                                                                                      ------------
     Total Mortgage-Backed Pass-Through
      Obligations (cost $52,006,191)...............                                   $ 54,570,516
                                                                                      ------------
                 U.S. GOVERNMENT AGENCY OBLIGATIONS--0.8%
 Federal Home Loan Bank
 $1,000,000               6.32%                        02/01/00                       $  1,009,410
 Federal Home Loan Mortgage Corp.
  1,000,000               6.20                         04/15/03                          1,013,590
                                                                                      ------------
     Total U.S. Government Agency Obligations
      (cost $1,863,696)............................                                   $  2,023,000
                                                                                      ------------

   The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                            BOND FUND--(CONTINUED)
                                APRIL 30, 1998
                                  (UNAUDITED)

 PRINCIPAL             INTEREST                       MATURITY
  AMOUNT                 RATE                           DATE                          VALUE
-----------            --------                       --------                     ------------
                    U.S. TREASURY OBLIGATIONS--26.0%
 United States Treasury Bonds
$ 9,500,000              7.25%                        05/15/16                     $ 10,794,375
  8,000,000              7.50                         11/15/16                        9,311,280
  8,000,000              7.88                         02/15/21                        9,762,500
 United States Treasury Notes
 11,500,000              5.88                         11/15/05                       11,579,005
 10,000,000              7.00                         07/15/06                       10,790,600
 15,000,000              6.50                         10/15/06                       15,717,150
                                                                                   ------------
     Total U.S. Treasury Obligations
      (cost $65,550,077).........................                                  $ 67,954,910
                                                                                   ------------
                         COMMERCIAL PAPER--1.9%
 Merrill Lynch & Co.
$ 5,000,000              5.09%(a)                     05/11/98                     $  4,992,333
                                                                                   ------------
     Total Commercial Paper (cost $4,992,333)....                                  $  4,992,333
                                                                                   ------------
                       REPURCHASE AGREEMENT--1.6%
 State Street Bank & Trust Company, dated
  04/30/98, repurchase price $4,157,598 (U.S.
  Treasury Note: $4,242,375, 6.63%, 06/30/01)
$ 4,157,000              5.18%                        05/01/98                     $  4,157,000
     Total Repurchase Agreement
      (cost $4,157,000)..........................                                  $  4,157,000
                                                                                   ------------
     Total Investments (cost $258,798,605(b))....                                  $267,948,355
                                                                                   ============

--------------------------
Federal Income
 Tax Informa-
 tion:
 Gross
  unrealized
  gain for
  investments
  in which
  value
  exceeds
  cost........ $9,634,677
 Gross
  unrealized
  loss for
  investments
  in which
  cost exceeds
  value.......   (484,927)
               ----------
 Net
  unrealized
  gain........ $9,149,750
               ==========
--------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

(a)The interest rate disclosed for these securities represents effective yields to maturity.
(b)The cost stated also represents aggregate cost for federal income tax purposes.

------------------------------------------------------
INVESTMENT ABBREVIATIONS:
PAC    --Planned Amortization Class
REMIC  --Real Estate Mortgage Investment Conduit
------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                                 BALANCED FUND
                                 APRIL 30, 1998
                                  (UNAUDITED)

  SHARES              DESCRIPTION                 VALUE
 ---------            -----------              ------------
                   COMMON STOCKS--63.2%
 ADVERTISING--0.8%
    15,200 Omnicom Group, Inc.                 $    720,100
     5,000 WPP Group PLC ADR                        321,875
                                               ------------
                                               $  1,041,975
                                               ------------
 AEROSPACE/DEFENSE--1.3%
    20,000 General Dynamics Corp.              $    845,000
     8,500 Lockheed Martin Corp.                    946,688
                                               ------------
                                               $  1,791,688
                                               ------------
 AIRLINES--0.3%
    15,000 Southwest Airlines Co.              $    411,562
                                               ------------
 AUTO/VEHICLE--1.4%
    25,500 Chrysler Corp.                      $  1,024,781
    18,000 Ford Motor Co.                           824,625
                                               ------------
                                               $  1,849,406
                                               ------------
 BANKS--3.9%
     6,800 BankAmerica Corp.                   $    578,000
    10,000 Bankers Trust Corp.                    1,291,250
    10,000 Chase Manhattan Corp.                  1,385,625
    10,400 Northern Trust Corp.                     759,200
    18,700 Norwest Corp.                            742,156
    13,775 Synovus Financial Corp.                  484,708
                                               ------------
                                               $  5,240,939
                                               ------------
 BUSINESS SERVICES--1.7%
    12,000 Paychex, Inc.                       $    651,750
    26,000 Personnel Group of America, Inc.*        516,750
    10,000 Remedytemp, Inc. (Class A)*              317,500
    10,000 Robert Half International, Inc.          541,250
     5,000 World Access, Inc.*                      193,125
                                               ------------
                                               $  2,220,375
                                               ------------
 CHEMICAL PRODUCTS--2.6%
    22,000 A. Schulman, Inc.                   $    492,250
    15,000 BF Goodrich Co.                          807,188
    22,000 Crompton & Knowles Corp.                 658,625
    20,000 Dexter Corp.                             826,250

  SHARES                 DESCRIPTION                   VALUE
 ---------               -----------                ------------
                    COMMON STOCKS--CONTINUED
 CHEMICAL PRODUCTS--CONTINUED
     4,000 H.B. Fuller Co.                          $    251,000
    10,500 OM Group, Inc.                                465,281
                                                    ------------
                                                    $  3,500,594
                                                    ------------
 COMPUTERS/COMPUTER PERIPHERALS & SOFTWARE--3.5%
     5,000 Avid Technology, Inc.*                   $    216,875
    14,000 Cadence Design Systems, Inc.*                 508,375
    38,000 Compaq Computer Corp.                       1,066,375
    15,000 Compuware Corp.*                              733,125
     4,800 Microsoft Corp.*                              432,600
     4,000 Peoplesoft, Inc.*                             186,000
    25,000 Symantec Corp.*                               725,000
    18,000 Symbol Technologies, Inc.                     693,000
     3,000 Visio Corp.*                                  148,500
                                                    ------------
                                                    $  4,709,850
                                                    ------------
 CONSUMER GOODS--0.3%
     4,500 Clorox Co.                               $    377,437
                                                    ------------
 DIVERSIFIED MANUFACTURING--3.1%
    21,500 Allied Signal, Inc.                      $    941,969
    16,200 Dover Corp.                                   639,900
    17,500 General Electric Co.                        1,489,688
    15,000 Parker Hannifin Corp.                         669,375
     6,500 Precision Castparts Corp.(a)                  403,813
                                                    ------------
                                                    $  4,144,745
                                                    ------------
 FINANCIAL SERVICES--7.9%
    15,000 A. G. Edwards, Inc.                      $    675,000
     4,717 Associates First Capital Corp. Class A        352,596
    25,000 Bear Stearns Companies, Inc.                1,426,562
    14,000 DST Systems, Inc.*                            771,750
    14,000 Federal National Mortgage Association         838,250
    21,200 Franklin Resources, Inc.                    1,134,200
    20,000 Lehman Brothers Holdings, Inc.              1,421,250
    10,000 Merrill Lynch & Co., Inc.                     877,500

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                           BALANCED FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

  SHARES                    DESCRIPTION                       VALUE
 ---------                  -----------                    ------------
                       COMMON STOCKS--CONTINUED
 FINANCIAL SERVICES--CONTINUED
     9,700 Morgan Stanley, Dean Witter, Discover and Co.   $    765,087
    22,000 SLM Holding Corp.                                    939,125
    10,000 TCF Financial Corp.                                  325,625
    18,000 Travelers Group, Inc.                              1,101,375
                                                           ------------
                                                           $ 10,628,320
                                                           ------------
 HEALTH & MEDICAL SERVICES--2.5%
     3,000 Cardinal Health, Inc.                           $    288,750
    14,700 Depuy, Inc.                                          455,700
     6,000 HBO & Co.                                            358,875
    15,200 Lincare Holdings, Inc.*                            1,233,100
     7,200 McKesson Corp.                                       508,950
    12,000 Sybron International Corp.*                          318,000
    10,000 Transition Systems, Inc.*                            225,000
                                                           ------------
                                                           $  3,388,375
                                                           ------------
 HEALTH/PERSONAL CARE--0.4%
     5,200 Gillette Co.                                    $    600,275
                                                           ------------
 HOUSEHOLD DURABLES--1.0%
     7,000 Ethan Allen Interiors, Inc.                     $    356,563
    19,000 Leggett & Platt, Inc.                                986,813
                                                           ------------
                                                           $  1,343,376
                                                           ------------
 INDUSTRIAL MACHINERY--3.5%
    20,000 Caterpillar, Inc.                               $  1,138,750
     8,400 Deere & Co.                                          490,875
    24,400 Illinois Tool Works, Inc.                          1,720,200
    15,000 Ingersoll-Rand Co.                                   690,938
     9,600 Sealed Air Corp.                                     601,800
                                                           ------------
                                                           $  4,642,563
                                                           ------------
 INSURANCE SERVICES--4.2%
    12,750 Allied Group, Inc.                              $    380,906
     2,500 Cigna Corp.                                          517,344
    16,800 Conseco, Inc.                                        833,700
    16,000 Financial Security Assurance Holdings, Ltd.          958,000
    10,000 Ohio Cas Corp.                                       483,750
    13,000 Orion Capital Corp.                                  724,750

  SHARES                    DESCRIPTION                      VALUE
 ---------                  -----------                   ------------
                       COMMON STOCKS--CONTINUED
 INSURANCE SERVICES--CONTINUED
    10,000 Protective Life Corp.                          $    371,250
    18,400 SunAmerica, Inc.                                    918,850
     5,000 Transatlantic Holdings, Inc.                        384,063
                                                          ------------
                                                          $  5,572,613
                                                          ------------
 INTEGRATED OIL--2.5%
     8,000 Chevron Corp.                                  $    661,500
    10,000 Exxon Corp.                                         729,375
     7,600 Mobil Corp.                                         600,400
    10,000 Texaco, Inc.                                        615,000
    20,000 YPF Sociedad Anonima ADR                            697,500
                                                          ------------
                                                          $  3,303,775
                                                          ------------
 MEDICAL/BIOTECHNOLOGY--1.4%
    12,200 Dentsply International, Inc.                   $    401,075
     6,000 Elan Corp. PLC ADR*                                 372,750
     5,000 Guidant Corp.                                       334,375
    10,000 PSS World Medical, Inc.                             224,375
     5,000 Quintiles Transnational Corp.*                      247,500
     5,000 Waters Corp.*                                       267,500
                                                          ------------
                                                          $  1,847,575
                                                          ------------
 METALS-DIVERSIFIED--1.0%
    30,000 AK Steel Holding Corp.                         $    630,000
    50,000 LTV Corp.                                           650,000
                                                          ------------
                                                          $  1,280,000
                                                          ------------
 OFFICE EQUIPMENT AND SUPPLIES--1.5%
    12,000 Lexmark International Group, Inc. (Class A)*   $    694,500
    10,400 Miller Herman Inc.                                  313,950
     9,000 Xerox Corp.                                       1,021,500
                                                          ------------
                                                          $  2,029,950
                                                          ------------
 OIL & GAS-PRODUCTION/DISTRIBUTION--1.5%
    10,000 National Fuel Gas Co.                          $    460,000
    20,000 Newpark Resources, Inc.*                            481,250
    12,000 Peoples Energy Corp.                                435,000
    10,700 Royal Dutch Petroleum ADR                           605,219
                                                          ------------
                                                          $  1,981,469
                                                          ------------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                           BALANCED FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

  SHARES                DESCRIPTION                  VALUE
 ---------              -----------               ------------
                   COMMON STOCKS--CONTINUED
 OIL WELL EQUIPMENT & SERVICES--1.8%
    14,000 BJ Services Co.*                       $    525,000
    12,000 Ensco International, Inc.                   339,000
    25,000 Helmerich & Payne, Inc.                     762,500
    12,500 Seacor Smit, Inc.*                          732,813
                                                  ------------
                                                  $  2,359,313
                                                  ------------
 PHARMACEUTICALS--1.8%
     8,300 Abbott Laboratories                    $    606,937
     8,000 Johnson & Johnson                           571,000
    12,000 Schering Plough Corp.                       961,500
     6,000 Watson Pharmaceuticals, Inc.*               258,000
                                                  ------------
                                                  $  2,397,437
                                                  ------------
 PUBLISHING--0.6%
    12,000 New York Times Co. (Class A)           $    851,250
                                                  ------------
 RETAIL TRADE--5.4%
    14,000 Central Garden & Pet Co.*              $    479,500
    20,031 Consolidated Stores Corp.*                  801,240
     7,159 CVS Corp.                                   527,976
    20,000 Gap, Inc.                                 1,028,750
     7,000 Linens-n-Things, Inc.*                      421,750
    20,000 Office Depot, Inc.*                         662,500
    10,000 Pacific Sunwear of California, Inc.*        441,250
    10,000 Payless Shoesource, Inc.*                   715,000
    15,000 Stein Mart, Inc.*                           528,750
    27,000 TJX Companies, Inc.                       1,194,750
    12,000 Walgreen Co.                                414,000
                                                  ------------
                                                  $  7,215,466
                                                  ------------
 SEMICONDUCTORS & ELECTRONICS--1.7%
    10,000 Linear Technology Corp.                $    805,000
    25,000 National Semiconductor Corp.*               550,000
    14,000 Texas Instruments, Inc.                     896,875
                                                  ------------
                                                  $  2,251,875
                                                  ------------

  SHARES                 DESCRIPTION                   VALUE
 ---------               -----------                ------------
                    COMMON STOCKS--CONTINUED
 TELECOMMUNICATIONS--0.5%
    15,000 Century Telephone Enterprises, Inc.      $    638,437
                                                    ------------
 TEXTILES--1.1%
    12,500 Jones Apparel Group, Inc.*               $    747,656
    15,000 VF Corp.                                      780,000
                                                    ------------
                                                    $  1,527,656
                                                    ------------
 TOBACCO--0.6%
    20,000 Universal Corp.                          $    748,750
                                                    ------------
 TRANSPORTATION/STORAGE--0.9%
    15,000 Air Express International Corp.          $    393,750
    14,000 Airbourne Freight Corp.                       554,750
     6,500 Tidewater, Inc.(a)                            257,563
                                                    ------------
                                                    $  1,206,063
                                                    ------------
 UTILITIES--2.5%
    25,000 DQE Inc.                                 $    859,375
    13,000 FPL Group, Inc.                               806,812
    15,000 GPU, Inc.                                     594,375
    12,500 New Century Energies, Inc.                    593,750
    10,000 Northern States Power Co. of Minnesota        563,750
                                                    ------------
                                                    $  3,418,062
                                                    ------------
           Total Common Stocks
            (cost $62,928,347)....................  $ 84,521,171
                                                    ------------

 PRINCIPAL             INTEREST                         MATURITY
   AMOUNT                RATE                             DATE
 ----------            --------                         --------
                             FIXED INCOME--33.5%
                       ASSET-BACKED SECURITIES--10.3%
 AUTO--0.5%
  Chevy Chase Auto Receivables Trust Series 1995-1,
   Class A
 $  230,098              6.00%                          12/15/01                       $    230,386
  NationsBank Auto Owner Trust Series 1996-A, Class
   A4
    500,000              6.63                           12/15/00                            504,685
                                                                                       ------------
                                                                                       $    735,071
                                                                                       ------------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                           BALANCED FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

 PRINCIPAL             INTEREST                         MATURITY
   AMOUNT                RATE                             DATE                            VALUE
 ----------            --------                         --------                       ------------
                     ASSET-BACKED SECURITIES--CONTINUED
 CREDIT CARD--3.1%
  American Express Credit Account Master Trust
   Series 1996-1, Class B
 $  500,000              6.95%                          12/15/03                       $    510,000
  American Express Master Trust Series 1994-3, Class
   A
    500,000              7.85                           08/15/05                            541,875
  Discover Card Master Trust I Series 1993-3, Class
   A
    500,000              6.20                           05/16/06                            501,560
  J.C. Penney Master Credit Card Trust Series B,
   Class A
    500,000              8.95                           10/15/01                            529,535
  MBNA Master Credit Card Trust Series 1995-C, Class
   A
    500,000              6.45                           02/15/08                            508,590
  Standard Credit Card Master Trust Series 1991-6,
   Class B
    500,000              8.35                           01/07/99                            506,415
  Standard Credit Card Master Trust Series 1993-2,
   Class A
    500,000              5.95                           10/07/04                            497,145
  Standard Credit Card Master Trust Series 1995-1,
   Class B
    500,000              8.45                           01/07/07                            557,785
                                                                                       ------------
                                                                                       $  4,152,905
                                                                                       ------------
 HOME EQUITY--3.1%
  Access Financial Mortgage Loan Trust Series 1996-
   2, Class A4
 $  500,000              7.63%                          09/18/21                       $    522,255
  Advanta Mortgage Loan Trust Series 1994-4, Class
   A2
    500,000              8.92                           01/25/26                            539,225
  American Business Financial Services, Inc. 1996-1,
   Class A
    526,987              7.95                           09/15/26                            537,444

 PRINCIPAL             INTEREST                         MATURITY
   AMOUNT                RATE                             DATE                            VALUE
 ----------            --------                         --------                       ------------
                     ASSET-BACKED SECURITIES--CONTINUED
 HOME EQUITY--CONTINUED
  Corestates Home Equity Trust Series 1993-2, Class
   A
 $  527,501              5.10%                          03/15/09                       $    519,161
  First Plus Home Loan Trust Series 1997-3, Class A5
    500,000              6.86                           10/10/13                            506,930
  GE Capital Mortgage Services, Inc. Series 1997-
   HE1, Class B1
    500,000              7.50                           03/25/07                            510,078
  GE Capital Mortgage Services, Inc. Series 1997-
   HE1, Class M
    488,982              7.50                           03/25/27                            510,108
  GE Capital Mortgage Services, Inc. Series 1997-
   HE4, Class M
    497,011              7.14                           12/25/28                            501,678
                                                                                       ------------
                                                                                       $  4,146,879
                                                                                       ------------
 MANUFACTURED HOUSING--3.6%
  Associates Manufactured Housing Series 1996-1,
   Class A5
 $  500,000              7.60%                          03/15/27                       $    529,868
  Green Tree Financial Corp. Series 1993-4, Class A4
    500,000              6.60                           01/15/19                            506,520
  Green Tree Financial Corp. Series 1993-4, Class A5
    500,000              7.05                           01/15/19                            513,330
  Green Tree Financial Corp. Series 1994-2, Class A4
    500,000              7.90                           05/15/19                            527,903
  Green Tree Financial Corp. Series 1996-3, Class A4
    500,000              7.10                           05/15/27                            515,351
  Green Tree Financial Corp. Series 1996-4, Class A7
    500,000              7.90                           06/15/27                            536,414
  Green Tree Financial Corp. Series 1996-5, Class A6
    500,000              7.75                           07/15/27                            532,269

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                           BALANCED FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

 PRINCIPAL             INTEREST                         MATURITY
   AMOUNT                RATE                             DATE                            VALUE
 ----------            --------                         --------                       ------------
                     ASSET-BACKED SECURITIES--CONTINUED
 MANUFACTURED HOUSING--CONTINUED
  Oakwood Mortgage Investors, Inc. Series 1995-B,
   Class A3
 $  600,000              6.90%                          01/15/21                       $    610,068
  Oakwood Mortgage Investors, Inc. Series 1997-A,
   Class A5
    500,000              7.12                           05/15/27                            514,635
                                                                                       ------------
                                                                                       $  4,786,358
                                                                                       ------------
           Total Asset-Backed Securities
            (cost $13,409,872)......................                                   $ 13,821,213
                                                                                       ------------
                  COLLATERALIZED MORTGAGE OBLIGATIONS--2.3%
  Federal Home Loan Mortgage Corp. REMIC PAC Series
   159, Class H
 $1,233,000              4.50%                          09/15/21                       $  1,131,080
  Federal National Mortgage Assn. REMIC Series X-
   225C, Class NB
    922,992              6.50                           12/25/22                            918,663
  Residential Asset Securitization REMIC Trust
   Series 1997-A5, Class A13
    500,000              7.75                           07/25/27                            513,697
  Residential Funding Mortgage Securities Corp.
   Series 1995, Class A4
    500,000              8.00                           04/25/10                            521,875
                                                                                       ------------
           Total Collateralized Mortgage Obligations
            (cost $2,968,595)                                                          $  3,085,315
                                                                                       ------------
                         CORPORATE OBLIGATIONS--3.9%
 FINANCIAL--3.1%
  BankAmerica Corp.
 $  500,000              6.88%                          06/01/03                       $    512,160
  Chemical Bank
    500,000              6.70                           08/15/08                            504,380
  Ford Motor Company Credit Corp.
    500,000              6.63                           06/30/03                            508,195

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ----------             --------                       --------                       ------------
                      CORPORATE OBLIGATIONS--CONTINUED
 FINANCIAL--CONTINUED
  General Electric Capital Corp.
 $  500,000               8.30%                        09/20/09                       $    580,305
  Morgan Stanley Group, Inc.
    500,000               6.75                         03/04/03                            509,485
  NationsBank Corp.
    500,000               7.80                         09/15/16                            553,185
  PNC Bank, N.A.
    500,000               7.88                         04/15/05                            539,240
  Salomon Smith Barney, Inc.
    500,000               6.63                         06/01/00                            504,270
                                                                                      ------------
                                                                                      $  4,211,220
                                                                                      ------------
 INDUSTRIAL--0.4%
  Service Master Co.
 $  500,000               7.10%                        03/01/18                       $    497,030
                                                                                      ------------
 UTILITIES--0.4%
  AT&T Corp.
 $  500,000               7.12%                        01/15/02                       $    517,455
                                                                                      ------------
      Total Corporate Obligations
       (cost $4,809,553)                                                              $  5,225,705
                                                                                      ------------
                             FOREIGN BOND--0.4%
  Hanson Overseas BV
 $  500,000               6.75%                        09/15/05                       $    507,705
                                                                                      ------------
      Total Foreign Bond
       (cost $498,540)                                                                $    507,705
                                                                                      ------------
               MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS--6.7%
  Federal Home Loan Mortgage Corp.
 $  712,171               6.00%                        12/01/13                       $    703,710
  1,797,416               7.00                         05/01/26                          1,819,884
  Federal National Mortgage Assn.
  1,268,451               7.00                         07/01/09                          1,294,214
    445,962               6.50                         02/01/12                            447,705
    718,264               6.00                         12/01/13                            701,953

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                           BALANCED FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)
   The accompanying notes are an integral part of these financial statements.

  PRINCIPAL              INTEREST                   MATURITY
    AMOUNT                 RATE                       DATE                         VALUE
---------------          --------                  -----------                 --------------
            MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS--CONTINUED
 Government National Mortgage Assn.
   $  1,446,263              7.00%                    09/15/23                 $    1,466,598
        764,213              7.50                     08/20/25                        783,318
      1,697,371              7.50                     07/20/26                      1,738,735
                                                                               --------------
     Total Mortgage-Backed Pass-Through Obligations
      (cost $8,518,452)                                                        $    8,956,117
                                                                               --------------
                  U.S. GOVERNMENT AGENCY OBLIGATION--0.6%
 Federal Home Loan Bank
$       750,000              6.63%                    08/28/01                 $      768,270
                                                                               --------------
     Total U.S. Government Agency Obligation (cost
      $695,325)                                                                $      768,270
                                                                               --------------
                      U.S. TREASURY OBLIGATIONS--9.3%
 United States Treasury Bonds
   $  1,500,000              7.25%                    05/15/16                 $    1,704,375
      2,000,000              7.50                     11/15/16                      2,327,820
        500,000              7.88                     02/15/21                        610,156
 United States Treasury Notes
      3,000,000              6.50                     08/31/01                      3,075,480
      4,500,000              6.50                     10/15/06                      4,715,145
                                                                               --------------
     Total U.S. Treasury Obligations
      (cost $12,252,085)                                                       $   12,432,976
                                                                               --------------
     Total Fixed Income (cost $43,152,422)                                     $   44,797,301
                                                                               --------------
                        REPURCHASE AGREEMENT--3.2%
 State Street Bank & Trust Company, dated 04/30/98,
  repurchase price $4,300,619 (U.S. Treasury Note:
  $4,388,925, 6.63%, 07/31/01)
   $  4,300,000              5.18%                    05/01/98                 $    4,300,000
                                                                               --------------
     Total Repurchase Agreement (cost $4,300,000)                              $    4,300,000
                                                                               --------------
     Total Investments (cost $110,380,769(b))                                  $  133,618,472
                                                                               --------------

------------------------------
Federal Income
 Tax Information:
Gross unrealized
 gain for
 investments in
 which value
 exceeds cost.... $23,784,998
Gross unrealized
 loss for
 investments in
 which cost
 exceeds value...    (547,295)
                  -----------
Net unrealized
 gain............ $23,237,703
                  ===========
------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 * Non-income producing security.
(a)There are common stock rights attached to these securities.
(b)The cost stated also represents aggregate cost for federal income tax purposes.

--------------------------------------------------------------------------------
INVESTMENT ABBREVIATIONS:
ADR--American Depository Receipt
PAC--Planned Amortization Class
REMIC--Real Estate Mortgage Investment Conduit

--------------------------------------------------------------------------------

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                             GROWTH AND INCOME FUND
                                 APRIL 30, 1998
                                  (UNAUDITED)
   The accompanying notes are an integral part of these financial statements.

 SHARES                        DESCRIPTION                                          VALUE
 ------                        -----------                                       -----------

                             COMMON STOCKS--98.1%
 AEROSPACE/DEFENSE--3.2%
 40,000               General Dynamics Corp.                                     $ 1,690,000
 12,000               Northrop Grumman Corp.                                       1,268,250
                                                                                 -----------
                                                                                 $ 2,958,250
                                                                                 -----------
 AIRLINES--1.3%
 10,000               Delta Air Lines, Inc.                                      $ 1,163,223
                                                                                 -----------
 AUTO PARTS-ORIGINAL EQUIPMENT--1.0%
 14,000               Borg Warner Automotive, Inc.                               $   870,625
                                                                                 -----------
 AUTO/VEHICLE--2.7%
 26,300               Ford Motor Co.                                             $ 1,204,869
 18,000               General Motors Corp.                                         1,212,750
                                                                                 -----------
                                                                                 $ 2,417,619
                                                                                 -----------
 BANKS--6.2%
 20,000               BankAmerica Corp.                                          $ 1,700,000
 13,400               Bankers Trust Corp.                                          1,730,275
 16,200               Chase Manhattan Corp.                                        2,244,713
                                                                                 -----------
                                                                                 $ 5,674,988
                                                                                 -----------
 BUILDING MATERIALS & CONSTRUCTION--1.7%
 45,000               Centex Corp.                                               $ 1,563,750
                                                                                 -----------
 CHEMICAL PRODUCTS--4.3%
 65,000               A. Schulman, Inc.                                           $1,456,875
 26,000               BF Goodrich Co.                                              1,399,125
 25,200               Dexter Corp.                                                 1,041,075
                                                                                 -----------
                                                                                 $ 3,897,075
                                                                                 -----------
 COMPUTER SERVICES/SOFTWARE--1.7%
 60,000               Sterling Software, Inc.*                                   $ 1,586,250
                                                                                 -----------
 DIVERSIFIED MANUFACTURING--1.7%
 34,000               Parker Hannifin Corp.                                      $ 1,517,250
                                                                                 -----------
 FINANCIAL SERVICES--14.0%
 20,000               A. G. Edwards, Inc.                                        $   900,000
 45,450               Bear Stearns Companies, Inc.                                 2,593,491
 35,000               Equitable Companies, Inc.                                    2,148,125

 SHARES                       DESCRIPTION                                 VALUE
 ------                       -----------                              -----------

                          COMMON STOCKS--CONTINUED
 FINANCIAL SERVICES--CONTINUED
 26,900      Lehman Brothers Holdings, Inc.                            $ 1,911,581
 22,000      Merrill Lynch & Co., Inc.                                   1,930,500
 22,000      Morgan Stanley, Dean Witter, Discover and Co.               1,735,250
 24,640      Travelers Group, Inc.                                       1,507,660
                                                                       -----------
                                                                       $12,726,607
                                                                       -----------
 HEALTH & MEDICAL SERVICES--1.0%
 25,000      Manor Care, Inc.                                          $   876,563
                                                                       -----------
 INDUSTRIAL MACHINERY--5.4%
 32,750      Deere & Co.                                               $ 1,913,828
 44,350      Ingersoll-Rand Co.                                          2,042,872
 17,000      Springs Industries, Inc.                                      936,063
                                                                       -----------
                                                                       $ 4,892,763
                                                                       -----------
 INSURANCE SERVICES--16.4%
 34,950      Ace, Ltd.                                                 $ 1,323,731
 15,000      AMBAC Financial Group, Inc.                                   850,312
 10,000      American International Group, Inc.                          1,315,625
  7,000      Cigna Corp.                                                 1,448,562
 55,150      Conseco, Inc.                                               2,736,819
 25,000      Financial Securities Assurance Holdings, Ltd.               1,496,875
 10,000      Lincoln National Corp.                                        888,125
 12,000      MBIA, Inc.                                                    895,500
 20,000      Ohio Cas Corp.                                                967,500
 30,000      Old Republic International Corp.                            1,357,500
 24,000      Orion Capital Corp.                                         1,338,000
  3,800      St. Paul Companies, Inc.                                      319,426
                                                                       -----------
                                                                       $14,937,975
                                                                       -----------
 INTEGRATED OIL--7.7%
 18,000      Chevron Corp.                                             $ 1,488,375
 13,000      Exxon Corp.                                                   948,187
 22,000      Imperial Oil, Ltd.                                          1,218,314
 20,000      Murphy Oil Corp.                                            1,028,750

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                      GROWTH AND INCOME FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

 SHARES                        DESCRIPTION                                          VALUE
 ------                        -----------                                       -----------

                           COMMON STOCKS--CONTINUED
 INTEGRATED OIL--CONTINUED
 18,000               Texaco, Inc.                                               $ 1,107,000
 35,000               YPF Sociedad Anonima ADR                                     1,219,362
                                                                                 -----------
                                                                                 $ 7,009,988
                                                                                 -----------
 METALS-DIVERSIFIED--2.1%
 45,000               AK Steel Holding Corp.                                     $   945,000
 75,000               LTV Corp.                                                      975,000
                                                                                 -----------
                                                                                 $ 1,920,000
                                                                                 -----------
 OIL & GAS-PRODUCTION/DISTRIBUTION--3.8%
 26,000               Devon Energy Corp.                                         $ 1,036,750
 15,000               National Fuel Gas Co.                                          690,000
 25,000               Peoples Energy Corp.                                           906,250
 30,000               Washington Gas Light Co.                                       815,625
                                                                                 -----------
                                                                                 $ 3,448,625
                                                                                 -----------
 OIL WELL EQUIPMENT & SERVICES--2.7%
 50,000               Helmerich & Payne, Inc.                                    $ 1,526,550
 16,000               Seacor Smit, Inc.*                                             938,000
                                                                                 -----------
                                                                                 $ 2,464,550
                                                                                 -----------
 PUBLISHING--1.4%
 17,800               New York Times Co.                                         $ 1,262,687
                                                                                 -----------
 RETAIL TRADE--4.1%
 50,000               K Mart Corp.*                                              $   871,875
 65,000               Officemax, Inc.*                                             1,223,738
 23,000               Payless Shoesource, Inc.*                                    1,644,500
                                                                                 -----------
                                                                                 $ 3,740,113
                                                                                 -----------
 SEMICONDUCTORS & ELECTRONICS--0.8%
 32,300               National Semiconductor Corp.                               $   710,600
                                                                                 -----------
 TEXTILES--2.0%
 35,100               VF Corp.                                                   $ 1,825,200
                                                                                 -----------

 SHARES                        DESCRIPTION                                     VALUE
 ------                        -----------                                  -----------

                           COMMON STOCKS--CONTINUED
 TOBACCO--1.9%
 45,000          Universal Corp.                                            $ 1,685,458
                                                                            -----------
 UTILITIES--11.0%
 20,450          Ameren Corp.                                               $   810,331
 20,000          Consolidated Edison, Inc.                                      905,000
 35,000          DQE Inc.                                                     1,203,125
 15,000          Duke Energy Co.                                                868,125
 18,000          FPL Group, Inc.                                              1,117,125
 22,000          GPU, Inc.                                                      871,750
 20,000          Ipalco Enterprises, Inc.(a)                                    871,250
 19,000          New Century Energies, Inc.                                     902,500
 18,000          Northern States Power Co. of Minnesota                       1,014,750
 25,000          Telefonos de Mexico SA ADR                                   1,415,625
                                                                            -----------
                                                                            $ 9,979,581
                                                                            -----------
           Total Common Stocks (cost $76,730,080)
                                                                            $89,129,740
                                                                            -----------

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE
 ---------              --------                       --------
                        REPURCHASE AGREEMENT--3.1%
 State Street Bank & Trust Company, dated 04/30/98,
  repurchase price $2,823,406 (U.S. Treasury Note:
  $2,884,705, 9.88%, 11/15/15)
 $2,823,000               5.18%                        05/01/98                       $ 2,823,000
                                                                                      -----------
      Total Repurchase Agreement (cost $2,823,000)
                                                                                      $ 2,823,000
                                                                                      -----------
      Total Investments (cost $79,553,080(b))
                                                                                      $91,952,740
                                                                                      ===========

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                      GROWTH AND INCOME FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

-------------------------------------------------------------------------------
Federal Income Tax Information:
 Gross unrealized gain for investments in which value exceeds cost............................................................ $13,029,365
 Gross unrealized loss for investments in which cost exceeds
  value...........................................................    (629,705)
                                                                   -----------
 Net unrealized gain.............................................. $12,399,660
                                                                   ===========
-------------------------------------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 * Non-income producing security.
(a) There are common stock rights attached to these securities.
(b) The cost stated also represents aggregate cost for federal income tax purposes.

--------------------------------------------------------------------------------
INVESTMENT ABBREVIATIONS:
ADR--American Depository Receipt

--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                                  GROWTH FUND
                                 APRIL 30, 1998
                                  (UNAUDITED)

 SHARES                       DESCRIPTION                                   VALUE
 -------                      -----------                                ------------

                            COMMON STOCKS--93.7%
 ADVERTISING--2.1%
 187,000         Omnicom Group, Inc.                                     $  8,859,125
                                                                         ------------
 AEROSPACE/DEFENSE--2.3%
  90,000         Lockheed Martin Corp.                                   $ 10,023,750
                                                                         ------------
 AUTO/VEHICLE--4.1%
 251,000         Chrysler Corp.                                          $ 10,087,062
 168,000         Ford Motor Co.                                             7,696,500
                                                                         ------------
                                                                         $ 17,783,562
                                                                         ------------
 BANKING--5.2%
  75,000         BankAmerica Corp.                                       $  6,375,000
 111,000         Northern Trust Corp.                                       8,103,000
 205,000         Norwest Corp.                                              8,135,938
                                                                         ------------
                                                                         $ 22,613,938
                                                                         ------------
 BUSINESS SERVICES--2.0%
 156,000         Robert Half International, Inc.                         $  8,443,500
                                                                         ------------
 COMPUTERS/COMPUTER PERIPHERALS & SOFTWARE--6.6%
 410,000         Compaq Computer Corp.                                   $ 11,505,625
  91,000         Compuware Corp.*                                           4,447,625
  54,000         Microsoft Corp.*                                           4,866,750
 156,000         Tech Data Corp.*                                           7,780,500
                                                                         ------------
                                                                         $ 28,600,500
                                                                         ------------
 CONSUMER GOODS--2.3%
 120,000         Clorox Co.                                              $ 10,065,000
                                                                         ------------
 DIVERSIFIED MANUFACTURING--8.6%
 233,000         Allied Signal, Inc.                                     $ 10,208,312
  84,000         Danaher Corp.                                              6,037,500
 174,000         Dover Corp.                                                6,873,000
 166,700         General Electric Co.                                      14,190,337
                                                                         ------------
                                                                         $ 37,309,149
                                                                         ------------
 FINANCIAL SERVICES--14.2%
  44,030         Associates First Capital Corp.                          $  3,291,243
 142,800         Federal National Mortgage Association                      8,550,150

 SHARES                       DESCRIPTION                               VALUE
 -------                      -----------                            ------------

                          COMMON STOCKS--CONTINUED
 FINANCIAL SERVICES--CONTINUED
 218,000     Franklin Resources, Inc.                                $ 11,663,000
 108,000     Merrill Lynch & Co., Inc.                                  9,477,000
 104,000     Morgan Stanley, Dean Witter, Discover and Co.              8,203,000
 182,500     SLM Holding Corp.                                          7,790,469
 198,000     Travelers Group, Inc.                                     12,115,125
                                                                     ------------
                                                                     $ 61,089,987
                                                                     ------------
 HEALTH & MEDICAL SERVICES--2.6%
 139,000     Lincare Holdings, Inc.*                                 $ 11,276,375
                                                                     ------------
 HEALTH/PERSONAL CARE--1.0%
  36,000     Gillette Co.                                            $  4,155,750
                                                                     ------------
 HOUSEHOLD DURABLES--3.1%
  57,840     Ethan Allen Interiors, Inc.                             $  2,946,225
 205,000     Leggett & Platt, Inc.                                     10,647,188
                                                                     ------------
                                                                     $ 13,593,413
                                                                     ------------
 INDUSTRIAL MACHINERY--7.9%
 170,000     Caterpillar, Inc.                                       $  9,679,375
 107,800     Deere & Co.                                                6,299,562
 255,000     Illinois Tool Works, Inc.                                 17,977,500
                                                                     ------------
                                                                     $ 33,956,437
                                                                     ------------
 INSURANCE SERVICES--4.3%
 185,000     Conseco, Inc.                                           $  9,180,625
 190,000     SunAmerica, Inc.                                           9,488,125
                                                                     ------------
                                                                     $ 18,668,750
                                                                     ------------
 INTEGRATED OIL--1.5%
  82,000     Mobil Corp.                                             $  6,478,000
                                                                     ------------
 OFFICE EQUIPMENT AND SUPPLIES--2.6%
  99,000     Xerox Corp.                                             $ 11,236,500
                                                                     ------------
 OIL & GAS-PRODUCTION/DISTRIBUTION--1.5%
 117,000     Royal Dutch Petroleum ADR                               $  6,617,813
                                                                     ------------
 PHARMACEUTICALS--5.9%
  83,000     Abbott Laboratories                                     $  6,069,375
 122,000     Johnson & Johnson                                          8,707,750

   The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                           GROWTH FUND--(CONTINUED)
                                APRIL 30, 1998
                                  (UNAUDITED)

 SHARES                       DESCRIPTION                                    VALUE
 -------                      -----------                                 ------------

                          COMMON STOCKS--CONTINUED
 PHARMACEUTICALS--CONTINUED
 136,000          Schering Plough Corp.                                   $ 10,897,000
                                                                          ------------
                                                                          $ 25,674,125
                                                                          ------------
 PUBLISHING--1.3%
 140,000          Equifax, Inc.                                           $  5,416,250
                                                                          ------------
 RETAIL TRADE--7.6%
 153,000          Consolidated Stores Corp.*                              $  6,120,000
 210,000          Gap, Inc.                                                 10,801,875
 275,000          TJX Companies, Inc.                                       12,168,750
 107,600          Walgreen Co.                                               3,712,200
                                                                          ------------
                                                                          $ 32,802,825
                                                                          ------------
 SEMICONDUCTORS & ELECTRONICS--3.3%
 120,000          Linear Technology Corp.                                 $  9,660,000
  73,000          Texas Instruments, Inc.                                    4,676,563
                                                                          ------------
                                                                          $ 14,336,563
                                                                          ------------
 TELECOMMUNICATIONS--1.2%
 120,000          Century Telephone Enterprises, Inc.                     $  5,107,500
                                                                          ------------
 TEXTILES--2.5%
 180,000          Jones Apparel Group, Inc.*                              $ 10,766,250
                                                                          ------------
           Total Common Stocks (cost $264,985,866)....
                                                                          $404,875,062
                                                                          ------------

 PRINCIPAL              INTEREST                       MATURITY
  AMOUNT                  RATE                           DATE                            VALUE
 ---------              --------                       --------                       ------------

                        REPURCHASE AGREEMENT--6.1%
State Street Bank & Trust Company, dated 04/30/98,
 repurchase price $26,295,785 (U.S. Treasury Note:
 $26,820,587, 7.13%, 09/30/99)
$26,292,000               5.18%                        05/01/98                       $ 26,292,000
                                                                                      ------------
     Total Repurchase Agreement
      (cost $26,292,000)...........................
                                                                                      $ 26,292,000
                                                                                      ------------
     Total Investments (cost $291,277,866(a))......
                                                                                      $431,167,062
                                                                                      ============
--------------------------------------------------------------------------------------------------

Federal Income Tax Information:
 Gross unrealized gain for investments in which value exceeds cost........................................................... $139,954,752
 Gross unrealized loss for investments in which cost exceeds
  value..........................................................      (65,556)
                                                                  ------------
 Net unrealized gain............................................. $139,889,196
                                                                  ============
-------------------------------------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 * Non-income producing security.
(a) The cost stated also represents aggregate cost for federal income tax purposes.
-------------------------------------------------------------------------------
INVESTMENT ABBREVIATIONS:

 ADR --American Depository Receipt
----------------------------------

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                                  MIDCAP FUND
                                 APRIL 30, 1998
                                  (UNAUDITED)

 SHARES                       DESCRIPTION                                       VALUE
 ------                       -----------                                    ------------

                             COMMON STOCKS--98.1%
 ADVERTISING--2.7%
 40,200            Omnicom Group, Inc.                                       $  1,904,475
 32,100            WPP Group PLC ADR                                            2,066,437
                                                                             ------------
                                                                             $  3,970,912
                                                                             ------------
 AIRLINES--0.9%
 51,400            Southwest Airlines Co.                                    $  1,410,287
                                                                             ------------
 BANKS--3.3%
 25,000            Northern Trust Corp.                                      $  1,825,000
 29,700            Star Banc Corp.                                              1,876,669
 33,300            Synovus Financial Corp.                                      1,171,744
                                                                             ------------
                                                                             $  4,873,413
                                                                             ------------
 BUILDING MATERIALS & CONSTRUCTION--2.7%
 30,700            Crossmann Communities, Inc.*                              $    836,575
 22,800            Hughes Supply, Inc.                                            883,500
 31,700            Southdown, Inc.                                              2,242,775
                                                                             ------------
                                                                             $  3,962,850
                                                                             ------------
 BUSINESS SERVICES--6.8%
 28,500            Ikon Office Solutions, Inc.                               $    689,344
 25,250            Paychex, Inc.                                                1,371,391
 76,200            Personnel Group of America, Inc.*                            1,514,475
 40,300            Quintiles Transnational Corp.*                               1,994,850
 52,800            Remedytemp, Inc.*                                            1,676,400
 65,200            Transition Systems, Inc.*                                    1,467,000
 36,200            World Access, Inc.*                                          1,398,225
                                                                             ------------
                                                                             $ 10,111,685
                                                                             ------------
 CHEMICAL PRODUCTS--3.7%
 68,000            Crompton & Knowles Corp.                                  $  2,035,750
 23,500            H.B. Fuller Co.                                              1,474,625
 44,250            OM Group, Inc.                                               1,960,828
                                                                             ------------
                                                                             $  5,471,203
                                                                             ------------
 COMPUTERS/COMPUTER PERIPHERALS & SOFTWARE--9.4%
 19,200            BMC Software, Inc.*                                       $  1,796,400
 56,000            Cadence Design Systems, Inc.*                                2,033,500
 36,000            Compuware Corp.*                                             1,759,500

 SHARES                       DESCRIPTION                                    VALUE
 ------                       -----------                                 ------------

                            COMMON STOCKS--99.6%
 COMPUTERS/COMPUTER PERIPHERALS & SOFTWARE--CONTINUED
 26,500          Hyperion Software, Inc.*                                 $  1,148,588
 26,900          Peoplesoft, Inc.*                                           1,250,850
 20,540          SunGard Data Systems, Inc.*                                   731,737
 61,600          Symantec Corp.*                                             1,786,400
 52,050          Symbol Technologies, Inc.                                   2,003,925
 30,800          Visio Corp.*                                                1,524,600
                                                                          ------------
                                                                          $ 14,035,500
                                                                          ------------
 DIVERSIFIED MANUFACTURING--2.6%
 27,500          Danaher Corp.                                            $  1,976,563
 30,000          Precision Castparts Corp.(a)                                1,863,750
                                                                          ------------
                                                                          $  3,840,313
                                                                          ------------
 ELECTRONICS & OTHER ELECTRICAL EQUIPMENT--1.0%
 35,800          Avid Technology, Inc.*                                   $  1,552,825
                                                                          ------------
 FINANCIAL SERVICES--7.9%
 48,600          A. G. Edwards, Inc.                                      $  2,187,000
 28,900          Bear Stearns Companies, Inc.                                1,649,106
 43,500          DST Systems, Inc.*                                          2,397,937
 34,100          Franklin Resources, Inc.                                    1,824,350
 24,600          Lehman Brothers Holdings, Inc.                              1,748,137
 58,500          TCF Financial Corp.                                         1,904,906
                                                                          ------------
                                                                          $ 11,711,436
                                                                          ------------
 HEALTH & MEDICAL SERVICES--7.5%
 20,300          Cardinal Health, Inc.                                    $  1,953,875
 26,300          HBO & Co.                                                   1,573,069
 60,900          Health Management Association, Inc.*                        1,918,350
 30,000          Lincare Holdings, Inc.*                                     2,433,750
 28,200          McKesson Corp.                                              1,993,388
 29,600          Pediatrix Medical Group, Inc.*                              1,248,750
                                                                          ------------
                                                                          $ 11,121,182
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                            MIDCAP FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

 SHARES                      DESCRIPTION                                 VALUE
 ------                      -----------                              ------------

                         COMMON STOCKS--CONTINUED
 HOTELS & RESTAURANTS--1.2%
 38,800      Promus Hotel Corp.*                                      $  1,753,275
                                                                      ------------
 HOUSEHOLD DURABLES--1.4%
 69,800      Furniture Brands International, Inc.*                    $  2,050,375
                                                                      ------------
 INDUSTRIAL MACHINERY--1.1%
 27,000      Sealed Air Corp.*                                        $  1,692,562
                                                                      ------------
 INSURANCE SERVICES--7.0%
 62,700      Allied Group, Inc.                                       $  1,873,162
 40,950      Orion Capital Corp.                                         2,282,962
 54,000      Protective Life Corp.                                       2,004,750
 46,000      SunAmerica, Inc.                                            2,297,125
 25,300      Transatlantic Holdings, Inc.                                1,943,356
                                                                      ------------
                                                                      $ 10,401,355
                                                                      ------------
 MEDICAL/BIOTECHNOLOGY--10.5%
 64,000      Dentsply International, Inc.                             $  2,104,000
 44,600      Depuy, Inc.                                                 1,382,950
 36,200      Elan Corp. PLC ADR*                                         2,248,925
 25,400      Guidant Corp.                                               1,698,925
 75,900      PSS World Medical, Inc.*                                    1,703,006
 39,600      Safeskin Corp.*                                             1,410,750
 66,800      Sybron International Corp.*                                 1,770,200
 88,900      Trex Med Corp.*                                             1,689,250
 29,300      Waters Corp.*                                               1,567,550
                                                                      ------------
                                                                      $ 15,575,556
                                                                      ------------
 OFFICE EQUIPMENT AND SUPPLIES--3.1%
 41,000      Lexmark International Group, Inc. (Class A)*             $  2,372,875
 71,800      Miller Herman Inc.                                          2,167,463
                                                                      ------------
                                                                      $  4,540,338
                                                                      ------------
 OIL & GAS-PRODUCTION/DISTRIBUTION--1.5%
 91,000      Newpark Resources, Inc.*                                    2,189,688
                                                                      ------------
 OIL WELL EQUIPMENT & SERVICES--2.8%
 62,400      BJ Services Co.*                                         $  2,340,000
 65,600      Ensco International, Inc.                                   1,859,572
                                                                      ------------
                                                                      $  4,199,572
                                                                      ------------

 SHARES                       DESCRIPTION                                    VALUE
 ------                       -----------                                 ------------

                          COMMON STOCKS--CONTINUED
 PHARMACEUTICALS--0.9%
 30,800          Watson Pharmaceuticals, Inc.*                            $  1,324,400
                                                                          ------------
 PUBLISHING--1.4%
 30,000          New York Times Co.                                       $  2,128,125
                                                                          ------------
 RETAIL TRADE--12.5%
 32,200          Bed Bath & Beyond, Inc.*                                 $  1,585,850
 53,100          Central Garden & Pet Co.*                                   1,818,675
 21,542          CVS Corp.                                                   1,588,723
 13,200          Express Scripts, Inc.*                                      1,054,050
 40,200          Family DLR Stores, Inc.                                     1,366,800
 50,400          Garden Ridge Corp.*                                           963,900
 19,400          Linens-n-Things, Inc.*                                      1,168,850
 67,300          Office Depot, Inc.*                                         2,229,313
 91,600          Officemax, Inc.*                                            1,729,425
 34,700          Pacific Sunwear of California, Inc.*                        1,531,138
 45,800          Stein Mart, Inc.*                                           1,614,450
 41,800          TJX Companies, Inc.                                         1,849,650
                                                                          ------------
                                                                          $ 18,500,824
                                                                          ------------
 SEMICONDUCTORS & ELECTRONICS--2.6%
 27,100          C&D Technologies, Inc.                                   $  1,497,275
 28,400          Level One Communications, Inc.*                               883,950
 38,600          Maxim Integrated Products, Inc.*                            1,558,475
                                                                          ------------
                                                                          $  3,939,700
                                                                          ------------
 TEXTILES--1.5%
 37,700          Jones Apparel Group, Inc.*                               $  2,254,931
                                                                          ------------
 TRANSPORTATION/STORAGE--2.1%
 27,450          Air Express International Corp.                          $    720,562
 48,500          Airbourne Freight Corp.                                     1,921,812
 10,900          Tidewater, Inc.(a)                                            413,912
                                                                          ------------
                                                                          $  3,074,286
                                                                          ------------
           Total Common Stocks (cost $103,719,190)
                                                                          $145,686,594
                                                                          ============

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                            MIDCAP FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ----------             --------                       --------                       ------------
                         REPURCHASE AGREEMENT--1.9%
  State Street Bank & Trust Company, dated
   04/30/98, repurchase price $2,816,405 (U.S.
   Treasury Note: $2,876,088, 5.88%, 08/31/99)
 $2,816,000               5.18%                        05/01/98                       $  2,816,000
                                                                                      ------------
      Total Repurchase Agreement (cost $2,816,000)                                    $  2,816,000
                                                                                      ------------
      Total Investments (cost $106,535,190(b))                                        $148,502,594
                                                                                      ============

--------------------------------------------------------------------------------

Federal Income Tax
 Information:
 Gross unrealized gain
  for investments in
  which value exceeds
  cost.................. $                                                                       42,487,970
 Gross unrealized loss
  for investments in
  which cost exceeds
  value.................                                                                           (817,935)
                         ----------------------------------------------------------------------------------
 Net unrealized gain.... $                                                                       41,670,035
                         ==================================================================================
                         ----------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

  The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 * Non-income producing security.
(a) There are common stock rights attached to these securities.
(b) The cost for federal income tax purposes is $106,832,559.

--------------------------------------------------------------------------------
INVESTMENT ABBREVIATIONS:
ADR--American Depository Receipt
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                           INTERNATIONAL EQUITY FUND
                                 APRIL 30, 1998
                                  (UNAUDITED)

 SHARES                        DESCRIPTION                              VALUE
 ------                        -----------                           -----------

                             COMMON STOCKS--93.6%
 ARGENTINE PESO--0.9%
  3,429 Banco de Galicia Buenos Aires SA ADR (Financial Services)    $    84,011
  2,614 Banco Frances del Rio de la Plata ADR (Financial Services)        75,969
 20,767 Perez Compac SA (Diversified Industrial Manufacturing)           124,828
  4,760 Telefonica de Argentina ADR (Utilities)                          183,558
 12,487 YPF Sociedad Anonima ADR (Oil & Gas)                             435,484
                                                                     -----------
                                                                     $   903,850
                                                                     -----------
 AUSTRALIAN DOLLAR--1.9%
 25,564 Australian Gas Light Co. (Utilities)                         $   190,285
  5,000 Brambles Industries, Ltd. (Transportation/Storage)               103,088
 20,800 Broken Hill Proprietary Co. (Mining--Metals/Minerals)            203,502
 17,662 Commonwealth Bank of Australia (Financial Services)              212,084
 23,000 Fosters Brewing Group (Beverages/Tobacco)                         50,106
 38,000 Goodman Fielder Wattie, Ltd. (Food/Grocery Products)              58,990
 48,000 John Fairfax Holdings (Publishing)                                87,662
  7,208 Lend Lease Corp. (Building Materials & Construction)             165,490
  7,371 National Australia Bank (Financial Services)                     104,809
 26,502 News Corp., Ltd. (Broadcast Media)                               177,699
 24,000 Publishing & Broadcasting, Ltd. (Broadcast Media)                114,744

  SHARES                      DESCRIPTION                             VALUE
 ---------                    -----------                          -----------

                        COMMON STOCKS--CONTINUED
 AUSTRALIAN DOLLAR--CONTINUED
    19,000  Tab Corp. Holdings, Ltd. (Recreational
             Services)                                             $   103,479
    50,765  Telstra Corp. (Utilities)                                  119,201
    25,000  Westpac Banking Corp. (Financial Services)                 167,954
    19,000  Woodside Petroleum, Ltd. (Oil & Gas)                       124,299
                                                                   -----------
                                                                   $ 1,983,392
                                                                   -----------
 BELGIAN FRANC--1.6%
       585  Dexia* (Financial Services)                            $    80,165
       678  Generale Banque (Financial Services)                       391,704
        33  Generale De Banque (Financial Services)                          6
     1,650  Kredietbank (Financial Services)                           930,962
        39  UCB (Chemical Products)                                    186,472
                                                                   -----------
                                                                   $ 1,589,309
                                                                   -----------
 BRAZILIAN REAL--2.0%
       500  Cemig--CIA Energetica Minas Gerais ADR (Utilities)     $    24,038
     4,947  Cemig--CIA Energetica Minas Gerais ADR (Non-
             Voting) (Utilities)+                                      231,891
     2,070  Companhia Brasileira (Utilities)                            55,114
     4,285  Electrobas-Centrais Eletricas Brasileiras ADR
             (Utilities)                                                88,957
 1,610,000  Electrobras-Centrais Eletr Bras (Electrical
             Services)                                                  66,165
    11,103  Telecomunicacoes Brasileiras ADR (Utilities)             1,352,484
     2,000  Unibanco-Uniao De Bancos Brasileirs GDR
             (Financial Services)                                       79,500
 1,350,000  Unibanco-Uniao De Bancos Brasileris (Financial
             Services)                                                 103,890

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

 SHARES                        DESCRIPTION                             VALUE
 -------                       -----------                          -----------

                           COMMON STOCKS--CONTINUED
 BRAZILIAN REAL--CONTINUED
   8,530  Usinas Siderurgicas de Minas ADR (Building Materials
           & Construction)                                          $    58,903
  11,587  White Martins SA (Chemical Products)                           16,818
                                                                    -----------
                                                                    $ 2,077,760
                                                                    -----------
 BRITISH POUND STERLING--19.2%
  32,000  Abbey National (Financial Services)                       $   601,101
  32,800  Argos (Retail Trade)                                          356,620
 104,000  Asda Group (Retail Trade)                                     348,356
  30,000  BG (Energy)                                                   160,328
  29,000  British Petroleum (Oil & Gas)                                 458,403
  66,000  Cable & Wireless (Utilities)                                  756,227
  46,744  Cadbury Schweppes (Food/Grocery Products)                     681,805
  83,600  Caradon (Building Materials & Construction)                   270,586
  19,000  Centrica* (Energy)                                             32,973
  23,000  Compass Group (Recreational Services)                         398,186
 128,776  Diageo (Beverages/Tobacco)                                  1,533,673
  26,000  Electrocomponents (Electronics & Other Electrical
           Equipment)                                                   252,895
   5,000  GKN (Automobiles & Automobile Parts)                          144,521
  51,000  Glaxo Wellcome (Health/Personal Care)                       1,441,700
   4,000  Heywood Williams Group (Building Materials &
           Construction)                                                 17,128
  15,000  Hillsdown Holdings (Food/Grocery Products)                     44,912
  72,000  Kingfisher (Retail Trade)                                   1,307,917
  50,000  Ladbroke Group (Recreational Services)                        274,950
  11,000  Laing (John) (Building Materials & Construction)               65,871

 SHARES                       DESCRIPTION                              VALUE
 -------                      -----------                           -----------

                          COMMON STOCKS--CONTINUED
 BRITISH POUND STERLING--CONTINUED
 134,400   National Westminster Bank (Financial Services)           $ 2,690,985
  50,500   Rank Organisation (Recreational Services)                    326,904
 132,000   Reed International (Publishing)                            1,166,909
  27,000   Rolls-Royce (Aerospace/Defense)                              126,004
  35,000   RTZ Corp. (Mining--Metals/Minerals)                          502,604
  63,000   Safeway (Retail Trade)                                       375,680
 177,500   Shell Transport & Trading Co. (Oil & Gas)                  1,321,224
  35,000   Smith (David S.) Holdings (Textiles)                         134,652
 159,800   Smithkline Beecham (Medical Products and Supplies)         1,905,830
  55,000   Tesco (Retail Trade)                                         515,191
 138,500   Tomkins (Diversified Industrial Manufacturing)               815,474
  51,000   United News & Media (Broadcast Media)                        691,845
                                                                    -----------
                                                                    $19,721,454
                                                                    -----------
 CANADIAN DOLLAR--0.3%
   4,570   Alcan Aluminum, Ltd. (Mining--Metals/Minerals)           $   148,291
   1,950   Royal Bank of Canada (Financial Services)                    116,731
                                                                    -----------
                                                                    $   265,022
                                                                    -----------
 CHILEAN PESO--0.2%
     590   Cervecerias Unidas (CCU) ADR (Beverages/Tobacco)         $    16,299
   2,440   Chilectra SA ADR (Utilities)+                                 66,180
   2,225   Enersis SA ADR (Utilities)                                    65,498
   1,160   Genesis Chile Fund (Financial Services)                       42,050
     383   Santa Isabel ADR (Retail Trade)                                6,311
                                                                    -----------
                                                                    $   196,338
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

 SHARES                       DESCRIPTION                             VALUE
 ------                       -----------                          -----------

                          COMMON STOCKS--CONTINUED
 CHINESE YUAN--0.3%
 12,900  Huaneng Power International, Inc. ADR* (Energy)           $   283,800
                                                                   -----------
 CZECH KORUNA--0.0%
    190  SPT Telecom (Utilities)                                   $    27,633
                                                                   -----------
 DANISH KRONE--0.3%
  1,105  Den Danske Bank AB (Financial Services)                   $   134,025
    290  Teledanmark (Utilities)                                        24,367
  1,250  Unidanmark (Financial Services)                               105,032
                                                                   -----------
                                                                   $   263,424
                                                                   -----------
 DEUTSCHEMARK--5.4%
  1,490  Allianz AG Holdings (Insurance Services)                  $   458,321
  8,669  Bayer AG (Chemical Products)                                  385,493
  6,208  Bayerische Hypo Und Wechsel Bank (Financial Services)         354,239
  5,119  Bayerische Vereinsbank (Financial Services)                   389,370
  1,500  Bilfinger & Berger Bauag (Building Materials &
          Construction)                                                 50,570
    102  Buderus AG (Industrial Machinery)                              47,915
  2,330  Commerzbank AG (Financial Services)                            89,848
  7,266  Deutsche Bank AG (Financial Services)                         559,157
 13,711  Deutsche Telekom AG (Utilities)                               347,517
  6,478  Dresdner Bank AG (Financial Services)                         350,513
  8,751  Gehe AG (Health/Personal Care)                                453,508

 SHARES                       DESCRIPTION                             VALUE
 ------                       -----------                          -----------

                          COMMON STOCKS--CONTINUED
 DEUTSCHEMARK--CONTINUED
 2,560   Hoechst AG (Chemical Products)                            $   103,267
   200   Hornbach Baumarkt (Retail Trade)                                9,139
   352   Mannesmann AG (Engineering)                                   279,317
 1,322   Rhoen-Klinikum AG (Health/Personal Care)                      138,127
 1,320   Sap AG (Computer Services/Software)                           625,226
 2,712   Siemens AG (Electronics & Other Electrical Equipment)         158,680
 9,968   Veba AG (Utilities)                                           658,775
   178   Volkswagen AG (Automobiles & Automobile Parts)                141,741
                                                                   -----------
                                                                   $ 5,600,723
                                                                   -----------
 FINNISH MARKKA--0.4%
 6,160   Nokia (AB) OY (Telecommunications)                        $   413,939
                                                                   -----------
 FRENCH FRANC--9.1%
   635   Accor (Recreational Services)                             $   173,143
 2,680   Alcatel Alsthom (Cie Gen El) (Electronics & Other
          Electrical Equipment)                                        497,122
 4,837   Axa (Diversified Holding Companies)                           568,112
   860   Canal Plus (Broadcast Media)                                  149,509
   459   Carrefour (Retail Trade)                                      263,060
   580   CLF Dexia France (Financial Services)                          70,245
 1,645   Credit Commercial de France (Financial Services)              131,359
   455   Credit Local de France (Financial Services)                    55,106
   268   Credit Local de France (Financial Services)                    32,458

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

   SHARES                       DESCRIPTION                           VALUE
 ----------                     -----------                        -----------

                          COMMON STOCKS--CONTINUED
 FRENCH FRANC--CONTINUED
      1,460 Danone (Food/Grocery Products)                         $   344,901
      6,720 Eaux (Cie Generale Des) (Utilities)                      1,249,869
      2,920 Elf Aquitaine (Energy)                                     383,277
        490 GTM Entrepose (Building Materials & Construction)           38,639
        325 L'Oreal (Health/Personal Care)                             155,174
      1,340 Lafarge SA* (Building Materials & Construction)            126,621
        111 Lafarge SA* (Building Materials & Construction)             10,193
      1,790 Lapeyre (Building Materials & Construction)                136,089
        665 Legrand (Electronics & Other Electrical Equipment)         175,903
        327 LVMH Moet-Hennessy Louis Vuitton (Beverages/Tobacco)        67,348
        360 Pathe (Broadcast Media)                                     78,336
      1,376 Pinault Printemps Redoute (Retail Trade)                 1,025,075
        780 Primagaz (Cie Des Gaz Petrole) (Oil & Gas)                  67,347
      2,930 Saint Gobain (Chemical Products)                           488,415
      4,417 Sanofi (Health/Personal Care)                              535,683
      6,964 Schneider SA (Electronics & Other Electrical
             Equipment)                                                521,344
      1,704 Societe Generale (Financial Services)                      354,917
      3,128 Sodexho (Food/Grocery Products)                            572,938
      1,410 Television Francaise (Broadcast Media)                     198,212
      7,784 Total (Oil & Gas)                                          925,896
                                                                   -----------
                                                                   $ 9,396,291
                                                                   -----------

   SHARES                       DESCRIPTION                           VALUE
 ----------                     -----------                        -----------

                          COMMON STOCKS--CONTINUED
 HONG KONG DOLLAR--2.0%
     17,000 Cheung Kong Holdings, Ltd. (Real Estate)               $   113,026
     37,000 CLP Holdings (Miscellaneous--Consumer)                     177,692
     55,000 Dao Heng Bank Group (Financial Services)                   162,600
     15,000 Hang Seng Bank (Financial Services)                        126,356
     38,000 Henderson Land Development Co. (Recreational
             Services)                                                 169,739
     72,600 Hong Kong & China Gas Co. (Utilities)                       98,881
     38,380 Hong Kong Land Holdings (Real Estate)                       54,116
      3,200 HSBC Holdings (Commercial Banks)                            91,299
     74,000 Hutchison Whampoa (Diversified Holding Companies)          457,604
     58,693 New World Development Co. (Real Estate)                    167,077
     29,000 Sun Hung Kai Properties Co. (Real Estate)                  172,218
     46,000 Swire Pacific Ltd. A Shares (Transportation/Storage)       229,822
                                                                   -----------
                                                                   $ 2,020,430
                                                                   -----------
 ITALIAN LIRA--5.1%
     13,600 Assicurazioni Generali Spa (Insurance Services)        $   409,225
     23,000 Banca Commercial Italiana (Financial Services)             116,341
    189,000 Banca Di Roma (Financial Services)                         348,370
    141,094 Credito Italiano Spa (Financial Services)                  741,573
     95,309 Ente Nazionale Idrocarburi (Oil & Gas)                     640,021

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

   SHARES                        DESCRIPTION                           VALUE
   ------                        -----------                        -----------

                           COMMON STOCKS--CONTINUED
 ITALIAN LIRA--CONTINUED
      2,372 Gucci Group NV (Textiles)                               $   110,446
     15,840 IMI Spa (Financial Services)                                259,328
      3,226 Industrie Natuzzi Spa ADR (Household Durables)               82,868
     37,000 Instituto National Assicurazioni (Insurance Services)       110,602
     23,000 Italgas (Societa Italiana Il Gas) Spa (Utilities)           106,472
      8,605 Mediolanum (Insurance Services)                             257,953
      7,000 Rinascente (Retail Trade)                                    70,144
    160,443 Telecom Italia Mobile (Telecommunications)                  914,824
    140,340 Telecom Italia Spa (Utilities)                            1,049,767
                                                                    -----------
                                                                    $ 5,217,934
                                                                    -----------
 JAPANESE YEN--15.4%
      1,331 Advantest (Electronics & Other Electrical Equipment)    $    89,511
     12,000 Alps Electric Co. (Electronics & Other Electrical
             Equipment)                                                 125,132
     21,000 Amada Co, Ltd. (Industrial Machinery)                        84,895
     43,000 Canon, Inc. (Electronics & Other Electrical
             Equipment)                                               1,017,002
     10,000 Citizen Watch Co. (Electronics & Other Electrical
             Equipment)                                                  67,251
     18,000 Dai Nippon Screen Manufacturing (Electronics & Other
             Electrical Equipment)                                       83,648
      3,000 Daifuku Co., Ltd. (Industrial Machinery)                     11,856
     27,000 Daiichi Pharmaceutical Co. (Health/Personal Care)           387,434

   SHARES                       DESCRIPTION                            VALUE
   ------                       -----------                         -----------

                          COMMON STOCKS--CONTINUED
 JAPANESE YEN--CONTINUED
     20,000  Daiwa House Industry Co. (Building Materials &
              Construction)                                         $   161,705
         39  DDI Corp. (Utilities)                                       98,723
         67  East Japan Railway
              (Transportation/Storage)                                  334,139
      4,300  Fanuc Co., Ltd. (Electronics & Other Electrical
              Equipment)                                                158,561
     47,000  Hitachi (Electronics & Other Electrical Equipment)         337,033
      2,000  Honda Motor Co., Ltd. (Automobiles & Automobile
              Parts)                                                     72,540
      7,000  Inax Corp. (Building Materials & Construction)              25,918
     11,000  Ito-Yokado Co. (Retail Trade)                              569,367
     21,000  Kao Corp. (Cosmetics)                                      308,637
     10,000  Kokuyo Co., Ltd. (Computers/Communication)                 171,528
     21,000  Komatsu, Ltd. (Industrial Machinery)                        95,209
     11,000  Komori Corp. (Industrial Machinery)                        187,018
     24,000  Kuraray Co. (Chemical Products)                            202,751
     10,000  Kyocera Corp. (Electronics & Other Electrical
              Equipment)                                                524,407
     17,000  Makita Corp. (Industrial Machinery)                        184,978
     27,000  Marui Co., Ltd. (Retail Trade)                             426,402
     41,000  Matsushita Electric Industrial Co. (Electronics &
              Other Electrical Equipment)                               656,793
     27,000  Mitsubishi Corp. (Wholesale Trade)                         204,020
    116,000  Mitsubishi Heavy Industries Ltd. (Industrial
              Machinery)                                                429,500

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

   SHARES                       DESCRIPTION                            VALUE
 ----------                     -----------                         -----------

                          COMMON STOCKS--CONTINUED
 JAPANESE YEN--CONTINUED
     56,000   Mitsui Fudosan Co. (Real Estate)                      $   511,168
     11,000   Murata Manufacturing Co. (Electronics & Other
               Electrical Equipment)                                    322,503
      4,000   National House Industrial (Building Materials
               & Construction)                                           32,492
     75,000   NEC Corp. (Electronics & Other Electrical
               Equipment)                                               844,416
         32   Nippon Telephone & Telegraph Corp. (Utilities)            280,490
     37,000   Nippondenso Co. (Transportation/Storage)                  636,051
     40,000   Nomura Securities Co., Ltd. (Financial
               Services)                                                488,137
     15,000   Pioneer Electronic Corp. (Household Durables)             245,957
      2,000   Sangetsu Co., Ltd. (Building Materials &
               Construction)                                             25,540
     28,000   Sankyo Co. (Health/Personal Care)                         693,970
      2,700   SEGA Enterprises (Diversified Industrial
               Manufacturing)                                            44,884
     30,000   Sekisui Chemical Co., Ltd. (Building Materials
               & Construction)                                          164,803
     22,000   Sekisui House (Building Materials &
               Construction)                                            171,891
      3,000   Seven Eleven Japan Co., Ltd. (Retail Trade)               200,620
     14,000   Sharp Corp. (Household Durables)                          110,020
     20,000   Shinetsu Chemical Co., Ltd. (Chemical Products)           389,905
     14,000   Shiseido Co. (Health/Personal Care)                       184,600
      9,800   Sony Corp. (Household Durables)                           815,309

   SHARES                        DESCRIPTION                           VALUE
 ----------                      -----------                        -----------

                           COMMON STOCKS--CONTINUED
 JAPANESE YEN--CONTINUED
     48,000 Sumitomo Corp. (Wholesale Trade)                        $   275,654
     58,000 Sumitomo Electric Industries, Ltd. (Electronics &
             Other Electrical Equipment)                                691,144
     13,000 Sumitomo Forestry Co., Ltd. (Paper & Forest Products)        76,130
     10,000 TDK Corp. (Household Durables)                              790,388
     18,000 Teijin (Chemical Products)                                   51,413
     11,000 Tokio Marine & Fire Insurance Co. (Insurance
             Services)                                                  119,692
      5,300 Tokyo Electron (Electronics & Other Electrical
             Equipment)                                                 208,251
      8,000 Tokyo Steel Manufacturing (Mining--Metals/Minerals)          35,243
     22,000 Toppan Printing Co. (Broadcast Media)                       261,493
     10,000 Uny Co. (Retail Trade)                                      160,949
      3,000 Yurtec Corp. (Building Materials & Construction)             15,982
                                                                    -----------
                                                                    $15,865,053
                                                                    -----------
 KOREAN WON--0.1%
      1,718 Samsung Electronics* (Electronics & Other Electrical
             Equipment)                                             $    95,123
                                                                    -----------
 MALAYSIAN RINGGIT--0.0%
     21,000 Berjaya Sports Toto Berhad (Real Estate)                $    49,826
                                                                    -----------
 MEXICAN PESO--1.7%
      9,860 Cemex SA (B Shares) (Building Materials &
             Construction)                                          $    59,300
     15,860 Cemex SA ADS (Building Materials & Construction)            157,674
      1,044 Cifra SA de CV ADR* (Retail Trade)                           17,879

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

   SHARES                      DESCRIPTION                              VALUE
 ----------                    -----------                           -----------

                         COMMON STOCKS--CONTINUED
 MEXICAN PESO--CONTINUED
     18,752    Fomento Economico Mexicano SA*
               (Beverages/Tobacco)                                   $   138,871
     30,158    Groupo Financiero Banamex-Accivl (B Shares)
                (Financial Services)                                      94,244
        499    Groupo Financiero Banamex-Accivl (L Shares)
                (Financial Services)                                       1,277
     16,650    Gruma SA* (Diversified Holding Companies)                  38,248
      3,554    Gruma SA ADS (Diversified Holding Companies)+              32,653
     37,450    Grupo Industrial Maseca SA (Household
                Durables)                                                 27,028
     11,058    Grupo Modelo SA (Beverages/Tobacco)                       104,582
      2,722    Grupo Televisa GDR (Broadcast Media)                      111,602
     33,739    Kimberly Clark de Mexico (Health/Personal
                Care)                                                    165,711
      6,040    Panamerica Beverages ADR (Beverages/Tobacco)              240,845
      9,145    Telefonos de Mexico SA ADS (Utilities)                    517,836
      4,800    TV Azteca ADS (Broadcast Media)                            89,400
                                                                     -----------
                                                                     $ 1,797,150
                                                                     -----------
 NETHERLANDS GUILDER--10.3%
     21,446    ABN AMRO Holdings NV (Financial Services)                 525,507
      8,816    Ahold (Koninklijke) NV (Food-Retailer)                    274,941
        498    Akzo Nobel NV (Chemical Products)                         101,197
      1,020    ASM Lithography Holding NV (Electronics-
                Semiconductors)                                           92,553
      5,018    Baan Co. NV (Computer Services/Software)                  219,837

   SHARES                       DESCRIPTION                            VALUE
 ----------                     -----------                         -----------

                          COMMON STOCKS--CONTINUED
 NETHERLANDS GUILDER--CONTINUED
      4,000  Baan Co. NVF (Computer Services/Software)              $   177,500
      7,663  CSM CVA (Food/Grocery Products)                            417,271
     49,130  Elsevier NV (Broadcast Media)                              741,778
      9,875  Fortis AMEV NV (Insurance Services)                        577,806
     25,732  ING Groep NV (Financial Services)                        1,672,497
      5,620  Koninklijke Numico NV (Food/Grocery Products)              186,675
      2,598  Koninklijke Ptt Nederland (Utilities)                      134,266
        950  Otra NV (Electronics & Other Electrical Equipment)          17,400
      2,730  Philips Electronics (Electronics)                          240,552
     10,907  Polygram (Recreational Services)                           448,137
     39,630  Royal Dutch Petroleum Co. (Energy)                       2,187,389
     12,880  Unilever NV (Diversified Manufacturing)                    916,858
     12,936  Wolters Kluwer (Publishing)                              1,693,764
                                                                    -----------
                                                                    $10,625,928
                                                                    -----------
 NEW ZEALAND DOLLAR--0.3%
     26,357  Fletcher Challenge Building (Building Materials &
              Construction)                                         $    53,294
     18,074  Fletcher Challenge Energy (Oil & Gas)                       61,646
     24,000  New Zealand Telecom (Telecommunications)                   113,989
     11,000  Telecom Corp. of New Zealand (Utilities)                    29,514
                                                                    -----------
                                                                    $   258,443
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

   SHARES                       DESCRIPTION                           VALUE
 ----------                     -----------                        -----------

                          COMMON STOCKS--CONTINUED
 NORWEGIAN KRONE--1.9%
      1,170  Bergesen D-Y ASA (Transportation/Storage)             $    25,262
     14,840  Norsk Hydro (Energy)                                      740,353
      9,690  Orkla AS (Diversified Industrial Manufacturing)         1,148,783
      2,690  Saga Petroleum (Oil & Gas)                                 47,981
                                                                   -----------
                                                                   $ 1,962,379
                                                                   -----------
 PANAMANIAN BALBOA--0.0%
        567  Banco Latino Americano De Export 'E' (Financial
              Services)                                            $    20,270
                                                                   -----------
 PERUVIAN SOL--0.1%
      1,452  Credicorp, Ltd. (Financial Services)                  $    24,321
      2,876  Telefonica del Peru SA ADS (Utilities)                     63,632
                                                                   -----------
                                                                   $    87,953
                                                                   -----------
 PORTUGUESE ESCUDO--0.5%
     10,147  Jeronimo Martins SGPS (Food/Grocery Products)         $   474,391
                                                                   -----------
 RUSSIAN RUBLE--0.1%
        540  Lukoil Holding Co. ADR
              (Oil & Gas)                                          $    37,395
      3,560  Rao Gazprom ADS (Energy)                                   65,682
                                                                   -----------
                                                                   $   103,077
                                                                   -----------
 SINGAPORE DOLLAR--0.4%
     17,000  Overseas Union Bank--Foreign (Financial Services)     $    64,455
     20,671  Singapore Press Holdings (Broadcast Media)                228,589
     42,000  Singapore Telecommunications (Telecommunications)          72,190
     16,800  United Overseas Bank (Financial Services)                  79,621
                                                                   -----------
                                                                   $   444,855
                                                                   -----------

   SHARES                       DESCRIPTION                           VALUE
 ----------                     -----------                        -----------

                          COMMON STOCKS--CONTINUED
 SPANISH PESETA--2.7%
      2,109  Argentaria (Financial Services)                       $   175,865
      4,030  Banco Bilbao Vizcaya SA (Financial Services)              207,454
     11,439  Banco de Santander SA (Financial Services)                604,622
      2,705  Banco Popular Espanol (Financial Services)                222,012
     15,056  Endesa SA (Electrical Services)                           365,773
      2,979  Gas Natural Sdg SA (Utilities)                            190,906
     16,080  Iberdrola SA (Utilities)                                  258,674
      3,847  Repsol SA (Oil & Gas)                                     210,916
     12,765  Telefonica de Espana (Utilities)                          533,062
                                                                   -----------
                                                                   $ 2,769,284
                                                                   -----------
 SWEDISH KRONA--3.6%
     18,810  ABB AB (Electronics & Other Electrical Equipment)     $   304,915
     47,440  Astra AB (Health & Medical Services)                      943,653
      9,060  Atlas Copco AB (Industrial Machinery)                     266,815
      5,650  Electrolux Co. (Household Durables)                       525,446
      2,530  Esselte (Broadcast Media)                                  57,842
      1,855  Granges AB (Mining--Metals/Minerals)                       33,784
     12,540  Hennes & Mauritz AB (Retail Trade)                        652,754
     80,060  Nordbanken Holding AB (Financial Services)                589,437
      2,050  Sandvik AB (Industrial Machinery)                          59,180
      8,840  Sandvik AB (B Shares) (Industrial Machinery)              254,627
        660  Scribona AB (Broadcast Media)                               8,440
                                                                   -----------
                                                                   $ 3,696,893
                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

   SHARES                       DESCRIPTION                          VALUE
 ----------                     -----------                       -----------

                          COMMON STOCKS--CONTINUED
 SWISS FRANC--7.5%
        320 ABB AG (Electronics & Other Electrical Equipment)     $   524,625
      1,319 Adia SA (Commercial Services)                             575,771
      2,680 CS Holdings (Financial Services)                          589,404
        875 Nestle SA (Food/Grocery Products)                       1,696,934
      1,188 Novartis AG (Chemical Products)                         1,963,506
        133 Roche Holdings AG (Health/Personal Care)                1,347,727
      1,440 Schweizerischer Bankverein (Financial Services)           499,993
        340 Union Bank of Switzerland (Financial Services)            547,444
                                                                  -----------
                                                                  $ 7,745,404
                                                                  -----------
 THAI BAHT--0.2%
     68,000 Thai Farmers Bank Public--Alien Market (Financial
             Services)                                            $   155,705
                                                                  -----------
 VENEZUELAN BOLIVAR--0.1%
      2,370 Cia Anonima Nacional Tele Venezuela ADS (Utilities)   $    79,395
                                                                  -----------
         Total Common Stocks
          (cost $78,659,154)...................................   $96,192,428
                                                                  -----------
                           PREFERRED STOCKS--1.6%
 AUSTRALIAN DOLLAR--0.1%
     12,969 News Corporation, Ltd. (Broadcast Media)              $    73,086
     75,200 Sydney Harbour Casino (Recreational Services)              53,464
                                                                  -----------
                                                                  $   126,550
                                                                  -----------

   SHARES                       DESCRIPTION                             VALUE
 ----------                     -----------                          -----------

                         PREFERRED STOCKS--CONTINUED
 BRAZILIAN REAL--1.1%
 13,550,488   Banco Bradesco SA
               (Financial Services)                                      124,409
    135,623   Brahma (Food/Grocery Products)                         $    88,348
    130,400   Brasmotor SA (Automobiles & Automobile Parts)               18,072
  2,092,000   Cemig--CIA Energetica Minas Gerais (Electrical
               Services)                                                 101,522
    118,176   Cimento Portland Itau (Building
               Materials/Construction)                                    26,867
     94,000   Coteminas (Textiles)                                        23,014
     94,000   Emp Nac Com Redito (Encorpar)* (Diversified
               Manufacturing)                                                257
    137,000   Itaubanco (Financial Services)                              92,240
  1,005,463   Petroleo Brasileiros--Petrobras (Oil & Gas)                254,959
    310,959   Telecom de Rio de Janeiro Telerj (Utilities)                48,942
    307,770   Telemig--Telec de Minas Gerais SA* (Utilities)              47,498
    982,766   Telesp (Utilities)                                         334,277
      9,813   Uniao Siderurgicas de Minas Gerais-Usiminas
               (Financial Services)                                           64
                                                                     -----------
                                                                     $ 1,160,469
                                                                     -----------
 DEUTSCHEMARK--0.4%
        464   Fielmann AG (Health/Personal Care)                     $    12,993
        420   Fresenius AG (Health & Medical Services)                   100,755
      1,210   Hornbach Holdings AG (Retail Trade)                        117,322
        310   SAP AG (Non Voting) (Computer Services/Software)       $   154,607
                                                                     -----------
                                                                         385,677
                                                                     -----------
           Total Preferred Stocks
            (cost $1,556,419).................................       $ 1,672,696
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                    INTERNATIONAL EQUITY FUND--(CONTINUED)
                                APRIL 30, 1998
                                  (UNAUDITED)

   SHARES                       DESCRIPTION                          VALUE
 ----------                     -----------                       ------------

                          RIGHTS AND WARRANTS--0.2%
 DEUTSCHEMARK--0.1%
      4,883 Dresdner Bank AG* Warrants (Financial Services)       $    122,446
 HONG KONG DOLLAR--0.0%
      3,300 Hong Kong & China Gas Co.* Warrants (Utilities)                 32
 NETHERLANDS GUILDER--0.1%
      5,924 ING Groep NV* Warrants (Financial Services)                107,331
 SPANISH PESETA--0.0%
     12,765 Telefonica de Espana CIA* Rights (Utilities)                10,058
 THAI BAHT--0.0%
          1 Thai Farmers Bank Public-Alien Market* Warrants
             (Financial Services)                                            0
                                                                  ------------
            Total Rights and Warrants (cost $117,392)..........   $    239,867
                                                                  ------------

 PRINCIPAL             INTEREST                       MATURITY
   AMOUNT                RATE                           DATE                              VALUE
 ---------             --------                       --------                         ------------
                         REPURCHASE AGREEMENT--4.9%
 State Street Bank & Trust Company, dated 04/30/98,
  repurchase price $5,002,720 (U.S. Treasury Note:
  $5,104,043, 5.88%, 08/31/99)
 $5,002,000              5.18%                        05/01/98                         $  5,002,000
                                                                                       ------------
           Total Repurchase Agreement (cost
            $5,002,000).............................
                                                                                       $  5,002,000
                                                                                       ------------
           Total Investments (identified cost
            $85,334,965(a)).........................
                                                                                       $103,106,991
                                                                                       ============

-------------------------------------------------------------------------------
Federal Income Tax Information:
 Gross unrealized gain for investments in which value exceeds cost............................................................ $23,345,481
 Gross unrealized loss for investments in which cost exceeds value...........................................................  (5,648,976)
                                                                   -----------
 Net unrealized gain.............................................. $17,696,505
                                                                   ===========
-------------------------------------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. Investment categories less than one tenth of one percent of net assets are disclosed as 0.0%.
 *Non-income producing security.
 +Securities that may be resold to "Qualified Institutional Buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(a) The aggregate cost for federal income tax purposes is $85,410,486.
-------------------------------------------------------------------------------

 INVESTMENT ABBREVIATIONS:
 ADR --American Depository Receipt
 ADS --American Depository Shares
 GDR --Global Depository Receipt
----------------------------------------

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)
--------------------------------------------------------------------------------
              COMMON AND PREFERRED STOCK INDUSTRY CONCENTRATIONS+

-----------------------------------------------
Financial Services                        16.3%
Utilities                                  9.0%
Electronics & Other Electrical Equipment   7.4%
Retail Trade                               6.1%
Health/Personal Care                       5.4%
Oil & Gas                                  4.5%
Food/Grocery Products                      4.4%
Chemical Products                          3.8%
Energy                                     3.7%
Broadcast Media                            2.9%
Publishing                                 2.9%
Household Durables                         2.5%
Beverages/Tobacco                          2.1%
Diversified Industrial Manufacturing       2.1%
Recreational Services                      1.9%
Insurance Services                         1.9%
Medical Products and Supplies              1.9%
Building Materials & Construction          1.8%
Industrial Machinery                       1.6%
Telecommunications                         1.5%
Transportation/Storage                     1.3%
Computer Services/Software                 1.1%
Diversified Holding Companies              1.1%
Real Estate                                1.0%
Health & Medical Services                  1.0%
Mining--Metals/Minerals                    0.9%
Diversified Manufacturing                  0.9%
Commercial Services                        0.6%
Electrical Services                        0.5%
Wholesale Trade                            0.5%
Automobiles & Automobile Parts             0.4%
Cosmetics                                  0.3%
Engineering                                0.3%
Food-Retailer                              0.3%
Textiles                                   0.3%
Electronics                                0.2%
Miscellaneous--Consumer                    0.2%
Computers/Communication                    0.2%
Aerospace/Defense                          0.1%
Electronics-Semiconductors                 0.1%
Commercial Banks                           0.1%
Paper & Forest Products                    0.1%
-----------------------------------------------
TOTAL COMMON AND PREFERRED STOCKS         95.2%
-----------------------------------------------

 + Industry concentrations greater than one tenth of one percent of net assets are disclosed.

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                    NATIONAL TAX-FREE INTERMEDIATE BOND FUND
                                 APRIL 30, 1998
                                  (UNAUDITED)

 PRINCIPAL             INTEREST                         MATURITY
  AMOUNT                 RATE                             DATE                            VALUE
 ---------             --------                         --------                       -----------

                    MUNICIPAL BOND OBLIGATIONS--99.7%
 ARIZONA--1.8%
  Salt River Project Arizona Agricultural
   Improvements Revenue Bonds Series C (AA/Aa)
 $500,000                4.50%                          01/01/04                       $   505,695
                                                                                       -----------
 CALIFORNIA--2.1%
  Los Angeles Regional Airport Improvement
   Corporate Lease Revenue Bonds Class B (Wachovia
   Bank of Georgia; Expire: 12/15/97, 100%)
 $300,000                4.25%(a)                       12/01/24                       $   300,000
  Los Angeles Regional Airport Improvement
   Corporate Lease Revenue Bonds Class D (Wachovia
   Bank of Georgia LOC; Expire 12/15/97, 100%)
   (NR/Aa2/P-1)
  300,000                4.25(a)                        12/01/24                           300,000
                                                                                       -----------
                                                                                       $   600,000
                                                                                       -----------
 FLORIDA--1.6%
  Florida State Board of Education Capital Outlay
   GO Bonds Series A (AA+/Aa2)
 $200,000                5.25%                          01/01/04                       $   207,808
  Florida State Board of Education Capital Outlay
   GO Bonds Series D (AA+/Aa2)
  250,000                5.00                           06/01/12                           249,740
                                                                                       -----------
                                                                                       $   457,548
                                                                                       -----------
 GEORGIA--0.7%
  Georgia State GO Bonds Series D (AA+/Aaa)
 $200,000                5.40%                          11/01/10                       $   211,366
                                                                                       -----------

 PRINCIPAL              INTEREST                         MATURITY
  AMOUNT                  RATE                             DATE                              VALUE
 ---------              --------                         --------                         -----------

                    MUNICIPAL BOND OBLIGATIONS--CONTINUED
 ILLINOIS--4.4%
  Chicago Metropolitan Water Reclamation GO Bonds
   (AA/Aa)
 $500,000                 4.90%                          12/01/01                         $   512,650
 $450,000                 5.60%                          12/01/09                             481,248
  Evanston GO Bonds (NR/Aaa)
  250,000                 5.30                           12/01/99                             255,893
                                                                                          -----------
                                                                                          $ 1,249,791
                                                                                          -----------
 IOWA--2.8%
  Bettendorf GO Bonds Series A (AMBAC) (NR/Aaa)
 $250,000                 4.70%                          06/01/03                         $   253,255
  Iowa City Sewer Revenue Bonds (AMBAC) (AAA/Aaa)
  250,000                 6.00                           07/01/08                             262,793
  Polk County GO Bonds (FGIC) (AAA/Aaa)
  250,000                 5.50                           12/01/10                             268,255
                                                                                          -----------
                                                                                          $   784,303
                                                                                          -----------
 KENTUCKY--2.5%
  Kentucky Infrastructure Authority Revenue Bonds
   (A/A2)
 $485,000                 5.13%                          06/01/11                         $   487,595
  Louisville Water Works Board Water System Revenue
   Bonds (AA/Aa)
  200,000                 5.63                           11/15/06                             209,380
                                                                                          -----------
                                                                                          $   696,975
                                                                                          -----------
 LOUISIANA--0.9%
  Louisiana State GO Bonds (AMBAC) (AAA/Aaa)
 $250,000                 5.00%                          04/15/02                         $   255,915
                                                                                          -----------
 MARYLAND--1.8%
  Washington Suburban Sanitation District GO Revenue
   Bonds (AA/Aa1)
 $500,000                 4.75%                          06/01/02                         $   508,680
                                                                                          -----------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

             NATIONAL TAX-FREE INTERMEDIATE BOND FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

 PRINCIPAL              INTEREST                         MATURITY
  AMOUNT                  RATE                             DATE                              VALUE
 ---------              --------                         --------                         -----------

                    MUNICIPAL BOND OBLIGATIONS--CONTINUED
 MICHIGAN--2.5%
  Greenville Public Schools GO Bonds (MBIA)
   (AAA/Aaa)
 $200,000                 5.75%                          05/01/07                         $   213,334
  Waterford Township School District Bonds (Q-SBLF)
   (AA/Aa2)
  500,000                 4.85                           06/01/10                             498,170
                                                                                          -----------
                                                                                          $   711,504
                                                                                          -----------
 MINNESOTA--6.1%
  Minneapolis GO Bonds (AAA/Aaa)
 $500,000                 5.30%                          10/01/98                         $   503,300
  Minnesota State Housing and Finance Agency Series
   D (AA+/Aa)
  390,000                 5.35                           01/01/05                             408,856
  Shakopee Independent School District #720
  435,000                 4.50                           02/01/11                             419,423
  St. Paul Independent School District #625 GO Bonds
   Series C (AA/Aa)
  400,000                 5.20                           02/01/07                             412,336
                                                                                          -----------
                                                                                          $ 1,743,915
                                                                                          -----------
 NEBRASKA--3.5%
  Nebraska Public Power District Revenue Bonds
   Series A (A+/A1)
 $250,000                 5.10%                          01/01/06                         $   256,792
  200,000                 6.00                           01/01/06                             213,954
  Omaha Public Power Revenue Bonds Series A (AA/Aa)
  500,000                 5.00                           02/01/01                             511,905
                                                                                          -----------
                                                                                          $   982,651
                                                                                          -----------
 NEVADA--2.6%
  Clark County School District GO Bonds Series B
   (FGIC) (AAA/Aaa)
 $200,000                 5.30%                          05/01/04                         $   208,210

 PRINCIPAL              INTEREST                         MATURITY
  AMOUNT                  RATE                             DATE                              VALUE
 ---------              --------                         --------                         -----------

                    MUNICIPAL BOND OBLIGATIONS--CONTINUED
 NEVADA--CONTINUED
  Nevada State GO Bonds Series A-2 (AA/Aa2)
 $500,000                 5.25%                          05/15/05                         $   520,230
                                                                                          -----------
                                                                                          $   728,440
                                                                                          -----------
 NEW JERSEY--1.7%
  Morris County GO Bonds (AAA/Aaa)
 $500,000                 4.63%                          08/15/10                         $   491,005
                                                                                          -----------
 NEW MEXICO--1.8%
  Albuquerque Joint Water & Sewer System Revenue
   Bonds (AA/Aa3)
 $500,000                 4.75%                          07/01/04                         $   509,315
                                                                                          -----------
 NORTH CAROLINA--0.9%
  Gaston County GO Bonds (FGIC) (AAA/Aaa)
 $250,000                 4.90%                          03/01/12                         $   246,038
                                                                                          -----------
 OHIO--2.9%
  Columbus GO Bonds Series A (AAA/Aaa)
 $250,000                 4.50%                          07/01/01                         $   253,585
  Euclid GO Bonds (NR/Aa)
  415,000                 4.40                           12/01/01                             419,084
  Ohio State Infrastructure Improvement GO Bonds
   (AA+/Aa1)
  150,000                 5.20                           08/01/10                             155,164
                                                                                          -----------
                                                                                          $   827,833
                                                                                          -----------
 OREGON--1.8%
  Oregon State Housing & Community Services
   Department Revenue Bonds Series D (NR/Aa)
 $500,000                 5.55%                          07/01/06                         $   524,680
                                                                                          -----------
 PENNSYLVANIA--1.8%
  Pennsylvania State GO Bonds
   (AA-/A1)
 $500,000                 5.25%                          06/15/06                         $   520,570
                                                                                          -----------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

             NATIONAL TAX-FREE INTERMEDIATE BOND FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

 PRINCIPAL              INTEREST                         MATURITY
  AMOUNT                  RATE                             DATE                              VALUE
 ---------              --------                         --------                         -----------

                    MUNICIPAL BOND OBLIGATIONS--CONTINUED
 SOUTH CAROLINA--4.7%
  Brookland Cayce School District #2 GO Bonds
   (SCSDE) (AA/Aa1)
 $500,000                 4.70%                          03/01/05                         $   507,255
  South Carolina State Capital Improvement GO Bonds
   Series A (AA+/Aaa)
  250,000                 5.00                           03/01/05                             257,405
  York County School District #1 GO Bonds Series A
   (MBIA SCSDE) (AAA/AA/Aaa/Aa1)
  500,000                 7.00                           07/01/03                             562,775
                                                                                          -----------
                                                                                          $ 1,327,435
                                                                                          -----------
 SOUTH DAKOTA--2.9%
  South Dakota Health & Educational Revenue Bonds
   (MBIA) (AAA/Aaa)
 $500,000                 5.00%                          09/01/04                         $   511,380
  South Dakota Housing Development Authority Revenue
   Bonds (AAA/Aa1)
  315,000                 4.65                           05/01/06                             313,564
                                                                                          -----------
                                                                                          $   824,944
                                                                                          -----------
 TENNESSEE--1.9%
  Shelby County GO Bonds Series A (AA+/Aa)
 $500,000                 5.63%                          06/01/08                         $   531,785
                                                                                          -----------
 TEXAS--12.3%
  Channelview Independent School District GO Bonds
   (PSFG) (NR/Aaa)
 $250,000                 4.75%                          08/15/05                         $   252,823
  Collin County GO Bonds (AA-/Aa)
  400,000                 5.40                           02/15/09                             409,116
  Dallas Waterworks & Sewer System Revenue Bonds
   (AA/Aa2)
  500,000                 4.90                           04/01/05                             509,795

 PRINCIPAL             INTEREST                         MATURITY
  AMOUNT                 RATE                             DATE                            VALUE
 ---------             --------                         --------                       -----------

                  MUNICIPAL BOND OBLIGATIONS--CONTINUED
 TEXAS--CONTINUED
  Grapevine Industrial Development Revenue Bonds
   (Morgan Guarantee Trust Co. LOC) (NR/Aa1/P-1)
 $500,000                4.25%(a)                       12/01/24                        $  500,000
  Grapevine Industrial Development Revenue Bonds
   (Morgan Guarantee Trust Co. LOC) (NR/Aa1/P-1)
  100,000                4.25(a)                        12/01/24                           100,000
  Houston Independent School District GO Bonds
   (AA+/Aa)
  250,000                4.40                           07/15/01                           251,540
  North Central Texas Health Facilities
   Development Corp. Revenue Bonds (NationsBank of
   Texas SPA) (MBIA) (AAA/A-1/Aaa/VMIG1)
  300,000                4.25(a)                        12/01/15                           300,000
  San Antonio GO Bonds (AA/Aa)
  200,000                5.20                           08/01/02                           207,206
  Tarrant County GO Bonds (AA+/Aa1)
  400,000                4.80                           07/15/06                           403,384
  Tarrant County Water Control & Improvement
   Revenue Bonds (AAA/Aaa)
  140,000                5.00                           03/01/09                           142,085
  Texas A&M University Revenue Bonds (AA/Aa)
  200,000                5.55                           05/15/01                           207,540
  Texas State GO Bonds Series A (AA/Aa)
  200,000                5.65                           10/01/08                           210,240
                                                                                       -----------
                                                                                       $ 3,493,729
                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

             NATIONAL TAX-FREE INTERMEDIATE BOND FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

 PRINCIPAL              INTEREST                         MATURITY
  AMOUNT                  RATE                             DATE                              VALUE
 ---------              --------                         --------                         -----------

                    MUNICIPAL BOND OBLIGATIONS--CONTINUED
 UTAH--2.8%
  Alpine School District GO Bonds (FGIC-TCRS)
   (AAA/Aaa)
 $250,000                 5.40%                          03/15/05                         $   256,985
  Intermountain Power Agency Revenue Bonds (A+/A1)
  250,000                 5.10                           07/01/03                             257,630
  Salt Lake City School District Revenue Bonds
   Series A (NR/Aaa)
  250,000                 5.80                           03/01/07                             268,132
                                                                                          -----------
                                                                                          $   782,747
                                                                                          -----------
 VIRGINIA--2.5%
  Virginia Beach GO Bonds (AA/Aa)
 $200,000                 5.20%                          07/15/06                         $   208,656
  Virginia State Public School Authority Revenue
   Bonds (AA/Aa)
  500,000                 4.50                           01/01/00                             503,700
                                                                                          -----------
                                                                                          $   712,356
                                                                                          -----------
 WASHINGTON--15.4%
  King & Snohomish Counties School District (AA-/Aa)
 $280,000                 5.20%                          06/15/08                         $   288,764
  King County GO Bonds Series D (AA+/Aa1)
  500,000                 6.20                           12/01/00                             525,865
  King County School District #414 GO Bonds (AA/Aa)
  430,000                 5.10                           12/01/06                             444,990
  Pierce County Sewer Improvements Revenue Bonds
   (A+/A1)
  290,000                 5.45                           02/01/08                             298,625
  Port Seattle Revenue Bonds Series A (AMBAC)
   (AAA/Aaa)
  500,000                 6.00                           02/01/99                             507,500
  Port Tacoma Washington Bonds Series B (AMBAC)
   (AAA/Aaa)
  500,000                 4.35                           12/01/03                             499,985

 PRINCIPAL              INTEREST                         MATURITY
  AMOUNT                  RATE                             DATE                              VALUE
 ---------              --------                         --------                         -----------

                    MUNICIPAL BOND OBLIGATIONS--CONTINUED
 WASHINGTON--CONTINUED
  Seattle GO Bonds Series A (AA+/Aa1)
 $150,000                 5.30%                          08/01/13                         $   152,617
  Seattle Municipal Light & Power Revenue Bonds
   Series A (AA/Aa)
  250,000                 5.75                           08/01/09                             264,862
  Spokane County School District #354 GO Bonds
   (A+/A)
  370,000                 5.20                           12/01/06                             382,132
  Vancouver Water & Sewer Revenue Bonds (FGIC)
   (AAA/Aaa)
  250,000                 4.70                           06/01/01                             252,912
  Washington Higher Educational Facility University
   of Puget Sound Revenue Bonds (A+/A2)
  500,000                 5.00                           10/01/06                             506,480
  Washington State GO Bonds Series DD-12 & CC-9
   (AA/Aa)
  250,000                 5.38                           03/01/08                             262,132
                                                                                          -----------
                                                                                          $ 4,386,864
                                                                                          -----------
 WISCONSIN--13.0%
  Appleton Wisconsin Area School District GO Bonds
   (NR/Aa)
 $500,000                 5.00%                          04/01/11                         $   503,905
  Eau Claire GO Bonds Series A (AA/Aa2)
  470,000                 5.00                           04/01/08                             484,044
  Green Bay Public School District GO Bonds (NR/Aa)
  500,000                 4.90                           04/01/05                             512,930
  Green Bay Public School District GO Bonds (NR/Aa2)
  200,000                 4.63                           04/01/11                             192,552
  Milwaukee GO Bonds Series E (AA+/Aa1)
  250,000                 5.50                           06/15/10                             261,627

   The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

             NATIONAL TAX-FREE INTERMEDIATE BOND FUND--(CONTINUED)
                                APRIL 30, 1998
                                  (UNAUDITED)

 PRINCIPAL              INTEREST                         MATURITY
  AMOUNT                  RATE                             DATE                              VALUE
 ---------              --------                         --------                         -----------

                    MUNICIPAL BOND OBLIGATIONS--CONTINUED
 WISCONSIN--CONTINUED
  Waukesha County GO Bonds (NR/Aaa)
 $500,000                 4.40%                          12/01/98                         $   502,120
  Winnebago County GO Bonds (NR/Aa2)
  500,000                 4.40                           04/01/03                             500,415
  Wisconsin State Clean Water Revenue Bonds Series 1
   (AA+/Aa2)
  500,000                 5.25                           06/01/10                             518,230
  Wisconsin State GO Bonds Series 3 (AA/Aa)
  200,000                 5.25                           11/01/02                             207,432
                                                                                          -----------
                                                                                          $ 3,683,255
                                                                                          -----------
      Total Municipal Bond Obligations
       (cost $27,734,562)...........................                                      $28,299,339
                                                                                          -----------
      Total Investments
       (cost $27,734,562(b))........................                                      $28,299,339
                                                                                          -----------

--------------------------------------------------------------------------------
Federal Income Tax Information:
 Gross unrealized gain for investments in which value exceeds cost.... $598,793
 Gross unrealized loss for investments in which cost exceeds value....  (34,016)
                                                                       --------
 Net unrealized gain.................................................. $564,777
                                                                       ========
--------------------------------------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
(a) Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 1998.
(b) The cost stated also represents aggregate cost for federal income tax purposes.
-------------------------------------------------------------------------------
INVESTMENT ABBREVIATIONS:

 AMBAC  --Insured by American Municipal Bond Assurance Corporation
 FGIC   --Insured by Financial Guaranty Insurance Company
 GO     --General Obligation
 LOC    --Letter of Credit
 MBIA   --Insured by Municipal Bond Investors Assurance Corporation
 NR     --Not Rated
 PSFG   --Permanent School Fund Guaranteed
 Q-SBLF --Qualified--School Bond Loan Fund
 SCSDE  --South Carolina School District Credit Enhancement
 TCRS   --Transferable Custodial Receipts
-------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                    MISSOURI TAX-FREE INTERMEDIATE BOND FUND
                                 APRIL 30, 1998
                                  (UNAUDITED)

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ----------             --------                       --------                       -----------

                MISSOURI MUNICIPAL BOND OBLIGATIONS--99.0%
  Belton Cap Improvement Sales Tax Revenue Bonds
   (MBIA) (NR/Aaa)
 $  200,000               5.00%                        03/01/05                       $   206,042
    200,000               5.00                         03/01/06                           206,120
  Benton County School District GO Bonds (AA/NR)
    300,000               4.90                         03/01/04                           304,611
  Cass County School District #R-2 GO Bonds (AA/NR)
    725,000               4.80                         03/01/02                           734,686
  Cass County School District #R-9 GO Bonds (NR/A)
    200,000               6.25                         03/01/00                           202,972
  Cass County School District GO Bonds (AA/NR)
    400,000               4.75                         03/01/03                           405,652
  Chesterfield GO Bonds (NR/Aa2)
    500,000               5.20                         02/15/12                           510,555
  Clayton Missouri Revenue Bond (A+/NR)
    355,000               4.50                         12/01/03                           357,773
  Clayton School District GO Bonds
   (FSA Student Aid Direct Deposit) (AA/Aaa)
    250,000               4.38                         02/01/09                           244,222
  Clayton School District GO Bonds
   (Student Aid Direct Deposit) (AA/Aa2)
    750,000               4.80                         03/01/10                           750,532
    250,000               4.80                         03/01/11                           249,272
  Columbia Water & Electricity Revenue Bonds Series
   A (AA/A1)
    300,000               5.40                         10/01/02                           316,425
  Fort Zumwalt School District (AA/NR)
    100,000               5.25                         03/01/11                           103,635
  Hazelwood School District GO Bonds (NR/Aa)
    150,000               5.15                         03/01/04                           156,103
  Jackson County Reorganized School District #7
    500,000               4.50                         03/01/05                           495,635

 PRINCIPAL              INTEREST                        MATURITY
   AMOUNT                 RATE                            DATE                            VALUE
 ----------             --------                        --------                       -----------

              MISSOURI MUNICIPAL BOND OBLIGATIONS--CONTINUED
 Jackson County Reorganized School District #7 COP
  Bonds (AMBAC) (NR/Aaa)
 $  265,000               4.50%                         03/01/04                       $   265,927
 Jackson County Reorganized School District #7 Lees
  Summit Lease Partnership Revenue Bond (AMBAC)
  (NR/Aaa)
    310,000               4.15                          03/01/05                           303,134
 Jackson County School District GO Bonds (NR/A1)
    250,000               5.60                          03/01/08                           260,135
 Jasper County School District #R-9 GO Bonds
  (AA/NR)
    500,000               5.00                          09/01/03                           517,180
 Kansas City Chouteau Bridge Project Series B
  (AA/Aa3)
    380,000               5.00                          05/01/11                           386,878
 Kansas City GO Bonds (AA/Aa)
    200,000               4.50                          06/01/04                           201,696
 Kansas City Sewer Special Assessment GO Bonds
  Series A (AA/Aa)
    410,000               7.40                          05/15/99                           424,522
 Kansas City Water Revenue Bonds Series A (AA/Aa)
    750,000               4.85                          12/01/06                           768,473
 Lafayette County School District GO Bonds (AA/NR)
    350,000               5.20                          03/01/07                           359,695
 Lees Summit GO Bonds Series B (AMBAC) (AAA/Aaa)
    400,000               4.20                          04/01/04                           393,212
 Missouri State Economic Development Export &
  Infrastructure Board Revenue Bonds Series PJ-B
  (A/NR)
    200,000               5.38(a)                       05/01/03                           204,000

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

             MISSOURI TAX-FREE INTERMEDIATE BOND FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ----------             --------                       --------                       -----------

              MISSOURI MUNICIPAL BOND OBLIGATIONS--CONTINUED
  Missouri State Environmental Improvement & Energy
   Resources Authority Pollution Control Revenue
   Bonds (AA/A1)
 $  250,000               4.25%                        12/01/98                       $   250,708
    250,000               5.50                         12/01/04                           267,155
  Missouri State Environmental Improvement & Energy
   Resources Authority Water Pollution Control
   Revenue Bonds (AA/A1)
    500,000               5.50                         12/01/06                           539,275
  Missouri State Environmental Improvement & Energy
   Resources Authority Water Pollution Control
   Revenue Bonds Series A (AA/NR)
    150,000               5.25                         07/01/02                           156,987
  Missouri State Environmental Improvement & Energy
   Resources Authority Water Pollution Control
   Revenue Bonds Series C (NR/Aa)
    205,000               4.75                         01/01/01                           209,500
    500,000               4.90                         01/01/02                           514,790
  Missouri State Environmental Improvement & Energy
   Resources Authority Water Pollution Control
   Revenue Bonds Series D (NR/Aa)
    400,000               5.50                         01/01/08                           426,340
  Missouri State Environmental Improvement & Energy
   Resources Authority Water Pollution Control
   Revenue Bonds Series E (NR/Aa)
    390,000               4.38                         07/01/00                           393,452
  Missouri State Fourth State Building GO Bonds
   Series A (AAA/Aaa)
    150,000               5.30                         08/01/08                           157,226
    500,000               5.40                         08/01/09                           523,990

 PRINCIPAL              INTEREST                        MATURITY
   AMOUNT                 RATE                            DATE                            VALUE
 ----------             --------                        --------                       -----------

              MISSOURI MUNICIPAL BOND OBLIGATIONS--CONTINUED
  Missouri State GO Bonds Series A (AAA/Aaa)
 $  500,000               4.50%                         08/01/02                       $   504,575
  Missouri State Health & Educational Facility
   Revenue Bond (Drury College) Series A (Chase
   Manhattan Bank LOC; Expire: 8/12/01, 100%)
   (NR/aA2/VMIG1)
    100,000               4.30(a)                       08/15/21                           100,000
  Missouri State Health & Educational Facility
   Revenue Bonds (Barnes-Jewish, Inc.) (AA/Aa)
    150,000               6.00                          05/15/11                           163,779
  Missouri State Health & Educational Facility
   Revenue Bonds (Barnes-Jewish, Inc.) (AMBAC-TRCS)
   (AAA/Aaa)
  1,000,000               5.15                          05/15/10                         1,029,840
  Missouri State Health & Educational
   Facility Revenue Bonds (prerefunded
   to 06/01/01) (MBIA) (AAA/Aaa)
    300,000               6.63                          06/01/11                           326,031
  Missouri State Health & Educational
   Facility Revenue Bonds Series B
   (Health Midwest) (MBIA) (AAA/Aaa)
    150,000               6.10                          06/01/11                           163,238
  Missouri State Health & Educational Facility St.
   Francis Medical Center Revenue Bonds Series A
   (Credit Local de France LOC; Expire: 6/19/03,
   100%) (AA+/A-1+/NR)
    700,000               4.25(a)                       06/01/26                           700,000
  Missouri State Health & Educational
   Facility Washington University
   Revenue Bonds Series A (NR/Aa1)
    800,000               4.75                          08/15/05                           814,232

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

             MISSOURI TAX-FREE INTERMEDIATE BOND FUND--(CONTINUED)
                                 APRIL 30, 1998
                                  (UNAUDITED)

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ----------             --------                       --------                       -----------

              MISSOURI MUNICIPAL BOND OBLIGATIONS--CONTINUED
  Missouri State Housing Development Community
   Mortgage Revenue Bond (GNMA/FNMA) (AAA/NR)
 $  380,000               4.55%                        03/01/04                       $   380,748
  Missouri State Housing Development Community
   Mortgage Revenue Bonds (GNMA/FNMA) (AAA/Aaa)
    200,000               5.40                         03/01/06                           208,794
  Missouri State Housing Development Community
   Mortgage Revenue Bonds Series B-2 (GNMA/FNMA)
   (AAA/NR)
    395,000               5.20                         03/01/08                           408,481
  Missouri State Housing Development Community
   Mortgage Revenue Bonds Series C-2
   (GNMA/FNMA)(AAA/NR)
    250,000               4.90                         03/01/07                           252,480
  Missouri State Housing Development
   Community Revenue Bonds
   Series B (GNMA/FNMA) (AAA/NR)
    225,000               5.50                         03/01/06                           237,103
  Missouri State Housing Development
   Community Revenue Bonds
   Series C (GNMA/FNMA) (AAA/NR)
    230,000               4.80                         09/01/01                           235,083
  Missouri State Water Pollution Control GO Bonds
   Series A (AAA/Aaa)
    300,000               5.60                         08/01/10                           316,356
  Missouri State Water Pollution Control GO Bonds
   Series B (AAA/Aaa)
    295,000               5.00                         08/01/00                           300,859
  New Liberty Hospital District Revenue Bonds
   (MBIA) (NR/Aaa)
    375,000               4.25                         12/01/02                           372,986

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ----------             --------                       --------                       -----------

              MISSOURI MUNICIPAL BOND OBLIGATIONS--CONTINUED
 Platte County Missouri School
  District Park Hill GO Bond (Student
  Aid Direct Deposit) (AA/Aa2)
 $  500,000               5.20%                        03/01/09                       $   517,120
 Platte County School District #R-3 GO Bonds
  (AA/NR)
    265,000               4.90                         03/01/05                           268,816
 Polk County Reorganized School District #1 GO
  Bonds (Student
  Aid Direct Deposit) (AA/NR)
    205,000               5.00                         03/01/06                           210,457
 Richmond Heights CTFS Partnership Capital
  Improvement Projects Series A Certificate
  Participation (MBIA) (AAA/Aaa)
    575,000               4.70                         02/15/06                           579,433
 Richmond Heights CTFS Partnership Captial
  Improvement Projects Series A Certificate
  Participation (MBIA) (AAA/Aaa)
    550,000               4.60                         02/15/05                           552,189
 Ritenour Cons School District GO Bonds (Student
  Aid Direct Deposit) (AA/NR)
    630,000               4.88                         03/01/09                           635,128
 Springfield GO Bonds (NR/Aa)
    220,000               4.30                         03/01/00                           221,021
 Springfield Public Building Corp. Leasehold
  Revenue Bond (AMBAC) (AAA/NR)
    225,000               4.50                         03/01/08                           221,825
    250,000               4.85                         03/01/10                           249,315
 St. Charles County Francis Howell School District
  GO Bonds (FGIC) (AAA/Aaa)
    700,000               4.60                         03/01/04                           707,497
 St. Charles County Francis Howell
  School District GO Bonds (Student
  Aid Direct Deposit) (AA/NR)
    485,000               4.50                         03/01/04                           487,687

   The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

             MISSOURI TAX-FREE INTERMEDIATE BOND FUND--(CONTINUED)
                                APRIL 30, 1998
                                  (UNAUDITED)

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ----------             --------                       --------                       -----------

              MISSOURI MUNICIPAL BOND OBLIGATIONS--CONTINUED
 St. Charles School District GO Bonds
  Series A (AMBAC) (AAA/Aaa)
 $  150,000               5.75%                        03/01/11                       $   156,612
 St. Francois County School District GO Bonds
  (CGIC) (AAA/Aaa)
    280,000               4.80                         03/01/04                           285,776
 St. Louis Board of Education GO Bonds Series A
  (FGIC State Aid Direct Deposit) (AAA/Aaa)
    500,000               4.40                         04/01/07                           493,815
 St. Louis County GO Bonds Series B (NR/Aa1)
    200,000               5.25                         02/01/07                           205,892
    750,000               5.30                         02/01/08                           772,388
 St. Louis County Rockwood School District #R-6 GO
  Bonds (NR/Aaa)
    300,000               5.80                         02/01/99                           304,419
 St. Louis County School District GO Bonds
  Lindbergh (NR/Aa)
    715,000               6.60                         02/15/03                           785,606
    200,000               5.40                         02/15/10                           210,400
 St. Louis County School District GO Bonds Parkway
  (NR/Aa)
    300,000               7.00                         02/01/00                           315,309
 St. Louis School District GO Bonds (FGIC)
  (AAA/Aaa)
    200,000               5.40                         04/01/03                           210,530
 St. Peters GO Bonds (NR/A1)
    150,000               5.80                         01/01/10                           157,038
 University Missouri Health Facilities Revenue
  Bonds Series A (AMBAC) (AAA/Aaa)
    150,000               5.20                         11/01/10                           154,524
 University of Missouri Systems
  Facilities Revenue Bonds (AA+/Aa2)
    250,000               4.60                         11/01/00                           253,163
                                                                                      -----------

  PRINCIPAL           INTEREST                    MATURITY
   AMOUNT               RATE                        DATE                       VALUE
-------------       ------------                  --------                  -----------

           MISSOURI MUNICIPAL BOND OBLIGATIONS--CONTINUED
   Total Missouri Municipal Bond Obligations
    (cost $27,749,478).............................
                                                                            $28,239,055
                                                                            -----------
   Total Investments
    (cost $27,749,478(b))..........................                         $28,239,055
                                                                            ===========
----------------------------------------------------------------------------------------
Federal Income Tax Information:
 Gross unrealized gain for investments in which
  value exceeds cost...............................                             517,945
 Gross unrealized loss for investments in which
  cost exceeds value...............................                             (28,368)
                                                                            -----------
 Net unrealized gain...............................                         $   489,577
                                                                            ===========
----------------------------------------------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
(a) Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 1998.
(b) The cost stated also represents aggregate cost for federal income tax purposes.

-------------------------------------------------------------------------------
INVESTMENT ABBREVIATIONS:

 AMBAC --Insured by American Municipal Bond Assurance Corporation
 CGIC  --Insured by Capital Guaranty Insurance Corporation
 COP   --Certificate of Participation
 FGIC  --Insured by Financial Guaranty Insurance Company
 FNMA  --Federal National Mortgage Association
 GNMA  --Government National Mortgage Association
 GO    --General Obligation
 LOC   --Letter of Credit
 MBIA  --Insured by Municipal Bond Investors Assurance Corporation
 NR    --Not Rated
 TRCS  --Transferable Custodial Receipts

-------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 1998
                                  (UNAUDITED)

                                                       SHORT-TERM
                                                       GOVERNMENT       BOND
                                                          FUND          FUND
                                                       -----------  ------------
ASSETS:
 Investments in securities, at value (cost
  $55,086,481, $258,798,605, $110,380,769,
  $79,553,080, $291,277,866, $106,535,190,
  $85,334,965, $27,734,562 and $27,749,478,
  respectively)......................................  $55,614,082  $267,948,355
 Cash and Foreign Currency...........................          680           620
 Receivables:
  Investment securities sold.........................          --            --
  Interest...........................................      505,840     3,049,706
  Dividends..........................................          --            --
  Fund shares sold...................................       25,768       814,963
 Deferred organization expenses, net.................       16,055        17,037
 Other...............................................       15,013         1,862
                                                       -----------  ------------
  Total assets.......................................   56,177,438   271,832,543
                                                       -----------  ------------
LIABILITIES:
 Payables:
  Investment securities purchased....................          --      9,893,025
  Fund shares redeemed...............................        3,099        70,193
  Dividends and distributions........................      149,167       350,565
  Advisory fees......................................       13,561       105,358
  Administrative fees................................        6,780        31,608
  Shareowner servicing fees..........................        4,246        23,081
  Distribution fees..................................          601         1,004
 Accrued expenses and other liabilities..............       17,932        29,868
                                                       -----------  ------------
  Total liabilities..................................      195,386    10,504,702
                                                       -----------  ------------
NET ASSETS:
 Paid-in capital.....................................   55,620,233   251,785,362
 Accumulated undistributed net investment income
  (loss).............................................        6,670       106,819
 Accumulated net realized gain (loss) on investment
  transactions.......................................     (172,452)      285,910
 Accumulated net realized loss on currency related
  transactions.......................................          --            --
 Net unrealized gain on investments..................      527,601     9,149,750
 Net unrealized loss on translation of assets and
  liabilities denominated in foreign currency........          --            --
                                                       -----------  ------------
  Net assets.........................................  $55,982,052  $261,327,841
                                                       ===========  ============
SHARES OUTSTANDING:
 Total shares outstanding, no par value (unlimited
  number of shares authorized):
  Institutional Shares...............................    3,005,546    13,373,547
                                                       ===========  ============
  Service Shares.....................................       32,941        42,460
                                                       ===========  ============
 Institutional Shares: Net asset value per share (net
  assets/shares outstanding).........................  $     18.42  $      19.48
                                                       ===========  ============
  Maximum public offering price per share(a).........  $     18.80  $      20.19
                                                       ===========  ============
 Service Shares: Net asset value per share (net
  assets/shares outstanding).........................  $     18.43  $      19.48
                                                       ===========  ============
  Maximum public offering price per share(a).........  $     18.81  $      20.19
                                                       ===========  ============

-------
(a) For the Short-Term Government Fund, the maximum public offering price per share is calculated as (NAV per share x 1.02040). For all other Funds, the maximum public offering price per share is calculated as (NAV per share x 1.03627).
(b) Formerly known as the National Tax-Free Bond Fund and the Missouri Tax-Free Bond Fund.

  The accompanying notes are an integral part of these financial statements.

                                                                       NATIONAL     MISSOURI
                                                                       TAX-FREE     TAX-FREE
              GROWTH AND                              INTERNATIONAL  INTERMEDIATE INTERMEDIATE
  BALANCED      INCOME       GROWTH        MIDCAP        EQUITY          BOND         BOND
    FUND         FUND         FUND          FUND          FUND         FUND(B)      FUND(B)
  --------    ----------- ------------  ------------  -------------  ------------ ------------
$133,618,472  $91,952,740 $431,167,062  $148,502,594  $103,106,991   $28,299,339  $28,239,055
         825          351          201           343       869,258        26,006       40,015
     163,384      796,309      641,259     2,254,184       907,176           --       385,214
     443,711          406        3,783           405           --        404,658      334,300
      63,858      102,996      311,716        11,166       477,541           --           --
     180,243      224,949      474,432       212,965       209,673        24,500      113,500
      16,412       15,353       17,405        15,965        15,854        19,361       19,316
       1,251          637        5,087         1,027         3,271         5,211        4,200
------------  ----------- ------------  ------------  ------------   -----------  -----------
 134,488,156   93,093,741  432,620,945   150,998,649   105,589,764    28,779,075   29,135,600
------------  ----------- ------------  ------------  ------------   -----------  -----------
     618,314    1,820,129          --      2,322,584     2,624,335       258,615      497,763
      11,277      232,665       37,414        24,384         8,142        32,890          --
         --           --           --            --            --         75,818       74,567
      69,199       55,656      264,646        89,904        80,882         8,094        7,050
      16,476       11,132       53,302        17,981        12,518         3,468        3,524
      23,938        8,423       54,141        13,656         8,781           --           --
       2,202        1,544        8,853           934           344           --           --
      51,138       61,883       85,848        28,975        73,644        17,722       14,176
------------  ----------- ------------  ------------  ------------   -----------  -----------
     792,544    2,191,432      504,204     2,498,418     2,808,646       396,607      597,080
------------  ----------- ------------  ------------  ------------   -----------  -----------
 100,951,074   77,617,291  264,452,729   100,064,738    86,815,784    27,755,652   28,029,928
     241,403       74,036      (12,604)     (403,796)       55,623        15,303       16,564
   9,265,432      811,322   27,787,420     6,871,885    (1,076,410)       46,736        2,451
         --           --           --            --       (734,283)          --           --
  23,237,703   12,399,660  139,889,196    41,967,404    17,772,026       564,777      489,577
         --           --           --            --        (51,622)          --           --
------------  ----------- ------------  ------------  ------------   -----------  -----------
$133,695,612  $90,902,309 $432,116,741  $148,500,231  $102,781,118   $28,382,468  $28,538,520
============  =========== ============  ============  ============   ===========  ===========
   4,554,277    3,536,314   10,756,186     3,833,752     4,183,867     1,505,917    1,530,882
============  =========== ============  ============  ============   ===========  ===========
      86,950       64,280      210,820        27,038        12,850
============  =========== ============  ============  ============
      $28.81  $     25.25 $      39.40  $      38.47  $      24.49   $     18.85  $     18.64
============  =========== ============  ============  ============   ===========  ===========
      $29.85  $     26.17 $      40.83  $      39.87  $      25.38   $     19.53  $     19.32
============  =========== ============  ============  ============   ===========  ===========
      $28.79  $     25.26 $      39.36  $      38.31  $      24.44
============  =========== ============  ============  ============
      $29.83  $     26.18 $      40.79  $      39.70  $      25.33
============  =========== ============  ============  ============

   The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 1998
                                  (UNAUDITED)

                                                          SHORT-TERM
                                                          GOVERNMENT     BOND
                                                             FUND        FUND
                                                          ----------  ----------
INVESTMENT INCOME:
 Interest...............................................  $1,720,051  $8,062,119
 Dividends(a)...........................................         --          --
                                                          ----------  ----------
  Total income..........................................   1,720,051   8,062,119
                                                          ----------  ----------
EXPENSES:
 Advisory fees..........................................     129,832     595,589
 Administration fees....................................      38,950     178,677
 Shareowner servicing fees..............................      13,209      69,279
 Transfer agent fees....................................      33,449      30,489
 Custodian fees.........................................      31,787      32,570
 Professional fees......................................       7,805      24,774
 Registration fees......................................      14,519      17,848
 Trustee fees...........................................         807       2,615
 Amortization of deferred organization expenses.........       4,943       5,245
 Other..................................................       2,262      27,177
                                                          ----------  ----------
  Total expenses........................................     277,563     984,263
Less--Investment advisory fees waived and expense
 reimbursements.........................................    (100,991)        --
                                                          ----------  ----------
 Net expenses...........................................     176,572     984,263
 Distribution fees--Service Shares......................         621         967
                                                          ----------  ----------
 Total expenses and distribution fees...................     177,193     985,230
                                                          ----------  ----------
 Net investment income (loss)...........................   1,542,858   7,076,889
                                                          ----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) on investment transactions....       7,506     502,746
 Net realized gain on currency related transactions.....         --          --
 Net change in unrealized gain (loss) on investments....    (100,332)     23,781
 Net change in unrealized loss on translation of assets
  and liabilities denominated in foreign currencies.....         --          --
                                                          ----------  ----------
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions....................     (92,826)    526,527
                                                          ----------  ----------
  Net increase in net assets resulting from operations..  $1,450,032  $7,603,416
                                                          ==========  ==========

-------
(a) For the Growth and Income Fund and International Equity Fund amount is net of $1,119 and $74,012 respectively, in withholding taxes.
(b) The National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds (formerly known as the National Tax-Free Bond Fund and the Missouri Tax-Free Bond Fund).

  The accompanying notes are an integral part of these financial statements.

                                                                  NATIONAL     MISSOURI
                                                                  TAX-FREE     TAX-FREE
             GROWTH AND                           INTERNATIONAL INTERMEDIATE INTERMEDIATE
 BALANCED      INCOME      GROWTH      MIDCAP        EQUITY         BOND         BOND
   FUND         FUND        FUND        FUND          FUND        FUND(b)      FUND(b)
 --------    ----------- ----------- -----------  ------------- ------------ ------------
$ 1,399,521  $    53,233 $   419,818 $    63,517   $   164,068    $620,316     $618,353
    495,946      660,830   2,132,272     261,705       651,661         --           --
-----------  ----------- ----------- -----------   -----------    --------     --------
  1,895,467      714,063   2,552,090     325,222       815,729     620,316      618,353
-----------  ----------- ----------- -----------   -----------    --------     --------
    606,668      260,434   1,444,202     469,639       650,070      66,242       66,548
     91,000       52,087     288,840      93,928        65,007      19,864       19,964
     68,680       22,563     142,697      35,915        21,181         --           --
     25,977        8,233      58,362      40,214        30,461      14,924       14,352
     39,615       24,623      40,718      31,252       124,083      23,205       22,252
     18,039        5,675      38,957      16,790        11,529       3,536        2,355
     17,299       26,553      26,557      12,945        13,696       5,716        4,431
      1,825        1,129       5,216       1,825         1,176         373          250
      5,052        1,984       5,356       4,912         4,880       5,300        5,289
     20,772        4,573      55,166      20,616         7,634       4,178        3,628
-----------  ----------- ----------- -----------   -----------    --------     --------
    894,927      407,854   2,106,071     728,036       929,717     143,338      139,069
   (209,392)         --          --          --       (218,727)    (40,275)     (52,557)
-----------  ----------- ----------- -----------   -----------    --------     --------
    685,535      407,854   2,106,071     728,036       710,990     103,063       86,512
      2,237        2,091       8,454         982           326         --           --
-----------  ----------- ----------- -----------   -----------    --------     --------
    687,772      409,945   2,114,525     729,018       711,316     103,063       86,512
-----------  ----------- ----------- -----------   -----------    --------     --------
  1,207,695      304,118     437,565    (403,796)      104,413     517,253      531,841
-----------  ----------- ----------- -----------   -----------    --------     --------
  9,315,945      811,287  27,787,739   6,871,777    (1,746,367)     46,868        2,540
        --           --          --          --         22,220         --           --
  6,113,132    9,524,013  48,951,005  19,719,969    13,421,189     (69,356)      35,325
        --           --          --          --        (27,748)        --           --
-----------  ----------- ----------- -----------   -----------    --------     --------
 15,429,077   10,335,300  76,738,744  26,591,746    11,669,294     (22,488)      37,865
-----------  ----------- ----------- -----------   -----------    --------     --------
$16,636,772  $10,639,418 $77,176,309 $26,187,950   $11,773,707    $494,765     $569,706
===========  =========== =========== ===========   ===========    ========     ========

                              THE COMMERCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                    FOR THE SIX MONTHS ENDED APRIL 30, 1998
                                  (UNAUDITED)

                                                      SHORT-TERM
                                                      GOVERNMENT       BOND
                                                         FUND          FUND
                                                      -----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS:
  Net investment income (loss)......................  $ 1,542,858  $  7,076,889
  Net realized gain (loss) on investment
   transactions.....................................        7,506       502,746
  Net realized gain from foreign currency related
   transactions.....................................          --            --
  Net change in unrealized gain (loss) on
   investments......................................     (100,332)       23,781
  Net change in unrealized loss on translation of
   assets and liabilities denominated in foreign
   currencies.......................................          --            --
                                                      -----------  ------------
  Net increase in net assets resulting from
   operations.......................................    1,450,032     7,603,416
                                                      -----------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income
  Institutional Shares..............................   (1,580,758)   (7,051,999)
  Service Shares....................................      (14,574)      (21,765)
 From net realized gain on investment transactions
  Institutional Shares..............................          --            --
  Service Shares....................................          --            --
                                                      -----------  ------------
  Total distributions to shareholders...............   (1,595,332)   (7,073,764)
                                                      -----------  ------------
FROM SHARE TRANSACTIONS:
 Net proceeds from sale of shares
  Institutional Shares..............................   12,350,424    61,657,052
  Service Shares....................................      150,385       105,346
 Reinvestment of dividends and distributions
  Institutional Shares..............................      976,054     5,019,040
  Service Shares....................................       11,509        20,745
 Cost of shares redeemed
  Institutional Shares..............................   (6,647,694)  (24,505,388)
  Service Shares....................................       (3,375)      (40,223)
                                                      -----------  ------------
  Net increase in net assets resulting from share
   transactions.....................................    6,837,303    42,256,572
                                                      -----------  ------------
  Total increase....................................    6,692,003    42,786,224
                                                      -----------  ------------
NET ASSETS:
 Beginning of period................................   49,290,049   218,541,617
                                                      -----------  ------------
 End of period......................................  $55,982,052  $261,327,841
                                                      ===========  ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
 (LOSS).............................................  $     6,670  $    106,819
                                                      ===========  ============
SUMMARY OF SHARE TRANSACTIONS:
 Institutional Shares
  Sold..............................................      668,778     3,160,096
  Issued on reinvestment of dividends and
   distributions....................................       52,916       257,268
  Redeemed..........................................     (359,960)   (1,251,083)
                                                      -----------  ------------
  Increase in shares outstanding....................      361,734     2,166,281
                                                      -----------  ------------
 Service Shares
  Sold..............................................        8,141         5,412
  Issued on reinvestment of dividends and
   distributions....................................          624         1,064
  Redeemed..........................................         (183)       (2,063)
                                                      -----------  ------------
  Increase (decrease) in shares outstanding.........        8,582         4,413
                                                      ===========  ============

-------
(a) The National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds (formerly known as the National Tax-Free Bond Fund and the Missouri Tax-Free Bond Fund).

  The accompanying notes are an integral part of these financial statements.

                                                                        NATIONAL      MISSOURI
                                                                        TAX-FREE      TAX-FREE
              GROWTH AND                               INTERNATIONAL  INTERMEDIATE  INTERMEDIATE
  BALANCED      INCOME        GROWTH        MIDCAP        EQUITY          BOND          BOND
    FUND         FUND          FUND          FUND          FUND         FUND(A)       FUND(A)
------------  -----------  ------------  ------------  -------------  ------------  ------------
$  1,207,695  $   304,118  $    437,565  $   (403,796) $    104,413   $   517,253   $   531,841
   9,315,945      811,287    27,787,739     6,871,777    (1,746,367)       46,868         2,540
         --           --            --            --         22,220           --            --
   6,113,132    9,524,013    48,951,005    19,719,969    13,421,189       (69,356)       35,325
         --           --            --            --        (27,748)          --            --
------------  -----------  ------------  ------------  ------------   -----------   -----------
  16,636,772   10,639,418    77,176,309    26,187,950    11,773,707       494,765       569,706
------------  -----------  ------------  ------------  ------------   -----------   -----------
  (1,159,991)    (256,457)     (489,502)          --       (284,323)     (517,253)     (531,649)
     (15,514)      (2,424)       (1,362)          --           (616)          --            --
  (5,448,631)     (96,153)  (22,597,342)   (6,316,543)   (2,052,413)          --        (18,974)
     (66,436)      (4,883)     (384,441)      (36,686)       (6,198)          --            --
------------  -----------  ------------  ------------  ------------   -----------   -----------
  (6,690,572)    (359,917)  (23,472,647)   (6,353,229)   (2,343,550)     (517,253)     (550,623)
------------  -----------  ------------  ------------  ------------   -----------   -----------
  23,376,915   40,815,323    46,552,025    27,892,508    20,333,147     4,409,850     5,866,534
   1,068,952      601,919     1,568,634       262,504        69,026           --            --
   6,547,360      255,523    20,251,342     4,554,809     1,653,449        74,306       100,245
      78,844        4,299       381,743        36,633         6,737           --            --
 (14,297,585)  (6,998,300)  (39,495,837)  (17,131,997)   (7,195,365)   (1,360,006)   (1,881,012)
     (25,935)  (1,817,399)     (376,238)      (49,415)      (19,951)          --            --
------------  -----------  ------------  ------------  ------------   -----------   -----------
  16,748,551   32,861,365    28,881,669    15,565,042    14,847,043     3,124,150     4,085,767
------------  -----------  ------------  ------------  ------------   -----------   -----------
  26,694,751   43,140,866    82,585,331    35,399,763    24,277,200     3,101,662     4,104,850
------------  -----------  ------------  ------------  ------------   -----------   -----------
 107,000,861   47,761,443   349,531,410   113,100,468    78,503,918    25,280,806    24,433,670
------------  -----------  ------------  ------------  ------------   -----------   -----------
$133,695,612  $90,902,309  $432,116,741  $148,500,231  $102,781,118   $28,382,468   $28,538,520
============  ===========  ============  ============  ============   ===========   ===========
$    241,403  $    74,036  $    (12,604) $   (403,796) $     55,623   $    15,303   $    16,564
============  ===========  ============  ============  ============   ===========   ===========
     862,379    1,749,497     1,310,436       808,489       886,200       232,486       313,119
     246,628       10,833       584,297       136,494        75,865         3,917         5,348
    (521,012)    (294,805)   (1,092,488)     (516,187)     (319,313)      (71,601)     (100,270)
------------  -----------  ------------  ------------  ------------   -----------   -----------
     587,995    1,465,525       802,245       428,796       642,752       164,802       218,197
------------  -----------  ------------  ------------  ------------   -----------   -----------
      39,222       25,351        43,402         7,344         3,013
       2,968          182        11,026         1,101           309
        (957)     (79,920)      (10,488)       (1,387)         (921)
------------  -----------  ------------  ------------  ------------
      41,233      (54,387)       43,940         7,058         2,401
============  ===========  ============  ============  ============

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED OCTOBER 31, 1997

                                                      SHORT-TERM
                                                      GOVERNMENT       BOND
                                                         FUND          FUND
                                                      -----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS
  Net investment income (loss)......................  $ 2,399,327  $ 10,655,550
  Net realized gain (loss) on investment
   transactions.....................................     (133,888)     (143,004)
  Net realized loss from foreign currency related
   transactions.....................................          --            --
  Net change in unrealized gain (loss) on
   investments......................................      314,447     4,412,106
  Net change in unrealized loss on translation of
   assets and liabilities denominated in foreign
   currencies.......................................          --            --
                                                      -----------  ------------
   Increase in net assets resulting from
    operations......................................    2,579,886    14,924,652
                                                      -----------  ------------
 DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
  Institutional Shares..............................   (2,392,682)  (10,693,018)
  Service Shares....................................       (6,645)      (15,032)
  From net realized gain on investment transactions
  Institutional Shares..............................          --       (184,700)
  Service Shares....................................          --            --
                                                      -----------  ------------
   Total distributions to shareholders..............   (2,399,327)  (10,892,750)
                                                      -----------  ------------
FROM SHARE TRANSACTIONS
 Net proceeds from sale of shares
  Institutional Shares..............................   31,421,375    96,052,292
  Service Shares....................................      447,777       711,647
 Reinvestment of dividends and distributions
  Institutional Shares..............................    1,434,765     8,300,085
  Service Shares....................................        5,599        13,229
 Cost of shares redeemed
  Institutional Shares..............................  (18,031,858)  (41,772,254)
  Service Shares....................................       (6,679)          --
                                                      -----------  ------------
   Net increase in net assets resulting from share
    transactions....................................   15,270,979    63,304,999
                                                      -----------  ------------
   Total increase...................................   15,451,538    67,336,901
                                                      -----------  ------------
NET ASSETS:
 Beginning of year..................................   33,838,511   151,204,716
                                                      -----------  ------------
 End of year........................................  $49,290,049  $218,541,617
                                                      ===========  ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME.....  $    59,144  $    103,694
                                                      ===========  ============
SUMMARY OF SHARE TRANSACTIONS:
 Institutional Shares
  Sold..............................................    1,714,904     5,037,764
  Issued on reinvestment of dividends and
   distributions....................................       78,311       436,023
  Redeemed..........................................     (985,134)   (2,196,219)
                                                      -----------  ------------
  Increase in shares outstanding....................      808,081     3,277,568
                                                      -----------  ------------
 Service Shares
  Sold..............................................       24,418        37,357
  Issued on reinvestment of dividends and
   distributions....................................          304           690
  Redeemed..........................................         (363)          --
                                                      -----------  ------------
  Increase in shares outstanding....................       24,359        38,047
                                                      ===========  ============

-------
(a)The Growth and Income Fund commenced operations on March 3, 1997.

   The accompanying notes are an integral part of these financial statements.

              GROWTH AND                               INTERNATIONAL  NATIONAL     MISSOURI
  BALANCED      INCOME                                    EQUITY      TAX-FREE     TAX-FREE
    FUND        FUND(a)    GROWTH FUND   MIDCAP FUND       FUND         FUND         FUND
------------  -----------  ------------  ------------  ------------- -----------  -----------
$  2,113,788  $   184,289  $  1,685,496  $   (538,557)  $   238,210  $   809,481  $   806,516
   5,557,357      101,071    22,981,707     6,551,956     2,787,057        5,845       18,879
         --           --            --            --       (731,732)         --           --
   7,648,745    2,875,647    40,425,005     9,385,946     3,011,877      458,468      385,392
         --           --            --            --     (2,299,560)         --           --
------------  -----------  ------------  ------------   -----------  -----------  -----------
  15,319,890    3,161,007    65,092,208    15,399,345     3,005,852    1,273,794    1,210,787
------------  -----------  ------------  ------------   -----------  -----------  -----------
  (2,044,522)    (152,431)   (1,656,440)          --       (268,546)    (809,481)    (806,516)
     (10,379)      (3,059)      (10,547)          --            --           --           --
  (3,708,475)         --    (14,172,190)     (781,830)     (598,118)         --       (14,681)
         --           --            --            --            --           --           --
------------  -----------  ------------  ------------   -----------  -----------  -----------
  (5,763,376)    (155,490)  (15,839,177)     (781,830)     (866,664)    (809,481)    (821,197)
------------  -----------  ------------  ------------   -----------  -----------  -----------
  44,216,003   44,109,295   135,701,270    44,321,047    38,848,968   10,977,557   10,099,731
   1,166,221    2,586,874     5,567,088     3,397,877       240,846          --           --
   5,674,564      117,222    14,235,374       679,188       679,366      127,490      133,039
      10,147        2,980        10,529           --            --           --           --
 (23,479,903)  (2,058,993   (64,005,148)  (21,768,366)  (14,993,427)  (3,901,839)  (3,223,104)
     (22,933)      (1,452)     (138,519)   (2,788,233)          (49)         --           --
------------  -----------  ------------  ------------   -----------  -----------  -----------
  27,564,099   44,755,926    91,370,594    23,841,513    24,775,704    7,203,208    7,009,666
------------  -----------  ------------  ------------   -----------  -----------  -----------
  37,120,613   47,761,443   140,623,625    38,459,028    26,914,892    7,667,521    7,399,256
------------  -----------  ------------  ------------   -----------  -----------  -----------
  69,880,248          --    208,907,785    74,641,440    51,589,026   17,613,285   17,034,414
------------  -----------  ------------  ------------   -----------  -----------  -----------
$107,000,861  $47,761,443  $349,531,410  $113,110,468   $78,503,918  $25,280,806  $24,433,670
============  ===========  ============  ============   ===========  ===========  ===========
$    209,213  $    28,799  $     40,965  $        --    $   236,149  $    15,303  $    16,372
============  ===========  ============  ============   ===========  ===========  ===========
   1,767,694    2,164,150     4,256,557     1,462,199     1,709,863      589,481      548,660
     236,855        5,534       495,397        23,891        31,992        6,483        7,233
    (949,694)     (98,895)   (2,015,211)     (741,233)     (662,113)    (209,410)    (175,860)
------------  -----------  ------------  ------------   -----------  -----------  -----------
   1,054,855    2,070,789     2,736,743       744,857     1,079,742      386,914      380,033
------------  -----------  ------------  ------------   -----------  -----------  -----------
      46,192      118,593       170,508       111,102        10,451
         392          142           309           --            --
        (867)         (68)       (3,937)      (91,122)           (2)
------------  -----------  ------------  ------------   -----------
      45,717      118,667       166,880        19,980        10,449
============  ===========  ============  ============   ===========

                              THE COMMERCE FUNDS
                          SHORT-TERM GOVERNMENT FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                INCOME FROM         DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS      SHAREHOLDERS
                           --------------------- ----------------------
                                         NET
                                       REALIZED
                                         AND
                                      UNREALIZED
                 NET ASSET               GAIN                FROM NET
                  VALUE,      NET     (LOSS) ON   FROM NET   REALIZED
                 BEGINNING INVESTMENT  INVEST-   INVESTMENT   GAIN ON
                 OF PERIOD   INCOME    MENTS(B)    INCOME   INVESTMENTS
                 --------- ---------- ---------- ---------- -----------
For the Six Months Ended April 30, 1998 (unaudited)
Institutional
Shares            $18.47     $0.55      $(0.04)    $(0.56)       --
Service Shares     18.47      0.53       (0.03)     (0.54)       --
For the Year Ended October 31, 1997
Institutional
Shares             18.43      1.11        0.04      (1.11)       --
Service
Shares(a)          18.37      0.92        0.10      (0.92)       --
For the Year Ended October 31, 1996
Institutional
Shares             18.83      1.09       (0.18)     (1.09)     (0.22)
For the Period December 12, 1994 (commencement of operations) through
October 31, 1995
Institutional
Shares             18.00      1.06        0.83      (1.06)       --
                                                                                  RATIOS ASSUMING
                                                                                   NO WAIVER OF
                                                                                INVESTMENT ADVISORY
                                                                                  FEES OR EXPENSE
                                                                                  REIMBURSEMENTS
                                                                               -----------------------
                                                RATIO
                  NET               RATIO       OF NET                                       RATIO
                 ASSET              OF NET    INVESTMENT               NET       RATIO       OF NET
                 VALUE,            EXPENSES   INCOME TO             ASSETS AT      OF      INVESTMENT
                  END             TO AVERAGE   AVERAGE    PORTFOLIO    END      EXPENSES   INCOME TO
                   OF     TOTAL      NET         NET      TURNOVER  OF PERIOD  TO AVERAGE   AVERAGE
                 PERIOD RETURN(C)   ASSETS      ASSETS      RATE    (IN 000'S) NET ASSETS  NET ASSETS
                 ------ --------- ----------- ----------- --------- ---------- ----------- -----------
For the Six Months Ended April 30, 1998 (unaudited)
Institutional
Shares           $18.42    2.81%     0.68%(d)    5.94%(d)     17%    $55,375      1.07%(d)    5.55%(d)
Service Shares    18.43    2.69      0.93(d)     5.67(d)      17         607      1.32(d)     5.28(d)
For the Year Ended October 31, 1997
Institutional
Shares            18.47    6.45      0.68        6.04         36      48,840      1.11        5.61
Service
Shares(a)         18.47    5.81      0.93(d)     5.64(d)      36         450      1.36(d)     5.21(d)
For the Year Ended October 31, 1996
Institutional
Shares            18.43    5.02      0.68        5.90         12      33,839      1.11        5.47
For the Period December 12, 1994 (commencement of operations) through
October 31, 1995
Institutional
Shares            18.83   10.72      0.68(d)     6.38(d)     158      20,211      1.14(d)     5.92(d)

----
(a) Service share activity commenced on January 2, 1997.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d) Annualized.

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS
                                   BOND FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  INCOME FROM            DISTRIBUTIONS TO
                             INVESTMENT OPERATIONS         SHAREHOLDERS
                           ------------------------- -------------------------
                                           NET                                                                RATIO
                                         REALIZED                               NET               RATIO       OF NET
                                           AND                                 ASSET              OF NET    INVESTMENT
                 NET ASSET              UNREALIZED                             VALUE,            EXPENSES     INCOME
                  VALUE,      NET          GAIN       FROM NET     FROM NET     END             TO AVERAGE  TO AVERAGE  PORTFOLIO
                 BEGINNING INVESTMENT   (LOSS) ON    INVESTMENT REALIZED GAIN    OF     TOTAL      NET         NET      TURNOVER
                 OF PERIOD   INCOME   INVESTMENTS(B)   INCOME   ON INVESTMENTS PERIOD RETURN(C)   ASSETS      ASSETS      RATE
                 --------- ---------- -------------- ---------- -------------- ------ --------- ----------  ----------  ---------
For the Six Months Ended
April 30, 1998 (unaudited)
Institutional
Shares            $19.43     $0.58        $ 0.05       $(0.58)        --       $19.48    3.25%     0.83%(d)    5.94%(d)     10%
Service Shares     19.43      0.55          0.05        (0.55)        --        19.48    3.12      1.08(d)     5.66(d)      10
For the Year Ended October
31, 1997
Institutional
Shares             19.07      1.17          0.39        (1.18)      (0.02)      19.43    8.50      0.85        6.14         19
Service
Shares(a)          19.00      0.94          0.43        (0.94)        --        19.43    7.48      1.10(d)     5.67(d)      19
For the Year Ended October
31, 1996
Institutional
Shares             19.61      1.16         (0.28)       (1.16)      (0.26)      19.07    4.71      0.84        6.10         31
For the Period December 12, 1994 (commencement of operations) through October 31, 1995
Institutional
Shares             18.00      1.12          1.61        (1.12)        --        19.61   15.59      0.88(d)     6.64(d)      58
                    NET
                 ASSETS AT
                    END
                 OF PERIOD
                 (IN 000'S)
                 ----------
For the Six Months Ended
April 30, 1998 (unaudited)
Institutional
Shares            $260,501
Service Shares         827
For the Year Ended October
31, 1997
Institutional
Shares             217,803
Service
Shares(a)              739
For the Year Ended October
31, 1996
Institutional
Shares             151,205
For the Period December 12, 1994 (commencement of operations) through October 31, 1995
Institutional
Shares              98,504

----
(a) Service share activity commenced on January 2, 1997.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d) Annualized.

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS
                                 BALANCED FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  INCOME FROM           DISTRIBUTIONS TO
                             INVESTMENT OPERATIONS        SHAREHOLDERS
                           ------------------------- ----------------------
                                                                                                           RATIO
                                           NET                                                 RATIO       OF NET
                                         REALIZED                            NET               OF NET    INVESTMENT
                 NET ASSET                 AND                   FROM NET   ASSET             EXPENSES     INCOME
                  VALUE,      NET       UNREALIZED    FROM NET   REALIZED   VALUE,           TO AVERAGE  TO AVERAGE  PORTFOLIO
                 BEGINNING INVESTMENT    GAIN ON     INVESTMENT   GAIN ON   END OF   TOTAL      NET         NET      TURNOVER
                 OF PERIOD   INCOME   INVESTMENTS(B)   INCOME   INVESTMENTS PERIOD RETURN(C)   ASSETS      ASSETS      RATE
                 --------- ---------- -------------- ---------- ----------- ------ --------- ----------  ----------  ---------
For the Six Months Ended April 30, 1998 (unaudited)
Institutional
Shares            $26.67     $0.26        $3.44        $(0.26)    $(1.30)   $28.81   14.42%     1.13%(d)    1.99%(d)     32%
Service Shares     26.66      0.24         3.42         (0.23)     (1.30)    28.79   14.26      1.38(d)     1.74(d)      32
For the Year Ended October 31, 1997
Institutional
Shares             24.00      0.59         3.93         (0.59)     (1.26)    26.67   19.92      1.13        2.44         31
Service
Shares(a)          23.25      0.40         3.42         (0.41)       --      26.66   16.53      1.38(d)     2.13(d)      31
For the Year Ended October 31, 1996
Institutional
Shares             22.10      0.54         2.56         (0.54)     (0.66)    24.00   14.45      1.13        2.47         58
For the Period December 12, 1994 (commencement of operations) through October 31, 1995
Institutional
Shares             18.00      0.59         4.06         (0.55)       --      22.10   26.14      1.13(d)     3.28(d)      59
                                          RATIOS ASSUMING
                                           NO WAIVER OF
                                        INVESTMENT ADVISORY
                                          FEES OR EXPENSE
                                          REIMBURSEMENTS
                                       -----------------------
                                                     RATIO
                                                     OF NET
                               NET      RATIO OF   INVESTMENT
                              ASSETS    EXPENSES     INCOME
                  AVERAGE     AT END   TO AVERAGE  TO AVERAGE
                 COMMISSION OF PERIOD     NET         NET
                    RATE    (IN 000'S)   ASSETS      ASSETS
                 ---------- ---------- ----------- -----------
For the Six Months Ended April 30, 1998 (unaudited)
Institutional
Shares            $0.0624    $131,193     1.48%(d)    1.64%(d)
Service Shares     0.0624       2,503     1.73(d)     1.39(d)
For the Year Ended October 31, 1997
Institutional
Shares             0.0604     105,782     1.53        2.04
Service
Shares(a)          0.0604       1,219     1.78(d)     1.73(d)
For the Year Ended October 31, 1996
Institutional
Shares             0.0764      69,880     1.45        2.15
For the Period December 12, 1994 (commencement of operations) through October 31, 1995
Institutional
Shares                --       48,329     1.45(d)     2.96(D)

----
(a) Service share activity commenced on January 2, 1997.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d) Annualized.


  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS
                            GROWTH AND INCOME FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                INCOME FROM         DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS      SHAREHOLDERS
                           --------------------- ----------------------
                                         NET
                                       REALIZED
                                         AND
                 NET ASSET            UNREALIZED             FROM NET
                  VALUE,      NET      GAIN ON    FROM NET   REALIZED
                 BEGINNING INVESTMENT  INVEST-   INVESTMENT   GAIN ON
                 OF PERIOD   INCOME    MENTS(B)    INCOME   INVESTMENTS
                 --------- ---------- ---------- ---------- -----------
For the Six Months Ended April 30, 1998 (unaudited)
Institutional
Shares            $21.82     $0.10      $3.46      $(0.09)     (0.04)
Service Shares     21.81      0.10       3.44       (0.05)     (0.04)
For the Period March 3, 1997(a) through October 31, 1997
Institutional
Shares             18.00      0.15       3.80       (0.13)       --
Service Shares     18.00      0.12       3.80       (0.11)       --
                                                                                          RATIOS ASSUMING
                                                                                            NO EXPENSE
                                                                                          REIMBURSEMENTS
                                                                                       -----------------------
                                                RATIO
                  NET               RATIO       OF NET                                   RATIO       RATIO
                 ASSET              OF NET    INVESTMENT                       NET       OF NET      OF NET
                 VALUE,            EXPENSES   INCOME TO             AVERAGE ASSETS AT   EXPENSES   INVESTMENT
                  END             TO AVERAGE   AVERAGE    PORTFOLIO COMMIS-    END     TO AVERAGE  INCOME TO
                   OF     TOTAL      NET         NET      TURNOVER   SION   OF PERIOD     NET       AVERAGE
                 PERIOD RETURN(C)   ASSETS      ASSETS      RATE     RATE   (IN 000'S)   ASSETS    NET ASSETS
                 ------ --------- ----------- ----------- --------- ------- ---------- ----------- -----------
For the Six Months Ended April 30, 1998 (unaudited)
Institutional
Shares           $25.25   16.36%     1.17%(d)    0.88%(d)     24%   $0.0652  $89,279      1.17%(d)    0.88%(d)
Service Shares    25.26   16.24      1.42(d)     0.66(d)      24     0.0652    1,623      1.42(d)     0.66(d)
For the Period March 3, 1997(a) through October 31, 1997
Institutional
Shares            21.82   22.00      1.20(d)     1.30(d)       5     0.0774   45,173      2.02(d)     0.48(d)
Service Shares    21.81   21.81      1.45(d)     1.02(d)       5     0.0774    2,588      2.27(d)     0.20(d)

----
(a) Commencement of operations.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d) Annualized.

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS
                                  GROWTH FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  INCOME FROM            DISTRIBUTIONS TO
                             INVESTMENT OPERATIONS         SHAREHOLDERS
                           ------------------------- -------------------------
                                                                                                              RATIO
                                                                                                              OF NET
                                           NET                                  NET               RATIO     INVESTMENT
                                         REALIZED                              ASSET              OF NET      INCOME
                 NET ASSET    NET          AND                                 VALUE,            EXPENSES     (LOSS)
                  VALUE,   INVESTMENT   UNREALIZED    FROM NET     FROM NET     END             TO AVERAGE  TO AVERAGE   PORTFOLIO
                 BEGINNING   INCOME      GAIN ON     INVESTMENT REALIZED GAIN    OF    TOTAL       NET         NET       TURNOVER
                 OF PERIOD   (LOSS)   INVESTMENTS(B)   INCOME   ON INVESTMENTS PERIOD RETURN(C)   ASSETS      ASSETS       RATE
                 --------- ---------- -------------- ---------- -------------- ------ --------- ----------  ----------   ---------
For the Six Months Ended April 30, 1998 (unaudited)
Institutuional
Shares            $34.54     $0.04        $7.11        $(0.05)      $(2.24)    $39.40   21.60%     1.09%(d)    0.23%(d)      27%
Service Shares     34.50      0.00         7.11         (0.01)       (2.24)     39.36   21.49      1.35(d)    (0.02)(d)      27
For the Year Ended October
31, 1997
Institutional
Shares             28.95      0.19         7.51         (0.19)       (1.92)     34.54   28.12      1.11        0.60          32
Service
Shares(a)          28.26      0.09         6.25         (0.10)         --       34.50   22.47      1.36(d)     0.35(d)       32
For the Year Ended October
31, 1996
Institutional
Shares             24.68      0.19         5.40         (0.19)       (1.13)     28.95   23.43      1.08        0.72          36
For the Period December 12, 1994 (commencement of operations) through October 31, 1995
Institutional
Shares             18.00      0.15         6.68         (0.15)         --       24.68   38.06      1.11(d)     0.81(d)       33
                               NET
                            ASSETS AT
                  AVERAGE      END
                 COMMISSION OF PERIOD
                    RATE    (IN 000'S)
                 ---------- ----------
For the Six Months Ended April 30, 1998 (unaudited)
Institutuional
Shares            $0.0554    $423,820
Service Shares     0.0554       8,297
For the Year Ended October
31, 1997
Institutional
Shares             0.0556     343,773
Service
Shares(a)          0.0556       5,758
For the Year Ended October
31, 1996
Institutional
Shares             0.0654     208,908
For the Period December 12, 1994 (commencement of operations) through October 31, 1995
Institutional
Shares                --      141,735

----
(a) Service share activity commenced on January 2, 1997.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d) Annualized.

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS
                                  MIDCAP FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  INCOME FROM        DISTRIBUTIONS TO
                             INVESTMENT OPERATIONS     SHAREHOLDERS
                           ------------------------- ----------------
                                                                                                     RATIO
                                           NET                         NET               RATIO       OF NET
                                         REALIZED                     ASSET              OF NET    INVESTMENT
                 NET ASSET                 AND                        VALUE,            EXPENSES      LOSS
                  VALUE,      NET       UNREALIZED       FROM NET      END             TO AVERAGE  TO AVERAGE    PORTFOLIO
                 BEGINNING INVESTMENT    GAIN ON      REALIZED GAIN     OF     TOTAL      NET         NET        TURNOVER
                 OF PERIOD    LOSS    INVESTMENTS(B)  ON INVESTMENTS  PERIOD RETURN(C)   ASSETS      ASSETS        RATE
                 --------- ---------- -------------- ---------------- ------ --------- ----------  ----------    ---------
For the Six Months Ended
April 30, 1998 (unaudited)
Institutional
Shares            $33.02     $(0.08)      $7.33           $(1.80)     $38.47   22.79%     1.16%(d)   (0.64)%(d)      40%
Service Shares     32.94      (0.10)       7.27            (1.80)      38.31   22.59      1.41(d)    (0.90)(d)       40
For the Year Ended October
31, 1997
Institutional
Shares             28.06      (0.13)       5.38            (0.29)      33.02   18.88      1.23       (0.61)          89
Service
Shares(a)          28.64      (0.11)       4.41              --        32.94   15.01      1.48(d)    (0.95)(d)       89
For the Year Ended October
31, 1996
Institutional
Shares             25.30      (0.07)       3.51            (0.68)      28.06   13.78      1.22       (0.37)          71
For the Period December 12, 1994 (commencement of operations) through October 31, 1995
Institutional
Shares             18.00      (0.04)       7.34              --        25.30   40.56      1.32(d)    (0.29)(d)       59
                               NET
                            ASSETS AT
                  AVERAGE      END
                 COMMISSION OF PERIOD
                    RATE    (IN 000'S)
                 ---------- ----------
For the Six Months Ended
April 30, 1998 (unaudited)
Institutional
Shares            $0.0606    $147,464
Service Shares     0.0606       1,036
For the Year Ended October
31, 1997
Institutional
Shares             0.0608     112,442
Service
Shares(a)          0.0608         658
For the Year Ended October
31, 1996
Institutional
Shares             0.0692      74,641
For the Period December 12, 1994 (commencement of operations) through October 31, 1995
Institutional
Shares               --        41,665

----
(a) Service share activity commenced on January 2, 1997.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d) Annualized.

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS
                           INTERNATIONAL EQUITY FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     INCOME FROM               DISTRIBUTIONS TO
                                INVESTMENT OPERATIONS            SHAREHOLDERS
                           -------------------------------- ----------------------
                                                    NET
                                                  REALIZED
                                         NET        AND
                                       REALIZED  UNREALIZED                                                        RATIO
                                         AND      LOSS ON                            NET               RATIO       OF NET
                                      UNREALIZED  FOREIGN                           ASSET              OF NET    INVESTMENT
                 NET ASSET               GAIN     CURRENCY              FROM NET   VALUE,             EXPENSES   INCOME TO
                  VALUE,      NET     (LOSS) ON   RELATED    FROM NET   REALIZED     END             TO AVERAGE   AVERAGE
                 BEGINNING INVESTMENT  INVEST-     TRANS-   INVESTMENT   GAIN ON     OF      TOTAL      NET         NET
                 OF PERIOD   INCOME    MENTS(B)  ACTIONS(B)   INCOME   INVESTMENTS PERIOD  RETURN(C)   ASSETS      ASSETS
                 --------- ---------- ---------- ---------- ---------- ----------- ------- --------- ----------  ----------
For the Six Months Ended April 30, 1998 (unaudited)
Institutional
Shares            $ 22.10    $ 0.02     $ 3.06    $ (0.04)   $ (0.08)    $(0.57)   $ 24.49   14.11%     1.64%(d)    0.24%(d)
Service Shares      22.06      0.02       3.02      (0.04)     (0.05)     (0.57)     24.44   13.97      1.89(d)     0.02(d)
For the Year Ended October 31, 1997
Institutional
Shares              20.96      0.06       2.07      (0.65)     (0.10)     (0.24)     22.10    7.15      1.72        0.35
Service
Shares(a)           21.70      0.01       0.51      (0.16)       --         --       22.06    1.66      1.97(d)     0.14(d)
For the Year Ended October 31, 1996
Institutional
Shares              18.64      0.11       3.02      (0.67)     (0.07)     (0.07)     20.96   13.25      1.72        0.74
For the Period December 12, 1994 (commencement of operations) through October 31, 1995
Institutional
Shares              18.00      0.12       0.95      (0.40)     (0.03)       --       18.64    3.73      1.81(d)     1.06(d)
                                                  RATIOS ASSUMING
                                                   NO WAIVER OF
                                                INVESTMENT ADVISORY
                                                  FEES OR EXPENSE
                                                  REIMBURSEMENTS
                                               -------------------------
                                                             RATIO
                                                             OF NET
                                       NET       RATIO     INVESTMENT
                           AVERAGE  ASSETS AT      OF        INCOME
                 PORTFOLIO COMMIS-     END      EXPENSES   (LOSS) TO
                 TURNOVER    SION   OF PERIOD  TO AVERAGE   AVERAGE
                   RATE      RATE   (IN 000'S) NET ASSETS  NET ASSETS
                 --------- -------- ---------- ----------- -------------
For the Six Months Ended April 30, 1998 (unaudited)
Institutional
Shares               10%   $ 0.0074  $102,467     2.14%(d)   (0.26)%(d)
Service Shares       10      0.0074       314     2.39(d)    (0.48)(d)
For the Year Ended October 31, 1997
Institutional
Shares               22      0.0007    78,273     2.23       (0.16)
Service
Shares(a)            22      0.0007       231     2.48(d)    (0.37)(d)
For the Year Ended October 31, 1996
Institutional
Shares               21      0.0147    51,589     2.64       (0.18)
For the Period December 12, 1994 (commencement of operations) through October 31, 1995
Institutional
Shares               25         --     21,014     3.50(d)    (0.63)(d)

----
(a) Service share activity commenced on January 2, 1997.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment of the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d) Annualized.

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                INCOME FROM         DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS      SHAREHOLDERS
                           --------------------- ----------------------
                                         NET
                                       REALIZED
                                         AND
                                      UNREALIZED                                  RATIOS ASSUMING
                 NET ASSET               GAIN                FROM NET              NO WAIVER OF
                  VALUE,      NET     (LOSS) ON   FROM NET   REALIZED           INVESTMENT ADVISORY
                 BEGINNING INVESTMENT  INVEST-   INVESTMENT   GAIN ON            FEES AND EXPENSE
                 OF PERIOD   INCOME    MENTS(B)    INCOME   INVESTMENTS           REIMBURSEMENTS
                 --------- ---------- ---------- ---------- -----------        -----------------------
                                                RATIO
                  NET               RATIO       OF NET                                       RATIO
                 ASSET              OF NET    INVESTMENT               NET       RATIO       OF NET
                 VALUE,            EXPENSES   INCOME TO             ASSETS AT      OF      INVESTMENT
                  END             TO AVERAGE   AVERAGE    PORTFOLIO    END      EXPENSES   INCOME TO
                   OF     TOTAL      NET         NET      TURNOVER  OF PERIOD  TO AVERAGE   AVERAGE
                 PERIOD RETURN(C)   ASSETS      ASSETS      RATE    (IN 000'S) NET ASSETS  NET ASSETS
                 ------ --------- ----------- ----------- --------- ---------- ----------- -----------

                   NATIONAL TAX-FREE INTERMEDIATE BOND FUND
For the Six
Months Ended
April 30, 1998
(unaudited)       $18.85     $0.37         --      $(0.37)       --
For the Year
Ended October
31, 1997           18.46      0.72        0.39      (0.72)       --
For the Year
Ended October
31, 1996           18.54      0.73       (0.07)     (0.73)     (0.01)
For the Period
February 21,
1995(a)
through October
   31, 1995           18   .00       0.54        0.54        (0.54)       --
For the Six
Months Ended
April 30, 1998
(unaudited)      $18.85   1.95%      0.78%(d)    3.90%(d)      1%    $28,382      1.08%(d)    3.60%(d)
For the Year
Ended October
31, 1997          18.85   6.16       0.85        3.89          6      25,281      1.15        3.59
For the Year
Ended October
31, 1996          18.46   3.60       0.85        3.93         34      17,613      1.55        3.23
For the Period
February 21,
1995(a)
through October
31, 1995          18.54   6.06       0.85(d)     4.19(d)      19      10,721      1.90(d)     3.14(d)

                   MISSOURI TAX-FREE INTERMEDIATE BOND FUND
For the Six
Months Ended
April 30, 1998
(unaudited)       $18.61     $0.37      $ 0.04     $(0.37)    $(0.01)
For the Year
Ended October
31, 1997           18.26      0.76        0.37      (0.76)     (0.02)
For the Year
Ended October
31, 1996           18.40      0.76       (0.14)     (0.76)       --
For the Period
February 21,
1995(a)
through October
31, 1995           18.00      0.57        0.40      (0.57)       --
For the Six
Months Ended
April 30, 1998
(unaudited)      $18.64   2.24%      0.65%(d)    4.00%(d)     11%    $28,539      1.04%(d)    3.61%(d)
For the Year
Ended October
31, 1997          18.61   6.31       0.65        4.14         13      24,434      1.21        3.58
For the Year
Ended October
31, 1996          18.26   3.43       0.65        4.14         49      17,034      1.58        3.21
For the Period
February 21,
1995(a)
through October
31, 1995          18.40   5.45       0.65(d)     4.41(d)      52       8,889      2.12(d)     2.94(d)

----
(a) Commencement of operations.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
(d) Annualized.

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                         NOTES TO FINANCIAL STATEMENTS

                                APRIL 30, 1998
                                  (UNAUDITED)

1. ORGANIZATION

  The Commerce Funds (the "Trust") is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust consists of nine portfolios (individually, a "Fund" and collectively, the "Funds"): Short-Term Government Fund, Bond Fund, Balanced Fund, Growth and Income Fund, Growth Fund, MidCap Fund, International Equity Fund, National Tax-Free Intermediate Bond Fund and Missouri Tax-Free Intermediate Bond Fund (formerly National Tax-Free Bond Fund and Missouri Tax-Free Bond Fund, respectively). Each of the Funds (except National Tax-Free Intermediate Bond Fund and Missouri Tax-Free Intermediate Bond Fund which only offer Institutional Shares) offer two classes of shares, Institutional Shares and Service Shares. Each Fund is registered as a diversified management investment company under the 1940 Act, other than the Missouri Tax-Free Intermediate Bond Fund, which is registered as non-diversified under the 1940 Act.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. Investment Valuation

  Investments in securities traded on a U.S. exchange or the NASDAQ system are valued at their last sale or closing price on the principal exchange on which they are traded or NASDAQ, on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked prices. The value of a Fund's portfolio securities that are traded on stock exchanges outside the U.S. are based upon the price on that exchange as of the close of business of the exchange immediately preceding the time of valuation. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Fixed-income securities are valued at prices supplied by an independent pricing service, which reflect broker/dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not available, are valued at fair value using methods approved by the Board of Trustees.

 B. Securities Transactions and Investment Income

  Securities transactions are recorded as of the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

 C. Premiums and Discounts on Debt Securities Owned

  The National Tax-Free Intermediate Bond and the Missouri Tax-Free Intermediate Bond Funds amortize premiums on debt securities on the effective yield basis, and do not accrete market discounts on debt

                              THE COMMERCE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

securities. The Growth, MidCap and International Equity Funds accrete market discounts and amortize premiums on a yield to maturity basis. The Short-Term Government, Bond, Balanced and Growth and Income Funds do not accrete market discounts or amortize premiums on long-term debt securities. The Short-Term Government, Bond and Balanced Funds invest in mortgage-backed securities. Certain mortgage security paydown gains and losses increase or decrease ordinary taxable income available for distributions and are included in interest income in the accompanying Statements of Operations. For all Funds, original issue discount on debt securities is amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security.

 D. Foreign Currency Translations

  The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

  Net realized gain (loss) on foreign currency transactions represent: (i) foreign exchange gains and losses from the sale of foreign currencies and investments; (ii) foreign exchange gains and losses between trade date and settlement date on investment securities transactions and foreign exchange contracts; and (iii) foreign exchange gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received. Net unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities.

 E. Forward Foreign Currency Exchange Contracts

  The International Equity Fund is authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions as a means to manage its foreign exchange rate risk. All commitments are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts as a result of the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 F. Federal Taxes

  Each Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal income tax provisions are required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules.

                              THE COMMERCE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

  As of the Trust's most recent tax year-end, the following Funds had capital loss carryforwards for U.S. federal income tax purposes:

               FUND                    AMOUNT           YEAR OF EXPIRATION
   ----------------------------  ------------------ --------------------------
   Short-Term Government Fund         $179,958              2004-2005
   Bond Fund                           216,767              2005
   National Tax-Free Intermedi-
    ate Bond Fund                          115              2004

  These amounts are available to be carried forward to offset future capital gains of the Funds to the extent permitted by applicable laws or regulations.

 G. Deferred Organization Expenses

  Organization costs are being amortized on a straight-line basis over a period of five years beginning with the commencement of each of the Fund's operations. If any or all of the shares held by The Goldman Sachs Group, L.P. representing initial capital of the Funds are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion of the unamortized organization expense.

 H. Expenses

  Expenses incurred by the Funds which do not specifically relate to an individual Fund are allocated to the Funds based on each Fund's relative average daily net assets for the period. Service Class shareholders bear all expenses and fees relating to the Distribution Plan.

 I. Repurchase Agreements

  During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in safekeeping in the customer-only account of State Street Bank & Trust Company, the Funds' custodian, or at sub-custodians. The market value of the underlying collateral is monitored by daily pricing.

  In connection with transactions in repurchase agreements, if the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

 J. Dividends and Distributions to Shareholders

  Dividends from net investment income are declared daily and paid monthly by the Short-Term Government, Bond, National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds; declared and paid quarterly by the Balanced, Growth and Income and Growth Funds; and declared and paid annually by the MidCap and International Equity Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

                              THE COMMERCE FUNDS

3. AGREEMENTS

  The Funds have entered into an Advisory Agreement with Commerce Bank, N.A. (the "Advisor"). Pursuant to the terms of the Advisory Agreement, the Advisor is responsible for managing the investments and making investment decisions for each of the Funds. For these services and for assuming related expenses, the Advisor is entitled to a fee, computed daily and payable monthly, at the following annual rate of the corresponding Fund's average daily net assets:

   Short-Term Government Fund.............................................  .50%
   Bond Fund..............................................................  .50%
   Balanced Fund.......................................................... 1.00%
   Growth and Income Fund.................................................  .75%
   Growth Fund............................................................  .75%
   MidCap Fund............................................................  .75%
   International Equity Fund.............................................. 1.50%
   National Tax-Free Intermediate Bond Fund...............................  .50%
   Missouri Tax-Free Intermediate Bond Fund...............................  .50%

  As authorized by the Advisory Agreement, the Advisor has entered into a Sub-Advisory Agreement with Rowe Price-Fleming International, Inc. (the "Sub-Advisor") whereby the Sub-Advisor manages the investment assets of the International Equity Fund. As compensation for services rendered under the Sub-Advisory Agreement, the Sub-Advisor is entitled to a fee from the Advisor at the following annual rate:

   AVERAGE DAILY NET ASSETS                                        ANNUAL RATE
   ------------------------                                        -----------
   First $20 million..............................................     .75%
   Next $30 million...............................................     .60%
   Over $50 million...............................................     .50%

  In addition, the sub-advisor has voluntarily agreed to waive a portion of its sub-advised fees on the International Equity Portfolio. The resulting would be 0.50% of the average daily net assets of the Fund when Fund assets exceed $200 million.

  For the period ended April 30, 1998, the Advisor has voluntarily agreed to waive a portion of its advisory fee for certain portfolios. The resulting advisory fees are .30% for the Short-Term Government Fund, .69% for the Balanced Fund, 1.00% for the International Equity Fund, .43% for the National Tax-Free Intermediate Bond Fund and .30% for the Missouri Tax-Free Intermediate Bond Fund. The effect of these waivers by the Advisor for the period ended April 30, 1998 was to reduce advisory fees by $51,933, $187,852, $218,727, $9,529 and $26,619 for the Short-Term Government, Balanced, International Equity, National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds, respectively.

  In addition, for the period ended April 30, 1998, the Advisor has voluntarily agreed to reimburse expenses (excluding interest, taxes, distribution expenses and extraordinary expenses) to the extent that such expenses exceed, on an annualized basis, .68%, .88%, 1.13%, 1.20%, 1.13%, 1.72% and .65% of average net assets of the Short-Term Government, Bond, Balanced, Growth and Income, Growth, International Equity and Missouri Tax-Free Intermediate Bond Funds, respectively. Effective February 6, 1998, the Advisor has voluntarily agreed to reimburse expenses (excluding interest, taxes, distribution expenses and extraordinary expenses) for the National Tax-Free Intermediate Bond Fund to the extent that such expenses exceed, on an annualized basis .70% of average net assets. Prior thereto, the expense limitation was .85% of average net assets. The

                              THE COMMERCE FUNDS

3. AGREEMENTS--(CONTINUED)

effect of these reimbursements by the Advisor for the period ended April 30, 1998 was to reduce expenses by $49,058, $21,540, $0, $30,746 and $25,938 for the Short-Term Government, Balanced, Growth and Income, National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds, respectively. The amount reimbursable to the Short-Term Government, National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds at April 30, 1998 was approximately $15,000, $5,000 and 4,000, respectively, and are reflected in "Other Assets" in the accompanying Statements of Assets and Liabilities. Included in "Accrued expenses and other liabilities" in the accompanying Statements of Assets and Liabilities of the Balanced and Growth and Income Funds was approximately $12,000 and $17,000 related to excess reimbursements payable to Advisor.

  Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., serves as the Trust's administrator, pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Trust's business affairs. As compensation for the services rendered under the Administration Agreement and its assumption of related expenses, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate of
 .15% of the average daily net assets of each Fund.

  Goldman, Sachs & Co. serves as Distributor of shares of the Funds pursuant to a Distribution Agreement and may receive a portion of the sales load imposed on the sale of shares of the Funds. The maximum sales load imposed on sale of shares of the Short-Term Government Fund is 2.00%; for all other Funds, the maximum sales load imposed on the sale of shares of the Funds is 3.50%. Goldman Sachs has advised the Trust that it has retained approximately $8,127 for the six months ended April 30, 1998.

  The Trust, on behalf of each Fund (except National Tax-Free Intermediate Bond Fund and Missouri Tax-Free Intermediate Bond Fund), has adopted a Distribution Plan for the Service Shares pursuant to Rule 12b-1. Under the distribution plan, payments by each Fund for distribution expenses may not exceed .25% (annualized) of the average daily net assets of the Fund's Service Shares.

  Pursuant to a Shareholder Administrative Services Plan adopted by its Board of Trustees, the Funds may enter into agreements with service organizations such as banks and financial institutions, which may include the Advisor and its affiliates ("Service Organizations"), under which they will render shareholder administration support services. For these services, the Service Organizations are entitled to receive fees from a Fund at an annual rate of up to .25% of the average daily net asset value of Fund shares beneficially owned by clients of such Service Organizations

4. INVESTMENT TRANSACTIONS

  Purchases and proceeds from sales or maturities of long-term securities for the six months ended April 30, 1998 were as follows:

                          SHORT-TERM GOVERNMENT FUND
Purchases (excluding U.S. Government securities).................... $2,004,063
Sales (excluding U.S. Government securities)........................  1,074,282
Purchases of U.S. Government securities............................. 11,573,597
Sales of U.S. Government securities.................................  7,069,658

                              THE COMMERCE FUNDS

4. INVESTMENT TRANSACTIONS--(CONTINUED)

                                   BOND FUND
Purchases (excluding U.S. Government securities)................... $39,422,904
Sales (excluding U.S. Government securities).......................   8,933,308
Purchases of U.S. Government securities............................  29,388,881
Sales of U.S. Government securities................................  14,180,136
                                 BALANCED FUND
Purchases (excluding U.S. Government securities)................... $37,459,201
Sales (excluding U.S. Government securities).......................  29,389,785
Purchases of U.S. Government securities............................  12,107,148
Sales of U.S. Government securities................................   8,988,342
                            GROWTH AND INCOME FUND
Purchases (excluding U.S. Government securities)................... $50,734,111
Sales (excluding U.S. Government securities).......................  16,597,902
Purchases of U.S. Government securities............................          --
Sales of U.S. Government securities................................          --
                                  GROWTH FUND
Purchases (excluding U.S. Government securities)................... $99,763,532
Sales (excluding U.S. Government securities).......................  99,934,889
Purchases of U.S. Government securities............................          --
Sales of U.S. Government securities................................          --
                                  MIDCAP FUND
Purchases (excluding U.S. Government securities)................... $57,219,574
Sales (excluding U.S. Government securities).......................  49,821,039
Purchases of U.S. Government securities............................          --
Sales of U.S. Government securities................................          --
                           INTERNATIONAL EQUITY FUND
Purchases (excluding U.S. Government securities)................... $20,363,770
Sales (excluding U.S. Government securities).......................   8,181,598
Purchases of U.S. Government securities............................          --
Sales of U.S. Government securities................................          --
                   NATIONAL TAX-FREE INTERMEDIATE BOND FUND
Purchases (excluding U.S. Government securities)................... $ 2,294,865
Sales (excluding U.S. Government securities).......................     285,568
Purchases of U.S. Government securities............................          --
Sales of U.S. Government securities................................          --
                   MISSOURI TAX-FREE INTERMEDIATE BOND FUND
Purchases (excluding U.S. Government securities)................... $ 4,866,505
Sales (excluding U.S. Government securities).......................   2,774,245
Purchases of U.S. Government securities............................          --
Sales of U.S. Government securities................................          --

5. CONCENTRATION OF CREDIT RISK

  The Missouri Tax-Free Intermediate Bond Fund invests substantially all of its assets in debt obligations of issuers located in the State of Missouri. The National Tax-Free Intermediate Bond Fund may invest significant amounts in selected states. The issuers' abilities to meet their obligations may be affected by the states' economic or political developments.

THE COMMERCE FUNDS
-----------------------------

TRUSTEES
J. Eric Helsing, Chairman
Randall D. Barron
David L. Bodde
John J. Holland
Warren Weaver

OFFICERS
Warren Weaver
President
Scott M. Gilman
Vice President
Gordon F. Linke
Vice President
Nancy L. Mucker
Vice President
John M. Perlowski
Vice President
Randall D. Barron
Treasurer
W. Bruce McConnel, III
Secretary
Michael J. Richman
Assistant Secretary
Howard B. Surloff
Assistant Secretary
  This Semiannual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Commerce Funds Prospectus which contains facts concerning The Commerce Funds' objectives and policies, management, expenses and other information. Shares of the Funds are not deposits or obligations of, or guaranteed, endorsed or otherwise supported by, Commerce Bank, N.A., its parent or affiliates, and the shares are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Funds involves investment risks, including possible loss of principal.

THE COMMERCE FUNDS
922 Walnut Street
Kansas City, Missouri 64106

INVESTMENT ADVISOR
Commerce Bank, N.A.
922 Walnut Street
Kansas City, Missouri 64106

     and

8000 Forsyth Boulevard
St. Louis, Missouri 63105

INVESTMENT SUB-ADVISOR
Rowe Price-Fleming International, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

DISTRIBUTOR
Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

ADMINISTRATOR
Goldman Sachs Asset Management
One New York Plaza
New York, New York 10004

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
State Street Bank & Trust Company
1004 Baltimore Street
Kansas City, Missouri 64105

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
1000 Walnut Street
Kansas City, Missouri 64106

LEGAL COUNSEL
Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, Pennsylvania 19107

                                                                      COM-SEMI98


                              LOGO COMMERCE FUNDS

                         The Short-Term Government Fund
                                 The Bond Fund
                               The Balanced Fund
                           The Growth and Income Fund
                                The Growth Fund
                                The MidCap Fund
                         The International Equity Fund
                  The National Tax-Free Intermediate Bond Fund
                  The Missouri Tax-Free Intermediate Bond Fund

                               Semiannual Report

                                 April 30, 1998